As filed with the Securities and Exchange Commission on May 3, 2010
Registration No. 333 —

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

REPUBLIC SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

(For Co-Registrants, Please See Table of Other Registrants on the Following Page)

Delaware	65-0716904
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

18500 North Allied Way
Phoenix, Arizona 85054
(480) 627-2700
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Michael P. Rissman, Esq.
Executive Vice President, General Counsel and Secretary
18500 North Allied Way
Phoenix, Arizona 85054
(480) 627-2700
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:

Jodi A. Simala, Esq.
Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606
(312) 782-0600

Approximate date of commencement of proposed sale to the public:  From time to time after the Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount	Offering Price	Aggregate	Registration
Securities to be Registered	to be Registered(1)	Per Unit(1)	Offering Price(1)	Fee(1)
Debt Securities
Subsidiary Guarantees of Debt Securities(2)
Common Stock, par value $0.01 per share
Preferred Stock, par value $0.01 per share
Warrants
Stock Purchase Contracts
Stock Purchase Units
Subscription Rights

(1)	An indeterminate aggregate initial offering price, principal amount or number of the securities of each identified class is being registered as may from time to time be issued at indeterminate prices or upon conversion, exchange or exercise of securities registered hereunder to the extent any such securities are, by their terms, convertible into, or exchangeable or exercisable for, such securities. Securities registered hereunder may be sold either separately or as units comprised of more than one type of security registered hereunder. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units. In accordance with Rule 456(b) and Rule 457(r), the registrant is deferring payment of all of the registration fee.

(2)	As contemplated by General Instruction I.D.1.c, the Subsidiary Guarantees of Debt Securities will be issued by majority-owned subsidiaries of Republic Services, Inc. and constitute guarantees of non-convertible debt securities of Republic Services, Inc.

TABLE OF OTHER REGISTRANTS

The Address, Including Zip Code, and Telephone Number, Including Area Code, of each Co-Registrant’s Principal Executive Offices is 18500 North Allied Way Phoenix, AZ 85054, (480) 627-2700.

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Alabama Recycling Services, Inc.	Alabama	63-1125333
Autauga County Landfill, LLC	Alabama	87-0708224
GEK, Inc.	Alabama	63-1059042
Allied Waste Industries (Arizona), Inc.	Arizona	76-0353315
Allied Waste Industries (Southwest), Inc.	Arizona	86-0834266
Allied Waste Systems of Arizona, LLC	Arizona	20-4754255
Apache Junction Landfill Corporation	Arizona	86-0807383
Cactus Waste Systems, LLC	Arizona	74-0193806
Central Arizona Transfer, Inc.	Arizona	20-3469072
Mesa Disposal, Inc.	Arizona	86-0641823
Midway Development Company, Inc.	Arizona	20-1234650
Pinal County Landfill Corp.	Arizona	86-0834267
Republic Services of Arizona Hauling, LLC	Arizona	65-0872472
Summit Waste Systems, Inc.	Arizona	86-0940236
Tri-State Refuse Corporation	Arizona	86-0205736
A D A J Corporation	California	95-3996398
Allied Waste of California, Inc.	California	86-0841277
Allied Waste Transfer Services of California, LLC	California	20-4735721
Atlas Transport, Inc.	California	95-2454199
Bay Collection Services, Inc.	California	68-0423276
Bay Environmental Management, Inc.	California	94-2547085
Bay Landfills, Inc.	California	68-0423275
Bay Leasing Company, Inc.	California	68-0206342
Berkeley Sanitary Service, Inc.	California	68-0205653
BLT Enterprises of Oxnard, Inc.	California	77-0404336
Borrego Landfill, Inc.	California	33-0777844
Browning-Ferris Industries of California, Inc.	California	95-2772010
Charter Evaporation Resource Recovery Systems	California	68-0195486
Crockett Sanitary Service, Inc.	California	68-0395297
Delta Container Corporation	California	94-1751866
Delta Paper Stock, Co.	California	94-2523340
Elder Creek Transfer & Recovery, Inc.	California	68-0461018
Forward, Inc.	California	94-1544481
Golden Bear Transfer Services, Inc.	California	20-1197062
Imperial Landfill, Inc.	California	86-0972399
Independent Trucking Company	California	94-1752713
International Disposal Corp. of California	California	94-2229685
Keller Canyon Landfill Company	California	77-0222614
La Cañada Disposal Company, Inc.	California	95-4108930
Lathrop Sunrise Sanitation Corporation	California	68-0349203
Oceanside Waste & Recycling Services	California	95-4516562

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Otay Landfill, Inc.	California	33-0777847
Palomar Transfer Station, Inc.	California	33-0777845
Perdomo & Sons, Inc.	California	95-2759289
Ramona Landfill, Inc.	California	33-0777841
RI/Alameda Corp.	California	65-1049389
Richmond Sanitary Service, Inc.	California	68-0204974
San Diego Landfill Systems, LLC	California	20-2391637
San Marcos NCRRF, Inc.	California	33-0777842
Solano Garbage Company	California	94-2537922
Sunrise Sanitation Service, Inc.	California	94-2737713
Sunset Disposal Service, Inc.	California	94-2449716
Sycamore Landfill, Inc.	California	33-0777839
West Contra Costa Energy Recovery Company	California	68-0050806
West Contra Costa Sanitary Landfill, Inc.	California	68-0206389
West County Landfill, Inc.	California	68-0206346
West County Resource Recovery, Inc.	California	68-0206339
Zakaroff Services	California	95-3941388
Allied Waste Systems of Colorado, LLC	Colorado	20-4911774
Bunting Trash Service, Inc.	Colorado	84-0744234
Denver RL North, Inc.	Colorado	86-1005476
Frontier Waste Services (Colorado), LLC	Colorado	91-2121802
Republic Services of Colorado Hauling, LLC	Colorado	65-0872366
Republic Services of Colorado I, LLC	Colorado	65-0872372
Abilene Landfill TX, LP	Delaware	26-0015748
Allied Enviroengineering, Inc.	Delaware	76-0294430
Allied Gas Recovery Systems, L.L.C.	Delaware	86-0912667
Allied Green Power, Inc.	Delaware	59-3771629
Allied Nova Scotia, Inc.	Delaware	86-0898257
Allied Services, LLC	Delaware	86-0897719
Allied Waste Alabama, Inc.	Delaware	86-0836214
Allied Waste Company, Inc.	Delaware	76-0294431
Allied Waste Environmental Management Group, LLC	Delaware	20-4987213
Allied Waste Holdings (Canada) Ltd.	Delaware	86-0911064
Allied Waste Industries, Inc.	Delaware	88-0228636
Allied Waste Landfill Holdings, Inc.	Delaware	52-2044846
Allied Waste North America, Inc.	Delaware	86-0843596
Allied Waste of New Jersey-New York, LLC	Delaware	86-0911491
Allied Waste Recycling Services of New Hampshire, LLC	Delaware	20-5406806
Allied Waste Rural Sanitation, Inc.	Delaware	91-1886463
Allied Waste Services of Colorado, Inc.	Delaware	26-1208222
Allied Waste Services of North America, LLC	Delaware	20-1838910
Allied Waste Sycamore Landfill, LLC	Delaware	30-0076497
Allied Waste Systems Holdings, Inc.	Delaware	59-2068174
Allied Waste Systems of Indiana, LLC	Delaware	20-8044243

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Allied Waste Systems, Inc.	Delaware	36-2750252
Allied Waste Transfer Services of Arizona, LLC	Delaware	20-5130289
Allied Waste Transfer Services of Rhode Island, LLC	Delaware	20-5046235
Allied Waste Transportation, Inc.	Delaware	52-2044848
American Disposal Services of Illinois, Inc.	Delaware	13-3831976
American Disposal Services of New Jersey, Inc.	Delaware	36-4229718
American Disposal Services of West Virginia, Inc.	Delaware	36-4206387
American Disposal Services, Inc.	Delaware	13-3858494
American Disposal Transfer Services of Illinois, Inc.	Delaware	36-4210454
Anson County Landfill NC, LLC	Delaware	52-2044849
Ariana, LLC	Delaware	65-0886342
Attwoods of North America, Inc.	Delaware	98-0066273
AWIN Leasing Company, Inc.	Delaware	76-0351502
AWIN Management, Inc.	Delaware	76-0353318
BBCO, Inc.	Delaware	20-2103652
BFGSI, L.L.C.	Delaware	—
BFI Atlantic, Inc.	Delaware	76-0367890
BFI Energy Systems of Albany, Inc.	Delaware	76-0293880
BFI Energy Systems of Delaware County, Inc.	Delaware	76-0489490
BFI Energy Systems of Hempstead, Inc.	Delaware	76-0167169
BFI Energy Systems of Niagara II, Inc.	Delaware	86-0997176
BFI Energy Systems of Niagara, Inc.	Delaware	76-0346826
BFI Energy Systems of SEMASS, Inc.	Delaware	76-0489491
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware	76-0293894
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Delaware	76-0353600
BFI International, Inc.	Delaware	98-0055699
BFI REF-FUEL, INC	Delaware	76-0293907
BFI Trans River (GP), Inc.	Delaware	76-0490105
BFI Transfer Systems of Alabama, LLC	Delaware	86-1024458
BFI Transfer Systems of DC, LLC	Delaware	—
BFI Transfer Systems of Georgia, LLC	Delaware	86-1024457
BFI Transfer Systems of Maryland, LLC	Delaware	86-1026339
BFI Transfer Systems of Mississippi, LLC	Delaware	86-1026340
BFI Transfer Systems of Texas, LP	Delaware	86-1024535
BFI Transfer Systems of Virginia, LLC	Delaware	86-1024453
BFI Waste Services of Indiana, LP	Delaware	86-1024528
BFI Waste Services of Tennessee, LLC	Delaware	—
BFI Waste Services of Texas, LP	Delaware	86-1024527
BFI Waste Services, LLC	Delaware	86-1006825
BFI Waste Systems of Alabama, LLC	Delaware	86-1024529
BFI Waste Systems of Arkansas, LLC	Delaware	86-1024531
BFI Waste Systems of Georgia, LLC	Delaware	86-1024530
BFI Waste Systems of Indiana, LP	Delaware	86-1024534

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

BFI Waste Systems of Kentucky, LLC	Delaware	86-1024543
BFI Waste Systems of Louisiana, LLC	Delaware	86-1024541
BFI Waste Systems of Mississippi, LLC	Delaware	86-1024539
BFI Waste Systems of Missouri, LLC	Delaware	86-1024540
BFI Waste Systems of North America, LLC	Delaware	41-1696636
BFI Waste Systems of North Carolina, LLC	Delaware	86-1024538
BFI Waste Systems of South Carolina, LLC	Delaware	—
BFI Waste Systems of Tennessee, LLC	Delaware	86-1024463
BFI Waste Systems of Virginia, LLC	Delaware	86-1024461
Blue Ridge Landfill TX, LP	Delaware	86-1024533
Bond County Landfill, Inc.	Delaware	86-0968446
Brenham Total Roll-Offs, LP	Delaware	86-1038622
Bridgeton Landfill, LLC	Delaware	86-0898487
Bridgeton Transfer Station, LLC	Delaware	42-1583102
Browning-Ferris Financial Services, Inc.	Delaware	76-0485106
Browning-Ferris Industries of Florida, Inc.	Delaware	74-1819238
Browning-Ferris Industries of Illinois, Inc.	Delaware	31-1697534
Browning-Ferris Industries of Ohio, Inc.	Delaware	74-6186941
Browning-Ferris Industries, LLC	Delaware	74-1673682
Browning-Ferris Services, Inc.	Delaware	90-0112928
Brunswick Waste Management Facility, LLC	Delaware	86-0898494
Butler County Landfill, LLC	Delaware	86-0898479
Camelot Landfill TX, LP	Delaware	86-0913826
CC Landfill, Inc.	Delaware	86-0930050
Cefe Landfill TX, LP	Delaware	20-2761828
Chilton Landfill, LLC	Delaware	86-0979028
Cocopah Landfill, Inc.	Delaware	86-0979654
Compactor Rental Systems of Delaware, Inc.	Delaware	65-0723614
Consolidated Disposal Service, L.L.C.	Delaware	65-0844469
Continental Waste Industries, L.L.C.	Delaware	11-2909512
Copper Mountain Landfill, Inc.	Delaware	86-0980013
County Disposal (Ohio), Inc.	Delaware	13-3831975
County Disposal, Inc.	Delaware	13-3831974
County Landfill, Inc.	Delaware	13-3850472
Courtney Ridge Landfill, LLC	Delaware	86-0979799
Crow Landfill TX, L.P.	Delaware	52-2044854
D & L Disposal, L.L.C.	Delaware	37-1355114
East Chicago Compost Facility, Inc.	Delaware	26-3472299
E Leasing Company, LLC	Delaware	86-1013760
ECDC Environmental of Humboldt County, Inc.	Delaware	91-1901449
ECDC Holdings, Inc.	Delaware	86-0897722
Ellis County Landfill TX, LP	Delaware	52-2044857
Ellis Scott Landfill MO, LLC	Delaware	52-2044859
Environmental Development Corp.	Delaware	35-1783546

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Environtech, Inc.	Delaware	36-3485658
Envotech-Illinois L.L.C.	Delaware	37-1355113
Evergreen Scavenger Service, Inc.	Delaware	36-4179870
Evergreen Scavenger Service, L.L.C.	Delaware	36-4172002
Forest View Landfill, LLC	Delaware	86-0979824
Fort Worth Landfill TX, LP	Delaware	86-0899429
Galveston County Landfill TX, LP	Delaware	26-0015758
General Refuse Rolloff Corp.	Delaware	52-2093347
Georgia Recycling Services, Inc.	Delaware	58-2178434
Giles Road Landfill TX, LP	Delaware	20-3365888
Golden Triangle Landfill TX, LP	Delaware	26-0015711
Great Lakes Disposal Service, Inc.	Delaware	36-2642310
Great Plains Landfill OK, LLC	Delaware	52-2044861
Greenwood Landfill TX, LP	Delaware	91-2098721
Gulf West Landfill TX, LP	Delaware	26-0015867
H Leasing Company, LLC	Delaware	86-1013761
Itasca Landfill TX, LP	Delaware	26-0015841
Jefferson City Landfill, LLC	Delaware	86-0898553
Kandel Enterprises, LLC	Delaware	26-1602664
Kerrville Landfill TX, LP	Delaware	26-0015826
Lee County Landfill SC, LLC	Delaware	52-2044865
Lemons Landfill, LLC	Delaware	86-0898495
Lewisville Landfill TX, LP	Delaware	26-0015695
Liberty Waste Holdings, Inc.	Delaware	52-2049620
Liberty Waste Services Limited, L.L.C.	Delaware	34-1812746
Liberty Waste Services of McCook, L.L.C.	Delaware	23-2883645
Little Creek Landing, LLC	Delaware	68-0562490
Local Sanitation of Rowan County, L.L.C.	Delaware	61-1342580
Lucas County Land Development, Inc.	Delaware	86-1042740
Mars Road TX, LP	Delaware	20-3905016
McCarty Road Landfill TX, LP	Delaware	26-0015687
Mesquite Landfill TX, LP	Delaware	86-0897693
Mexia Landfill TX, LP	Delaware	26-0015674
Mountain Home Disposal, Inc.	Delaware	94-3284171
N Leasing Company, LLC	Delaware	86-1013762
NationsWaste, Inc.	Delaware	25-1774253
Ncorp, Inc.	Delaware	86-1013502
New York Waste Services, LLC	Delaware	86-1005076
Northeast Landfill, LLC	Delaware	72-1564964
Ohio Republic Contracts, II, Inc.	Delaware	65-1024354
Ottawa County Landfill, Inc.	Delaware	59-2068171
Packerton Land Company, L.L.C.	Delaware	23-2930927
Panama Road Landfill, TX, L.P.	Delaware	86-1036043
Pine Hill Farms Landfill TX, LP	Delaware	86-0899426

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Pinecrest Landfill OK, LLC	Delaware	52-2044866
Pleasant Oaks Landfill TX, LP	Delaware	91-1927530
Polk County Landfill, LLC	Delaware	86-1036041
Republic Services Financial LP, Inc.	Delaware	65-1008378
Republic Services Financial, Limited Partnership	Delaware	65-1008373
Republic Services Group, LLC	Delaware	65-0984987
Republic Services Holding Company, Inc.	Delaware	65-0984982
Republic Services of California Holding Company, Inc.	Delaware	65-0984976
Republic Services of California II, LLC	Delaware	65-0872373
Republic Services of Florida GP, Inc.	Delaware	65-0963062
Republic Services of Florida LP, Inc.	Delaware	65-0963063
Republic Services of Florida, Limited Partnership	Delaware	65-0965470
Republic Services of Georgia GP, LLC	Delaware	65-0963065
Republic Services of Georgia LP, LLC	Delaware	65-0963064
Republic Services of Georgia, Limited Partnership	Delaware	65-0965473
Republic Services of Indiana LP, Inc.	Delaware	65-1012407
Republic Services of Indiana Transportation, LLC	Delaware	06-1642141
Republic Services of Indiana, Limited Partnership	Delaware	65-1012411
Republic Services of Michigan Holding Company, Inc.	Delaware	65-0984978
Republic Services of New Jersey, LLC	Delaware	65-1050939
Republic Services of Pennsylvania, LLC	Delaware	65-1012129
Republic Services of South Carolina, LLC	Delaware	65-1023675
Republic Services of Southern California, LLC	Delaware	65-1242656
Republic Services of Wisconsin GP, LLC	Delaware	65-0984993
Republic Services of Wisconsin LP, LLC	Delaware	65-0984994
Republic Services of Wisconsin, Limited Partnership	Delaware	65-0984991
Republic Services Vasco Road, LLC	Delaware	65-0936716
Republic Waste Services of Southern California, LLC	Delaware	65-0845646
Republic Waste Services of Texas GP, Inc.	Delaware	65-0964350
Republic Waste Services of Texas LP, Inc.	Delaware	65-0963006
Rio Grande Valley Landfill TX, LP	Delaware	26-0015192
Risk Services, Inc.	Delaware	76-0162247
RITM, LLC	Delaware	51-0345295
Royal Oaks Landfill TX, LP	Delaware	91-2098725
Rubbish Control, LLC	Delaware	65-0844465
RWS Transport, L.P.	Delaware	27-0061136
S Leasing Company, LLC	Delaware	86-1013763
Sand Valley Holdings, L.L.C.	Delaware	51-0391894
Sangamon Valley Landfill, Inc.	Delaware	86-0970304
Show-Me Landfill, LLC	Delaware	86-0898621
Southeast Landfill, LLC	Delaware	86-0898482
Southwest Landfill TX, LP	Delaware	26-0015177
Standard Waste, Inc.	Delaware	37-1049834
Taylor Ridge Landfill, Inc.	Delaware	86-0970061

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Tennessee Union County Landfill, Inc.	Delaware	86-0980095
Tessman Road Landfill TX, LP	Delaware	20-3365914
Turkey Creek Landfill TX, LP	Delaware	86-0899439
Victoria Landfill TX, LP	Delaware	26-0015157
Wayne County Landfill IL, Inc.	Delaware	52-2044868
Webster Parish Landfill, L.L.C.	Delaware	62-1772690
Whispering Pines Landfill TX, LP	Delaware	26-0015118
Willow Ridge Landfill, LLC	Delaware	86-1004978
Allied Waste Transfer Services of Florida, LLC	Florida	20-3534645
Delta Dade Recycling Corp.	Florida	65-1048925
Delta Resources Corp.	Florida	65-0891249
Delta Site Development Corp.	Florida	65-0936999
Delta Waste Corp.	Florida	65-0919421
Envirocycle, Inc.	Florida	65-0243954
Gulfcoast Waste Service, Inc.	Florida	65-0577644
Manumit of Florida, Inc.	Florida	58-2065448
Republic Services Aviation, Inc.	Florida	65-0959331
Schofield Corporation of Orlando	Florida	59-3047860
Allied Waste Hauling of Georgia, Inc.	Georgia	86-0842495
Allied Waste Industries of Georgia, Inc.	Georgia	86-0842496
Central Virginia Properties, LLC	Georgia	20-0767660
Gateway Landfill, LLC	Georgia	83-0337817
Golden Waste Disposal, Inc.	Georgia	58-1849752
Price & Sons Recycling Company	Georgia	65-0249986
S & S Recycling, Inc.	Georgia	58-2237428
Wayne Developers, LLC	Georgia	26-0637318
Ada County Development Company, Inc.	Idaho	20-0333823
Allied Waste Services of Page, Inc.	Idaho	82-0336097
American Sanitation, Inc.	Idaho	82-0469055
ADS of Illinois, Inc.	Illinois	36-4243045
Allied Waste Industries of Illinois, Inc.	Illinois	36-3915626
Arc Disposal Company, Inc.	Illinois	36-2386793
Area Disposal, Inc.	Illinois	36-3766465
Borrow Pit Corp.	Illinois	—
Brickyard Disposal & Recycling, Inc.	Illinois	37-0948710
CWI of Illinois, Inc.	Illinois	38-3073435
Environmental Reclamation Company	Illinois	37-1140323
Fred Barbara Trucking Co., Inc.	Illinois	36-3030929
Illinois Landfill, Inc.	Illinois	35-1811975
Illinois Recycling Services, Inc.	Illinois	36-3587447
Illinois Valley Recycling, Inc.	Illinois	36-3754225
Ingrum Waste Disposal, Inc.	Illinois	36-4252595
Kankakee Quarry, Inc.	Illinois	71-0938626
LandComp Corporation	Illinois	36-3813024

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Lee County Landfill, Inc.	Illinois	37-1360924
Liberty Waste Services of Illinois, L.L.C.	Illinois	52-1960161
Loop Recycling, Inc.	Illinois	36-3107689
Loop Transfer, Incorporated	Illinois	36-3376490
Northlake Transfer, Inc.	Illinois	20-1513744
RCS, Inc.	Illinois	37-1270589
Roxana Landfill, Inc.	Illinois	43-1352176
Saline County Landfill, Inc.	Illinois	37-1208674
Shred — All Recycling Systems Inc.	Illinois	36-3583146
Southern Illinois Regional Landfill, Inc.	Illinois	22-3032671
Streator Area Landfill, Inc.	Illinois	36-3207276
Suburban Transfer, Inc.	Illinois	36-4048153
Suburban Warehouse, Inc.	Illinois	36-3714060
Tri-State Recycling Services, Inc.	Illinois	36-3768524
Upper Rock Island County Landfill, Inc.	Illinois	36-3159198
Agricultural Acquisitions, LLC	Indiana	20-5469750
Allied Waste Industries of Northwest Indiana, Inc.	Indiana	86-0807381
Benton County Development Company	Indiana	45-0527882
Clinton County Landfill Partnership	Indiana	20-0836700
County Line Landfill Partnership	Indiana	86-0900027
DTC Management, Inc.	Indiana	35-2090758
Illiana Disposal Partnership	Indiana	86-0900028
Jasper County Development Company Partnership	Indiana	—
Key Waste Indiana Partnership	Indiana	86-0900031
Lake County C & D Development Partnership	Indiana	86-1007828
Newton County Landfill Partnership	Indiana	86-0899962
Springfield Environmental General Partnership	Indiana	91-2078723
Tippecanoe County Waste Services Partnership	Indiana	20-1305645
Warrick County Development Company	Indiana	20-1429593
Wastehaul, Inc.	Indiana	35-1616387
Allied Waste Transfer Services of Iowa, LLC	Iowa	20-2721565
Jetter Disposal, Inc.	Iowa	36-4221455
American Disposal Services of Kansas, Inc.	Kansas	48-0841017
Resource Recovery, Inc.	Kansas	48-1034034
Sunset Disposal, Inc.	Kansas	48-0915496
Benson Valley Landfill General Partnership	Kentucky	20-3351757
Blue Ridge Landfill General Partnership	Kentucky	91-2079015
Green Valley Landfill General Partnership	Kentucky	91-2078719
Morehead Landfill General Partnership	Kentucky	—
Republic Services of Kentucky, LLC	Kentucky	65-0972931
Crescent Acres Landfill, LLC	Louisiana	20-3620449
Frontier Waste Services of Louisiana L.L.C.	Louisiana	—
Jefferson Parish Development Company, LLC	Louisiana	20-3590498
St. Bernard Parish Development Company, LLC	Louisiana	20-3590527

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Browning-Ferris, Inc.	Maryland	74-1990096
Calvert Trash Systems, Incorporated	Maryland	52-1701593
Honeygo Run Reclamation Center, Inc.	Maryland	52-1781270
Prince George’s County Landfill, LLC	Maryland	68-0564610
Allied Acquisition Two, Inc.	Massachusetts	—
Allied Waste Services of Massachusetts, LLC	Massachusetts	86-1024452
Atlantic Waste Holding Company, Inc.	Massachusetts	42-1548814
BFI Transfer Systems of Massachusetts, LLC	Massachusetts	86-1024454
BFI Waste Systems of Massachusetts, LLC	Massachusetts	86-1024544
Browning-Ferris Industries, Inc.	Massachusetts	04-1254350
F. P. McNamara Rubbish Removal, Inc.	Massachusetts	04-2400121
Vining Disposal Service, Inc.	Massachusetts	04-2534061
Adrian Landfill, Inc.	Michigan	38-1799679
Allied Waste Systems of Michigan, LLC	Michigan	20-3358409
C & C Expanded Sanitary Landfill, LLC	Michigan	20-2540046
Central Sanitary Landfill, Inc.	Michigan	38-2917813
Citizens Disposal, Inc.	Michigan	38-2521526
City-Star Services, Inc.	Michigan	38-1841203
Clarkston Disposal, Inc.	Michigan	38-2872489
Dinverno, Inc.	Michigan	38-2318347
Eagle Industries Leasing, Inc.	Michigan	38-3188507
FLL, Inc.	Michigan	38-2679508
G. Van Dyken Disposal Inc.	Michigan	38-2998205
Harland’s Sanitary Landfill, Inc.	Michigan	38-2016636
Oakland Heights Development, Inc.	Michigan	38-2388322
Reliable Disposal, Inc.	Michigan	38-2301483
Republic Services of Michigan Hauling, LLC	Michigan	65-0872289
Republic Services of Michigan I, LLC	Michigan	65-0872399
Republic Services of Michigan II, LLC	Michigan	65-0872398
Republic Services of Michigan III, LLC	Michigan	65-0872397
Republic Services of Michigan IV, LLC	Michigan	65-0872396
Republic Services of Michigan V, LLC	Michigan	65-0872395
Royal Holdings, Inc.	Michigan	38-3244832
Sanitary Disposal Service, Inc.	Michigan	38-2283539
Sauk Trail Development, Inc.	Michigan	38-2489474
Standard Disposal Services, Inc.	Michigan	38-2261256
Standard Environmental Services, Inc.	Michigan	38-3353218
Tay-Ban Corporation	Michigan	38-2605338
Tri-County Refuse Service, Inc.	Michigan	38-3293469
Woodlake Sanitary Service, Inc.	Minnesota	41-0673360
Hancock County Development Company, LLC	Mississippi	20-3546528
Harrison County Landfill, LLC	Mississippi	72-1569826
Jackson County Landfill, LLC	Mississippi	86-1055245
Mississippi Waste Paper Company	Mississippi	64-0817153

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Autoshred, Inc.	Missouri	43-1030222
Belleville Landfill, Inc.	Missouri	37-1037997
CWI of Missouri, Inc.	Missouri	43-1527951
Missouri City Landfill, LLC	Missouri	47-0921988
Rock Road Industries, Inc.	Missouri	43-1509575
St. Joseph Landfill, LLC	Missouri	20-1475879
Tate’s Transfer Systems, Inc.	Missouri	43-1587860
Thomas Disposal Service, Inc.	Missouri	43-1058393
Allied Waste Systems of Montana, LLC	Montana	20-4777694
Oscar’s Collection System of Fremont, Inc.	Nebraska	47-0756617
Browning-Ferris Industries Chemical Services, Inc.	Nevada	74-1362353
Republic Dumpco, Inc.	Nevada	65-0772299
Republic Environmental Technologies, Inc.	Nevada	65-0768398
Republic Silver State Disposal, Inc.	Nevada	65-0768402
Allied Transfer Systems of New Jersey, LLC	New Jersey	86-0982078
Allied Waste of New Jersey, Inc.	New Jersey	22-3525350
Allied Waste Systems of New Jersey, LLC	New Jersey	86-0982077
American Materials Recycling Corp.	New Jersey	22-3211753
Automated Modular Systems, Inc.	New Jersey	22-2830098
BFI Energy Systems of Essex County, Inc.	New Jersey	76-0167158
BFI Transfer Systems of New Jersey, Inc.	New Jersey	22-3308380
BFI Waste Systems of New Jersey, Inc.	New Jersey	22-1755133
Browning-Ferris Industries of New Jersey, Inc.	New Jersey	22-2095920
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey	22-1947106
Newco Waste Systems of New Jersey, Inc.	New Jersey	16-1188724
Tom Luciano’s Disposal Service, Inc.	New Jersey	22-2035629
Total Solid Waste Recyclers, Inc.	New Jersey	22-2647500
Allied Waste Industries (New Mexico), Inc.	New Mexico	85-0444394
Allied Waste Niagara Falls Landfill, LLC	New York	20-4809296
Allied Waste of Long Island, Inc.	New York	86-0896185
Allied Waste Transfer Services of New York, LLC	New York	20-3651091
American Transfer Company, Inc.	New York	11-3189094
Browning-Ferris Industries of New York, Inc.	New York	14-1496692
CECOS International, Inc.	New York	16-1069544
Island Waste Services Ltd.	New York	11-2815030
Menands Environmental Solutions, LLC	New York	20-1644884
Tricil (N.Y.), Inc.	New York	16-0875255
Waste Services of New York, Inc.	New York	22-3515302
Wayne County Land Development, LLC	New York	20-1687434
Allied Waste Systems of North Carolina, LLC	North Carolina	20-3626667
Allied Waste Transfer Services of North Carolina, LLC	North Carolina	20-3147983
Lake Norman Landfill, Inc.	North Carolina	56-2076617
Republic Services of North Carolina, LLC	North Carolina	65-0972930
Republic Services Real Estate Holding, Inc.	North Carolina	65-1024362

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Allied Waste Transfer Services of Lima, LLC	Ohio	20-3880719
AWIN Leasing II, LLC	Ohio	86-1015694
Carbon Limestone Landfill, LLC	Ohio	20-2059890
Celina Landfill, Inc.	Ohio	31-0813291
Cherokee Run Landfill, Inc.	Ohio	31-1061009
County Environmental Landfill, LLC	Ohio	20-2060052
County Land Development Landfill, LLC	Ohio	20-2059973
Dempsey Waste Systems II, Inc.	Ohio	91-2094398
General Refuse Service of Ohio, L.L.C.	Ohio	—
Lorain County Landfill, LLC	Ohio	20-2059931
Lucas County Landfill, LLC	Ohio	20-2060013
Noble Road Landfill, Inc.	Ohio	34-1625432
Ohio Republic Contracts, Inc.	Ohio	65-1024359
Port Clinton Landfill, Inc.	Ohio	20-1095124
Preble County Landfill, Inc.	Ohio	81-0579596
R.C. Miller Enterprises, Inc.	Ohio	34-1727361
R.C. Miller Refuse Service Inc.	Ohio	34-1041193
Republic Ohio Contracts, LLC	Ohio	—
Republic Services of Ohio Hauling, LLC	Ohio	65-0872369
Republic Services of Ohio I, LLC	Ohio	65-0872405
Republic Services of Ohio II, LLC	Ohio	65-0872404
Republic Services of Ohio III, LLC	Ohio	65-0872403
Republic Services of Ohio IV, LLC	Ohio	65-0872402
Ross Bros. Waste & Recycling Co.	Ohio	31-1362843
The Ecology Group, Inc.	Ohio	31-1370194
Williams County Landfill Inc.	Ohio	34-1167514
ADS, Inc.	Oklahoma	73-1379293
Allied Waste Services of Stillwater, Inc.	Oklahoma	73-1286140
American Disposal Services of Missouri, Inc.	Oklahoma	73-1417578
BFI Waste Systems of Oklahoma, LLC	Oklahoma	86-1024464
Oklahoma City Landfill, L.L.C.	Oklahoma	86-0901510
Pittsburg County Landfill, Inc.	Oklahoma	73-1379294
Agri-Tech, Inc. of Oregon	Oregon	93-0831569
Albany — Lebanon Sanitation, Inc.	Oregon	93-0593828
Allied Waste Transfer Services of Oregon, LLC	Oregon	20-4682479
Bio-Med of Oregon, Inc.	Oregon	93-0666288
Capitol Recycling and Disposal, Inc.	Oregon	93-1197641
Corvallis Disposal Co.	Oregon	93-0422468
Dallas Disposal Co.	Oregon	93-0686961
Grants Pass Sanitation, Inc.	Oregon	93-1149631
Keller Drop Box, Inc.	Oregon	93-0775047
McInnis Waste Systems, Inc.	Oregon	93-1100152
Peltier Real Estate Company	Oregon	93-0622305
Portable Storage Co.	Oregon	93-0677497

State or Other
	Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Rossman Sanitary Service, Inc.	Oregon	93-0524701
Source Recycling, Inc.	Oregon	93-0676813
United Disposal Service, Inc.	Oregon	93-0625022
Valley Landfills, Inc.	Oregon	93-0623113
Waste Control Systems, Inc.	Oregon	93-0608475
WDTR, Inc.	Oregon	93-0970896
Willamette Resources, Inc.	Oregon	93-0636217
Allied Acquisition Pennsylvania, Inc.	Pennsylvania	52-2038566
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania	86-1020961
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania	86-1024460
BFI Waste Services of Pennsylvania, LLC	Pennsylvania	86-1020962
Greenridge Reclamation, LLC	Pennsylvania	86-1026336
Greenridge Waste Services, LLC	Pennsylvania	86-1026337
McCusker Recycling, Inc.	Pennsylvania	23-2558840
New Morgan Landfill Company, Inc.	Pennsylvania	23-2645522
Flint Hill Road, LLC	South Carolina	86-1014460
NationsWaste Catawba Regional Landfill, Inc.	South Carolina	58-2376936
Allied Waste Industries of Tennessee, Inc.	Tennessee	62-1589834
Barker Brothers Waste, Incorporated	Tennessee	62-1119788
Browning-Ferris Industries of Tennessee, Inc.	Tennessee	62-0566788
Madison County Development, LLC	Tennessee	20-1187869
Northwest Tennessee Disposal Corporation	Tennessee	22-3091901
Action Disposal, Inc.	Texas	74-2679234
Desarrollo del Rancho La Gloria TX, LP	Texas	81-0636822
El Centro Landfill, L.P.	Texas	75-3088544
Frontier Waste Services, L.P.	Texas	76-0604271
Republic Waste Services of Texas, Ltd.	Texas	65-0963067
South Central Texas Land Co. TX, LP	Texas	81-0363867
Total Roll-Offs, L.L.C.	Texas	74-2895613
Allied Waste Transfer Services of Utah, Inc.	Utah	20-2298486
ECDC Environmental, L.C	Utah	87-0507247
Frontier Waste Services (Utah), LLC	Utah	—
Wasatch Regional Landfill, Inc.	Utah	20-0960443
623 Landfill, Inc.	Virginia	59-3800507
Cumberland County Development Company, LLC	Virginia	20-1645866
Obscurity Land Development, LLC	Virginia	20-5046288
Republic Services of Virginia, LLC	Virginia	65-0976277
Rabanco Companies	Washington	91-1312267
Rabanco Recycling, Inc.	Washington	91-1406993
Rabanco, Ltd.	Washington	91-0714701
WJR Environmental, Inc.	Washington	91-1525369
Sandy Hollow Landfill Corp.	West Virginia	22-3017041

PROSPECTUS

Republic Services, Inc.

Debt Securities

Common Stock

Preferred Stock

Warrants

Stock Purchase Contracts

Stock Purchase Units

Subscription Rights

We may use this prospectus from time to time to offer debt securities, shares of our common stock, shares of our preferred stock, warrants to purchase our debt securities, common stock or preferred stock, stock purchase contracts, stock purchase units and subscription rights. This prospectus also covers guarantees, if any, of our payment obligations under any debt securities, which may be given by substantially all of our subsidiaries, on terms to be determined at the time of the offering. We refer to our debt securities, common stock, preferred stock, warrants, stock purchase contracts, stock purchase units and subscription rights collectively as the “securities.” Any or all of the securities may be offered and sold separately or together. The debt securities and preferred stock may be convertible into or exchangeable or exercisable for other securities. We will provide specific terms of these securities, and the manner in which these securities will be offered, in supplements to this prospectus. The prospectus supplements may also add, update or change information contained in this prospectus. You should carefully read this prospectus and any supplement before you invest.

Our common stock is listed on the New York Stock Exchange under the symbol “RSG.”

Investing in securities involves risks. You should carefully read this prospectus and the applicable prospectus supplement, including the section entitled “Risk Factors” beginning on page 1 of this prospectus, the section entitled “Risk Factors” in the applicable prospectus supplement and risk factors in our periodic reports and other information filed with the Securities and Exchange Commission before investing in our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 3, 2010.

ABOUT THIS PROSPECTUS

This prospectus is part of an “automatic shelf” registration statement that we filed with the Securities and Exchange Commission (the “Commission” or the “SEC”), as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). Under this shelf registration process, we may sell, from time to time, an indeterminate amount of any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we may offer, which is not meant to be a complete description of any security. Each time that securities are sold, a prospectus supplement containing specific information about the terms of that offering will be provided, including the specific amounts, prices and terms of the securities offered. The prospectus supplement and any other offering material may also add to, update or change information contained in this prospectus or in documents we have incorporated by reference into this prospectus. We urge you to read both this prospectus and any prospectus supplement and any other offering material (including any free writing prospectus) prepared by or on behalf of us for a specific offering of securities, together with additional information described under the heading “Documents Incorporated by Reference into this Prospectus” on page iii of this prospectus and under the heading “Where You Can Find More Information” on page 23 of this prospectus. You should rely only on the information contained or incorporated by reference in this prospectus and any prospectus supplement. We have not authorized anyone to provide you with different information. We are not making an offer to sell or soliciting an offer to purchase these securities in any jurisdiction where the offer or sale is not permitted.

You should not assume that the information contained in this prospectus or any prospectus supplement is accurate on any date other than the date on the front cover of such document or that any information we have incorporated by reference is correct on any date subsequent to the date of the document incorporated by reference, even though this prospectus or any prospectus supplement is delivered or securities are sold on a later date. Neither the delivery of this prospectus or any applicable prospectus supplement nor any distribution of securities pursuant to such documents shall, under any circumstances, create any implication that there has been no change in the information set forth in this prospectus or any applicable prospectus supplement or in our affairs since the date of this prospectus or any applicable prospectus supplement.

As used in this prospectus the terms the “Company,” “Republic,” “we,” “us,” and “our” may, depending upon the context, refer to Republic Services, Inc., our consolidated subsidiaries, or to all of them taken as a whole.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any prospectus supplement and the documents incorporated by reference herein and therein contain certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “guidance,” “expect,” “will,” “may,” “anticipate,” “could” and similar expressions are intended to identify forward-looking statements. These statements include statements about the expected benefits of our merger with Allied Waste Industries, Inc. (“Allied”), our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risk and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that the expectations will prove to be correct. Among the factors that could cause actual results to differ materially from the expectations expressed in the forward-looking statements are:

•	the impact on us of our substantial post-merger indebtedness, including our ability to obtain financing on acceptable terms to finance our operations and growth strategy and to operate within the limitations imposed by financing arrangements and the fact that any downgrade in our bond ratings could adversely impact us;

•	general economic and market conditions including, but not limited to, the current global economic and financial market crisis, inflation and changes in commodity pricing, fuel, labor, risk and health insurance and other variable costs that are generally not within our control, and our exposure to credit and counterparty risk;

•	whether our estimates and assumptions concerning our selected balance sheet accounts, income tax accounts, final capping, closure, post-closure and remediation costs, available airspace, and projected costs and expenses related to our landfills and property and equipment (including our estimates of the fair values of the assets and liabilities acquired in our acquisition of Allied), and labor, fuel rates and economic and inflationary trends, turn out to be correct or appropriate;

•	competition and demand for services in the solid waste industry;

•	the fact that price increases or changes in commodity prices may not be adequate to offset the impact of increased costs, including but not limited to labor, third-party disposal and fuel, and may cause us to lose volume;

•	our ability to manage growth and execute our growth strategy;

•	our compliance with, and future changes in, environmental and flow control regulations and our ability to obtain approvals from regulatory agencies in connection with operating and expanding our landfills;

•	our ability to retain our investment grade ratings for our debt;

•	our dependence on key personnel;

•	our dependence on large, long-term collection, transfer and disposal contracts;

•	the fact that our business is capital intensive and may consume cash in excess of cash flow from operations;

•	that any exposure to environmental liabilities, to the extent not adequately covered by insurance, could result in substantial expenses;

•	risks associated with undisclosed liabilities of acquired businesses;

•	risks associated with pending and any future legal proceedings, including our matters currently pending with the Department of Justice and Internal Revenue Service;

•	severe weather conditions, which could impair our financial results by causing increased costs, loss of revenue, reduced operational efficiency or disruptions to our operations;

•	compliance with existing and future legal and regulatory requirements, including limitations or bans on disposal of certain types of wastes or on the transportation of waste, which could limit our ability to conduct or grow our business, increase our costs to operate or require additional capital expenditures;

•	any litigation, audits or investigations brought by or before any governmental body;

•	workforce factors, including potential increases in our costs if we are required to provide additional funding to any multi-employer pension plan to which we contribute and the negative impact on our operations of union organizing campaigns, work stoppages or labor shortages;

•	the negative effect that trends toward requiring recycling, waste reduction at the source and prohibiting the disposal of certain types of wastes could have on volumes of waste going to landfills;

•	changes by the Financial Accounting Standards Board or other accounting regulatory bodies to generally accepted accounting principles or policies;

•	acts of war, riots or terrorism, including the events taking place in the Middle East and the continuing war on terrorism, as well as actions taken or to be taken by the United States or other governments as a result of further acts or threats of terrorism, and the impact of these acts on economic, financial and social conditions in the United States; and

•	the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond our control.

The risks included here are not exhaustive. Refer to “Risk Factors” for further discussion regarding our exposure to risks. You should be aware that any forward-looking statement made by us in this prospectus, any prospectus supplement or the documents incorporated herein or therein by reference or elsewhere, speaks only as of the date on which we make it. New risks and uncertainties come up from time to time, and it is impossible for us to predict these events or how they may affect us. In light of these risks and uncertainties, you should keep in mind that any scenarios or results contained in any forward-looking statement made in this prospectus, any prospectus supplement or the documents incorporated herein or therein by reference or elsewhere might not occur. Readers are cautioned not to place undue reliance on these forward-looking statements. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

DOCUMENTS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS

We file annual, quarterly and special reports and other information with the SEC. See “Where You Can Find More Information.” The following documents are incorporated into this prospectus by reference:

•	Republic’s Annual Report on Form 10-K for the year ended December 31, 2009;

•	Republic’s Current Reports on Form 8-K, dated January 4, 2010, January 6, 2010, February 12, 2010, March 1, 2010 (relating to Item 8.01 which is filed with the SEC), March 1, 2010 (relating to Item 2.03 which is filed with the SEC) and March 4, 2010;

•	The description of Republic’s common stock, $0.01 par value, contained in Republic’s Registration Statement on Form 8-A originally filed with the Commission on June 30, 1998, including all amendments or reports filed for the purpose of updating the description included therein; and

•	All documents filed by us under Section 13(a), 13(c), 14 or 15(d) of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) after the date of the filing of the registration statement of which this prospectus is a part until the offering is terminated (other than Current Reports on Form 8-K or portions thereof furnished under Item 2.02 or 7.01 of Form 8-K and portions of other documents which under applicable securities laws are deemed furnished and not filed with the Commission).

Any statement made in this prospectus, a prospectus supplement or a document incorporated by reference in this prospectus or a prospectus supplement will be deemed to be modified or superseded for purposes of this prospectus and any applicable prospectus supplement to the extent that a statement contained in an amendment or subsequent amendment to this prospectus or an applicable prospectus supplement, in any subsequent applicable prospectus supplement or in any other subsequently filed document incorporated by reference herein or therein adds, updates or changes that statement. Any statement so affected will not be deemed, except as so affected, to constitute a part of this prospectus or any applicable prospectus supplement.

You may obtain a copy of these filings, including exhibits (but not including exhibits that are specifically incorporated by reference), free of charge, by oral or written request directed to: Republic Services, Inc., 18500 North Allied Way, Phoenix, AZ 85054, Attention: Investor Relations, Phone: (480) 627-2700.

Information on Republic’s website is not part of this prospectus, and you should not rely on that information in making your investment decision unless that information is also in this prospectus or has been expressly incorporated by reference into this prospectus.

THE COMPANY

We are the second largest provider of services in the domestic non-hazardous solid waste industry as measured by revenue. As of December 31, 2009, we provide non-hazardous solid waste collection services for commercial, industrial, municipal and residential customers through 367 collection companies in 40 states and Puerto Rico, and we also own or operate 217 transfer stations, 190 active solid waste landfills and 77 recycling facilities. We also operate 75 landfill gas and renewable energy projects. We completed our merger with Allied Waste Industries, Inc. in December 2008. We believe that this merger created a strong operating platform that will allow us to continue to provide quality service to our customers and superior returns to our stockholders.

We were incorporated as a Delaware corporation in 1996. Our principal and administrative offices are located at 18500 North Allied Way, Phoenix, Arizona 85054. Our telephone number at that location is (480) 627-2700. Our web site is located at http://www.republicservices.com. The information on our website is not part of this prospectus.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table shows our ratio of earnings to fixed charges for the three months ended March 31, 2010 and for each of the years ended December 31, 2009, 2008, 2007, 2006 and 2005. It should be noted that on December 5, 2008 we acquired all the issued and outstanding shares of Allied in a stock-for-stock transaction for an aggregate purchase price of $12.1 billion, which included approximately $5.4 billion of debt, at fair value. For the purpose of computing these ratios, the numerator, earnings, consists of income from continuing operations before provision for income taxes plus interest expense and an estimate of interest within rent expense divided by the denominator, fixed charges, which consists of interest expense including amounts capitalized and an estimate of interest within rent expense.

	Three Months
	Ended
	March 31,	Year Ended December 31,
	2010	2009	2008	2007	2006	2005

Ratio of earnings to fixed charges	1.83	2.39	2.14	5.63	5.35	5.72

RISK FACTORS

An investment in our securities involves a high degree of risk. Prior to making a decision about investing in our securities, you should carefully consider the risks and uncertainties described under “Risk Factors” in the applicable prospectus supplement and in our most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments to such reports, incorporated by reference in the registration statement of which this prospectus is a part, together with all other information contained and incorporated by reference in this prospectus and the applicable prospectus supplement. The risks and uncertainties described herein and therein are not the only ones facing us. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also occur. The occurrence of any of those risks and uncertainties may materially adversely affect our financial condition, results of operations, cash flows or business. In that case, the price or value of our securities could decline and you could lose all or part of your investment. For more information, see “Documents Incorporated by Reference into this Prospectus” on page iii of this prospectus and “Where You Can Find More Information” on page 23 of this prospectus

USE OF PROCEEDS

Unless otherwise described in the applicable prospectus supplement, the net proceeds from the sale of the offered securities will be used for general corporate purposes.

DESCRIPTION OF SECURITIES

This prospectus contains summary descriptions of the debt securities, capital stock, warrants, stock purchase contracts, stock purchase units and subscription rights that we may offer and sell from time to time. These summary descriptions are not meant to be complete descriptions of any security. At the time of an offering and sale, this prospectus together with the accompanying prospectus supplement will contain the material terms of the securities being offered.

DESCRIPTION OF DEBT SECURITIES

This section describes the general terms that will apply to any debt securities that we may offer in the future, to which a future prospectus supplement may relate. At the time that we offer debt securities, we will describe in the prospectus supplement that relates to that offering (1) the specific terms of the debt securities and (2) the extent to which the general terms described in this section apply to those debt securities.

The debt securities are to be issued under the indenture, dated as of September 8, 2009, between Republic and The Bank of New York Mellon Trust Company, N.A., as trustee, or the indenture, dated as of November 25, 2009, between Republic and U.S. Bank National Association, as trustee, each of which is included as an exhibit to the registration statement to which this prospectus forms a part. In the discussion that follows, we summarize particular provisions of the indentures. Whenever particular provisions or defined terms in the indentures are referred to in this prospectus, these provisions or defined terms are incorporated by reference in this prospectus. References, in this section only, to “we,” “our” and “us” refer to Republic Services, Inc., exclusive of our subsidiaries. Our discussion of indenture provisions is not complete. You should read the indentures for a more complete understanding of the provisions we describe.

Debt securities offered by this prospectus will be our unsecured unsubordinated obligations and will rank equally with all of our other unsecured and unsubordinated indebtedness from time to time outstanding. The debt securities will be senior to any of our subordinated indebtedness from time to time outstanding and will rank junior to our secured indebtedness from time to time outstanding to the extent of the value of the assets securing such indebtedness. The debt securities will also be effectively junior in right of payment to all existing and future liabilities, including trade payables, of those of our domestic subsidiaries that do not guarantee the debt securities and of any of our foreign subsidiaries, which will not guarantee the debt securities.

General

There is no requirement under either indenture that future issues of our debt securities be issued under that indenture, and we will be free to use other indentures or documentation, containing provisions different from those included in the indentures or applicable to one or more series of debt securities, in connection with future issues of such other debt securities.

The indentures provide that the debt securities will be issued in one or more series. The debt securities may be issued at various times and may have differing maturity dates and may bear interest at differing rates. Without the consent of the holders of the debt securities, we may reopen a previous issue of debt securities under an indenture, unless the reopening is restricted when the series of debt securities is created. The prospectus supplement applicable to each series of debt securities will specify:

•	the indenture under which the debt securities are issued;

•	the designation and aggregate principal amount of such debt securities;

•	the percentage of their principal amount at which such debt securities will be issued;

•	the date or dates on which such debt securities will mature;

•	the interest rate or rates, or method of calculation of such rate or rates, on such debt securities, and the date from which such interest shall accrue;

•	the dates on which such interest will be payable or method by which such dates are to be determined;

•	the record dates for payments of interest;

•	the period or periods within which, the price or prices at which, and the terms and conditions upon which, such debt securities may be repaid, in whole or in part, at our option;

•	the place or places, if any, in addition to or in the place of our office or the office of the trustee, where the principal of (and premium, if any) and interest, if any, on such debt securities shall be payable and where notices to us shall be sent; and

•	other specific terms applicable to such debt securities.

In addition to describing the specific terms of the applicable series of debt securities, the applicable prospectus supplement will contain a summary of certain United States federal income tax consequences applicable to such series of debt securities.

Unless otherwise indicated in the applicable prospectus supplement, the debt securities will be denominated in United States dollars in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Guarantees

To the extent provided in the applicable prospectus supplement, the debt securities may be guaranteed, jointly and severally, by all of our subsidiaries that guarantee our revolving credit facilities. Each guarantee will be a senior obligation of the guarantor, will rank equally with all unsecured and unsubordinated indebtedness of the guarantor from time to time outstanding, will rank senior to any subordinated indebtedness of the guarantor from time to time outstanding and will rank junior to any secured indebtedness of a guarantor from time to time outstanding to the extent of the value of the assets securing such indebtedness.

Except as otherwise provided in any applicable prospectus supplement, the guarantee of any guarantor will be released in the following circumstances:

•	concurrently with the satisfaction and discharge of the applicable indenture in accordance with the terms of such indenture;

•	concurrently with the defeasance or covenant defeasance of the notes in accordance with the terms of the applicable indenture;

•	upon the consummation of any transaction (whether involving a sale or other disposition of securities, a merger or otherwise) whereby the guarantor ceases to be a Subsidiary of ours; or

•	upon the termination of such guarantor’s obligations under its guarantees provided with respect to our revolving credit facilities, or upon the release of such guarantor from its obligations under our revolving credit facilities.

Optional Redemption

Unless otherwise indicated in the applicable prospectus supplement, the debt securities will be redeemable, as a whole or in part, at our option, at any time or from time to time, at a redemption price equal to the greater of:

(1) 100% of the principal amount of the debt securities to be redeemed, and

(2) the sum of the present values of the remaining scheduled payments of principal and interest on the debt securities to be redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus a specified number of basis points, which we will set forth in a prospectus supplement.

In the case of each of clauses (1) and (2), accrued interest will be payable to the redemption date.

Holders of debt securities to be redeemed will receive notice thereof by first-class mail at least 30 and not more than 60 days before the date fixed for redemption. If fewer than all of the debt securities of any series are to be redeemed, the trustee will select, at least 30 and not more than 60 days prior to the redemption date, the particular debt securities or portions thereof for redemption from the outstanding debt securities of such series not previously called by such method as the trustee deems fair and appropriate.

On and after the redemption date, interest will cease to accrue on the debt securities or any portion of the debt securities called for redemption unless we default in the payment of the redemption price and accrued interest. On or before the redemption date, we will deposit with a paying agent (or the trustee) money sufficient to pay the redemption price of and accrued interest on the debt securities to be redeemed on that date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the debt securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such debt securities.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means any of the firms set forth in the prospectus supplement with respect to any series of debt securities, or, if all of such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by us.

“Reference Treasury Dealer” means (1) any of the firms set forth in the prospectus supplement with respect to any series of debt securities and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), we will substitute for such firm another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with us.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by any Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to such Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding the redemption date.

Change of Control Triggering Event

Unless otherwise indicated in the applicable prospectus supplement, upon the occurrence of a Change of Control Triggering Event with respect to the debt securities of any series, unless we have exercised our right to redeem the debt securities of that series as described under “— Optional Redemption,” each holder of debt securities of that series will have the right to require us to purchase all or a portion (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s debt securities of that series pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the rights of holders of debt securities of that series on the relevant record date to receive interest due on the relevant interest payment date.

Within 30 days following the date upon which the Change of Control Triggering Event occurred with respect to the debt securities of that series, or at our option, prior to any Change of Control but after the public announcement of the pending Change of Control, we will be required to send, by first class mail, a notice to each holder of debt securities of the applicable series, with a copy to the trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, we will, to the extent lawful, (1) accept or cause a third party to accept for payment all debt securities or portions of debt securities properly tendered pursuant to the Change of Control Offer; (2) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all debt securities or portions of debt securities properly tendered; and (3) deliver or cause to be delivered to the trustee the debt securities accepted together with an officers’ certificate stating the aggregate principal amount of debt securities or portions of debt securities being repurchased.

We will not be required to make a Change of Control Offer with respect to the debt securities of the applicable series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by us and such third party purchases all the debt securities properly tendered and not withdrawn under its offer.

We will comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the debt securities of the applicable series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the debt securities, we will comply with those securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Offer provisions of the debt securities by virtue of any such conflict.

For purposes of the foregoing discussion of a Change of Control Offer, the following definitions are applicable:

“Change of Control” means the occurrence of any of the following after the date of issuance of the debt securities:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Republic Services, Inc. and its Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) other than to Republic Services, Inc. or one of its Subsidiaries;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act, it being agreed that an employee of Republic Services, Inc. or any of its Subsidiaries for whom shares are held under an employee stock ownership, employee retirement, employee savings or similar plan and whose shares are voted in accordance with the instructions of such employee shall not be a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) solely because such employee’s shares are held by a trustee under said plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of our Voting Stock representing more than 50% of the voting power of our outstanding Voting Stock;

(3) we consolidate with, or merge with or into, any Person, or any Person consolidates with, or merges with or into, us, in any such event pursuant to a transaction in which any of our outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where our Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing more than 50% of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction;

(4) during any period of 24 consecutive calendar months, the majority of the members of our board of directors shall no longer be composed of individuals (a) who were members of our board of directors on the first day of such period or (b) whose election or nomination to our board of directors was approved by individuals referred to in clause (a) above constituting, at the time of such election or nomination, at least a majority of our board of directors or, if directors are nominated by a committee of our board of directors, constituting at the time of such nomination, at least a majority of such committee; or

(5) the adoption of a plan relating to our liquidation or dissolution.

“Change of Control Triggering Event” means, with respect to the debt securities of any series, the debt securities of that series cease to be rated Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by us of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change). If a Rating Agency is not providing a rating for the debt securities of any series at the commencement of any Trigger Period, the debt securities of that series will be deemed to have ceased to be rated Investment Grade by such Rating Agency during that Trigger Period. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by us under the circumstances permitting us to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agency.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trusts, unincorporated organization or government or any agency or political subdivisions thereof.

“Rating Agency” means each of Moody’s and S&P; provided, that if any of Moody’s or S&P ceases to rate the debt securities of any series or fails to make a rating of the debt securities of that series publicly available for reasons outside our control, we may appoint another “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act as a replacement for such Rating Agency; provided, that we shall give notice of such appointment to the trustee.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of Republic Services, Inc. and its Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the applicability of the requirement that we offer to repurchase the debt securities as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of Republic Services, Inc. and its Subsidiaries taken as a whole to another Person or group may be uncertain.

In addition, under a recent Delaware Chancery Court interpretation of a change of control repurchase requirement with a continuing director provision, a board of directors may approve a slate of shareholder-nominated directors without endorsing them or while simultaneously recommending and endorsing its own slate instead. The foregoing interpretation would permit our board to approve a slate of directors that included a majority of dissident directors nominated pursuant to a proxy contest, and the ultimate election of such dissident slate would not constitute a “Change of Control Triggering Event” that would trigger your right to require us to repurchase your debt securities as described above.

Certain Covenants

Unless otherwise indicated in the applicable prospectus supplement, the following restrictions will apply to each series of debt securities:

Restrictions on Liens.  We will not, and will not permit any Restricted Subsidiary to, Incur any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property of ours or a Restricted Subsidiary, whether such shares of stock, Indebtedness or other obligations of a Subsidiary or Principal Property is owned at the date of the applicable indenture or thereafter acquired, without in any such case effectively providing that all the debt securities will be directly secured equally and ratably with such Lien. These restrictions do not apply to:

(1) the Incurrence of any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property acquired after the date of the applicable indenture (including acquisitions by way of merger or consolidation) by us or a Restricted Subsidiary contemporaneously with such acquisition, or within 120 days thereafter, to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any Lien upon any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property acquired after the date of the applicable indenture existing at the time of such acquisition, or the acquisition of any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property subject to any Lien without the assumption thereof, provided that every such Lien referred to in this clause (1) shall attach only to the shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property so acquired and fixed improvements thereon;

(2) any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property existing on the date the debt securities are initially issued;

(3) any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property in favor of Republic Services, Inc. or any Restricted Subsidiary;

(4) any Lien on Principal Property being constructed or improved securing loans to finance such construction or improvements;

(5) any Lien on shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property Incurred in connection with the issuance of tax-exempt government obligations; and

(6) any renewal of or substitution for any Lien permitted by any of the preceding clauses (1) through (5), provided, in the case of a Lien permitted under clause (1), (2) or (4), the debt secured is not increased nor the Lien extended to any additional assets.

Notwithstanding the foregoing, we or any Restricted Subsidiary may create or assume Liens in addition to those permitted by clauses (1) through (6), and renew, extend or replace such Liens, provided that at the time of such creation, assumption, renewal, extension or replacement of such Lien, and after giving effect thereto, together with any sale and leaseback transactions entered into pursuant to the provisions of the indentures described below in the last paragraph under “— Certain Covenants — Limitation on Sale and Leaseback Transactions,” Exempted Debt does not exceed 20% of Consolidated Net Tangible Assets.

For the purposes of this “Restrictions on Liens” covenant and the “Limitation on Sale and Leaseback Transactions” covenant, the giving of a guarantee which is secured by a Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property, and the creation of a Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property to secure Indebtedness that existed prior to the creation of such Lien, shall be deemed to involve the creation of Indebtedness in an amount equal to the principal amount guaranteed or secured by such Lien.

Given the size of our operations, at any given time we expect to have very few or no Principal Properties and accordingly, very few or no Restricted Subsidiaries.

Limitation on Sale and Leaseback Transactions.  The indentures provide that we will not, and will not permit any Restricted Subsidiary to, sell or transfer, directly or indirectly, except to us or a Restricted Subsidiary, any Principal Property as an entirety, or any substantial portion thereof, with the intention of taking back a lease of such property, except a lease for a period of two years or less at the end of which it is intended that the use of such property by the lessee will be discontinued; provided that, notwithstanding the foregoing, we or any Restricted Subsidiary may sell any such Principal Property and lease it back for a longer period:

(1) if we or such Restricted Subsidiary would be entitled, pursuant to the provisions of the indentures described above under “— Certain Covenants — Restrictions on Liens,” to create a mortgage on the property to be leased securing Funded Debt in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction without equally and ratably securing the outstanding debt securities; or

(2) if we promptly inform the trustee of such transaction, the net proceeds of such transaction are at least equal to the fair market value (as determined by board resolution) of such property, and we cause an amount equal to the net proceeds of the sale to be applied to the retirement, within 180 days after receipt of such proceeds, of Funded Debt Incurred or assumed by us or a Restricted Subsidiary (including the debt securities); provided further that, in lieu of applying all or any part of such net proceeds to such retirement, we may, within 75 days after such sale or transfer, deliver or cause to be delivered to the applicable trustee for cancellation either debentures or notes evidencing Funded Debt of our company (which may include the debt securities offered hereby) or of a Restricted Subsidiary previously authenticated and delivered by the applicable trustee, and not theretofore tendered for sinking fund purposes or called for a sinking fund or otherwise applied as a credit against an obligation to redeem or retire such notes or debentures. If we so deliver debentures or notes to the applicable trustee and an officer’s certificate to the trustee for the notes, the amount of cash that we will be required to apply to the retirement of Funded Debt will be reduced by an amount equal to the aggregate of the then applicable optional redemption prices (not including any optional sinking fund redemption prices) of such debentures or notes, or if there are no such redemption prices, the principal amount of such debentures or notes, provided, that in the case of debentures or notes which provide for an amount less than the principal amount thereof to be due and payable upon a declaration of the maturity thereof, such amount of cash shall be reduced by the amount of principal of such debentures or notes that would be due and payable as of the date of such application upon a declaration of acceleration of the maturity thereof pursuant to the terms of the indenture pursuant to which such debentures or notes were issued; or

(3) if we, within 180 days after the sale or transfer, apply or cause a Restricted Subsidiary to apply an amount equal to the greater of the net proceeds of such sale or transfer or the fair market value of the Principal Property (or portion thereof) so sold and leased back at the time of entering into such sale and leaseback transaction (in either case as determined by board resolution) to purchase other Principal Property having a fair market value at least equal to the fair market value of the Principal Property (or portion thereof) sold or transferred in such sale and leaseback transaction.

Notwithstanding the foregoing, we or any Restricted Subsidiary may enter into sale and leaseback transactions in addition to those permitted in the foregoing paragraph and without any obligation to retire any outstanding debt securities or other Funded Debt, provided that at the time of entering into such sale and leaseback transactions and after giving effect thereto, together with any Liens created, assumed or otherwise incurred pursuant to the provisions of the indentures described above in the third paragraph under “— Certain Covenants — Restrictions on Liens,” Exempted Debt does not exceed 20% of Consolidated Net Tangible Assets.

Definitions.  Set forth below are certain defined terms used in the indentures. Reference is made to the indentures for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided. These definitions may be changed as described in a prospectus supplement.

“Attributable Debt” means, when used in connection with a sale and leaseback transaction, at any date of determination, the product of (1) the net proceeds from such sale and leaseback transaction multiplied by (2) a fraction, the numerator of which is the number of full years of the term of the lease relating to the property involved in such sale and leaseback transaction (without regard to any options to renew or extend such term) remaining at the date of the making of such computation and the denominator of which is the number of full years of the term of such lease measured from the first day of such term.

“Capital Stock” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (including partnership interests) in (however designated)

the equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

“Consolidated Net Tangible Assets” means, as of any date, the total amount of assets of Republic Services, Inc. and its Subsidiaries on a consolidated basis (less applicable reserves and other properly deductible items) after deducting therefrom (1) all current liabilities (excluding any current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed or which are supported by other borrowings with a maturity of more than 12 months from the date of calculation), (2) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles and (3) appropriate adjustments on account of minority interests of other Persons holding stock of Republic Services, Inc.’s Subsidiaries, all as set forth on the most recent balance sheet of Republic Services, Inc. and its consolidated Subsidiaries (but, in any event, as of a date within 120 days of the date of determination), in each case excluding intercompany items and computed in accordance with generally accepted accounting principles.

“Exempted Debt” means the sum, without duplication, of the following items outstanding as of the date Exempted Debt is being determined with respect to any series of debt securities: (1) Indebtedness of Republic Services, Inc. and the Restricted Subsidiaries Incurred after the date of the supplemental indenture under which a series of debt securities is created and secured by Liens created, assumed or otherwise Incurred or permitted to exist pursuant to the provisions of the indentures described below under “— Certain Covenants — Restrictions on Liens” and (2) Attributable Debt of Republic Services, Inc. and the Restricted Subsidiaries in respect of all sale and leaseback transactions with regard to any Principal Property entered into pursuant to the provisions of the indentures described below under “— Certain Covenants — Limitation on Sale and Leaseback Transactions.”

“Funded Debt” means all Indebtedness for borrowed money, including purchase money indebtedness, having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms being renewable or extendible, at the option of the obligor in respect thereof, beyond one year from its creation.

“Incur” means to issue, assume, guarantee, incur or otherwise become liable for. The terms “Incurred,” “Incurrence” and “Incurring” shall each have a correlative meaning.

“Indebtedness” means with respect to any Person at any date of determination (without duplication), indebtedness for borrowed money or indebtedness evidenced by bonds, notes, debentures or other similar instruments given to finance the acquisition of any businesses, properties or assets of any kind (including, without limitation, Capital Stock or other equity interests in any Person).

“Lien” with respect to any property or assets, means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing), but not including the interest of a lessor under a lease that is an operating lease under generally accepted accounting principles.

“Principal Property” means any land, land improvements or building, together with the land upon which it is erected and fixtures comprising a part thereof, in each case, owned or leased by us or any Restricted Subsidiary and located in the United States, the gross book value (without deduction of any reserve for depreciation) of which on the date as of which the determination is being made is an amount which exceeds 2% of Consolidated Net Tangible Assets but not including such land, land improvements, buildings or portions thereof which is financed through the issuance of tax-exempt governmental obligations, or any such property that has been determined by a board resolution not to be of material importance to the respective businesses conducted by us or such Restricted Subsidiary effective as of the date such resolution is adopted by our board of directors.

“Restricted Subsidiary” means any Subsidiary which, at the time of determination, owns or is a lessee pursuant to a capital lease of any Principal Property.

“Subsidiary” of a Person means, with respect to any Person, any corporation, association, partnership or other business entity of which at least a majority of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person.

Consolidation, Merger or Sale of Substantially All Assets

Unless otherwise indicated in the applicable prospectus supplement, we may consolidate or merge with, or sell all or substantially all of our assets to, another corporation as long as the surviving corporation is organized under the laws of the United States or any state thereof or the District of Columbia and the consolidation, merger or sale does not create a default under the indentures. The remaining or acquiring corporation must assume all of our responsibilities and liabilities under the indentures, including the payment of all amounts due on the debt securities and performance of the covenants. Under these circumstances, if our properties or assets become subject to a Lien not permitted by the indentures, we will equally and ratably secure the debt securities.

Filing of Financial Statements

The indentures require us to file quarterly and annual financial statements with the Securities and Exchange Commission.

Events of Default

Unless otherwise indicated in the applicable prospectus supplement, an event of default under each indenture with respect to any series of debt securities includes the following:

•	failure to pay interest on the debt securities of that series for 30 days;

•	failure to pay principal on the debt securities of that series when due;

•	failure to perform any of the other covenants or agreements in the indenture relating to the debt securities of that series that continues for 60 days after notice to us by the trustee or holders of at least 25% in principal amount of the debt securities of that series then outstanding (for purposes of the financial statement reporting covenant, the 60-day grace period will be extended to 365 days);

•	failure to pay when due any Indebtedness of ours or any Restricted Subsidiary having an aggregate principal amount outstanding of at least $25.0 million that continues for 25 days after notice to us by the trustee or holders of at least 25% in principal amount of debt securities of that series then outstanding; or

•	certain events of bankruptcy, insolvency or reorganization relating to us or any Restricted Subsidiary.

Each indenture provides that the trustee will, with certain exceptions, notify the holders of debt securities of any series of any event of default known to it with respect to that series within 90 days after the occurrence of such event.

If an event of default (other than with respect to certain events of bankruptcy, insolvency or reorganization) occurs and is continuing with respect to the debt securities of any series, the trustee or the holders of not less than 25% in principal amount of the debt securities then outstanding of that series may declare the principal amount to be due and payable. In that case, subject to certain conditions, the holders of a majority in principal amount of the debt securities of that series then outstanding can rescind and annul such declaration and its consequences. If an event of default with respect to certain events of bankruptcy, insolvency or reorganization occurs and is continuing, then all of the debt securities will ipso facto become and be due and payable immediately in an amount equal to the principal amount of the debt securities, together with accrued and unpaid interest, if any, to the date the debt securities become due and payable, without any declaration or other act on the part of the trustee or any holder.

In the event of a declaration of acceleration because an event of default related to the failure to pay when due any Indebtedness having an aggregate principal amount outstanding of at least $25.0 million has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the default triggering such event of default shall be remedied or cured by us or the relevant Subsidiary or waived by the holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto.

We are required to file an annual officers’ certificate with each trustee concerning our compliance with the applicable indenture. Subject to the provisions of the indentures relating to the duties of the trustee, the trustee is not obligated to exercise any of its rights or powers at the request or direction of any of the holders unless they have offered the trustee security or indemnity satisfactory to the trustee. If the holders provide security or indemnity satisfactory to the trustee, the holders of a majority in principal amount of the outstanding debt securities of the applicable series during an event of default may direct the time, method and place of conducting any proceeding for any remedy available to the trustee under the applicable indenture or exercising any of the trustee’s trusts or powers with respect to the debt securities.

Prior to the acceleration of the maturity of the debt securities of any series, the holders of not less than a majority in aggregate principal amount of the outstanding debt securities of that series may on behalf of the holders of all outstanding debt securities of that series waive any past default or event of default and its consequences, except a default or event of default (a) in the payment of the principal of, premium, if any, or interest on any debt security of that series (which may only be waived with the consent of each holder of debt securities affected) or (b) in respect of a covenant or a provision of the applicable indenture which cannot be modified or amended without the consent of the holder of each debt security outstanding affected by such modification or amendment.

Modification and Amendment of the Indentures

We and the guarantors, if any, may enter into supplemental indentures to each indenture with the applicable trustee without the consent of the holders of the debt securities to, among other things:

•	evidence the assumption by a successor corporation of our obligations;

•	add covenants for the protection of the holders of one or more series of the debt securities;

•	create a new series of debt securities under the applicable indenture;

•	cure any ambiguity or correct any inconsistency in the applicable indenture;

•	add guarantees or security; and

•	make any change that does not adversely affect the rights of holders of the debt securities of such series.

With the consent of the holders of a majority in principal amount of the debt securities of any series then outstanding and affected, we and the guarantors, if any, may execute supplemental indentures with the trustee to add provisions or change or eliminate any provision of the applicable indenture or any supplemental indenture or to modify the rights of the holders of the debt securities so affected.

Without the consent of the holders of each outstanding debt security of all series affected, no supplemental indenture will, among other things:

•	reduce the percentage in principal amount of the debt securities of that series, the consent of the holders of which is required for any such supplemental indenture;

•	reduce the principal amount of the debt securities of that series or their interest rate or change the stated maturity of or extend the time for payment of interest on the debt securities of that series;

•	reduce the premium payable upon redemption of the debt securities of that series or change the time when the debt securities of that series may or shall be redeemed;

•	amend, change or modify our obligation to make and consummate a Change of Control Offer in the event of a Change of Control Triggering Event in accordance with “— Change of Control Triggering Event” above after such Change of Control Triggering Event has occurred, including amending, changing or modifying any definition related thereto;

•	impair the right to institute suit for the enforcement of the debt securities of that series;

•	reduce the percentage in principal amount of the debt securities of that series required for waiver of compliance with certain provisions of the applicable indenture or certain defaults; or

•	modify any other provisions with respect to modification and waiver, except to increase the percentage required for any modification or waiver or to provide that other provisions of the applicable indenture may not be modified or waived without your consent.

Defeasance and Covenant Defeasance

The debt securities will be subject to defeasance and covenant defeasance as provided in the applicable indenture or any applicable supplemental indenture.

Except as otherwise described in a prospectus supplement, at our option, we (1) will be discharged from all obligations under the applicable indenture in respect of the debt securities of a particular series (except for certain obligations to exchange or register the transfer of the debt securities of that series, replace stolen, lost or mutilated debt securities of that series, maintain paying agencies and hold monies for payment in trust) or (2) need not comply with certain restrictive covenants of the applicable indenture (including the restrictions on Liens, the limitations on sale and lease back transactions and the requirement to make a Change of Control Offer) with respect to the debt securities of that series, in each case if we deposit with the trustee, in trust, money or U.S. government obligations (or a combination thereof) sufficient to pay the principal of and any premium or interest on the debt securities of that series when due. In order to select option (1) above, we must provide the trustee with an opinion of counsel stating that (a) we have received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case, to the effect that, and based thereon such opinion of counsel shall confirm that, holders and beneficial owners of the debt securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred. In order to select option (2) above, we must provide the trustee with an opinion of counsel to the effect that the holders and beneficial owners of the debt securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

In the event we exercise our option under (2) above with respect to the debt securities of a particular series and the debt securities of that series are declared due and payable because of the occurrence of any event of default other than default with respect to such obligations, the amount of money and U.S. government obligations on deposit with the trustee will be sufficient to pay amounts due on the debt securities of that series at the time of their stated maturity but may not be sufficient to pay amounts due on the debt securities of that series at the time of the acceleration resulting from such event of default. We would remain liable, however, for such amounts.

Satisfaction and Discharge

An indenture will be discharged as to all outstanding debt securities when:

•	either (1) all of the debt securities authenticated and delivered (other than (i) lost, stolen or destroyed debt securities which have been replaced or paid in accordance with the indenture or (ii) all debt securities for whose payment money has been deposited in trust or segregated and held in trust by us and thereafter repaid to us or discharged from such trust) have been delivered to the trustee for cancellation, or (2) all debt securities not delivered to the trustee for cancellation (i) have become due and payable or (ii) will become due and payable at their stated maturity within one year; and we have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust an amount in U.S. dollars sufficient to pay and discharge the entire indebtedness on the debt securities not theretofore delivered to the trustee for cancellation;

•	we have paid or caused to be paid all other sums payable by us under the indenture; and

•	we have delivered to the trustee an officers’ certificate and an opinion of independent counsel each stating that (i) all conditions precedent relating to the satisfaction and discharge have been complied with, (ii) no default with respect to the debt securities has occurred and is continuing and (iii) such deposit does not result in a breach or violation of, or constitute a default under, the indenture or any other agreement or instrument to which we are a party.

Governing Law

The indentures will be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry System

Unless otherwise indicated in the applicable prospectus supplement, each series of debt securities initially will be represented by one or more global securities deposited with The Depository Trust Company (“DTC”) and registered in the name of DTC’s nominee. Except under the circumstances described below, we will not issue debt securities in definitive form.

Upon the issuance of a global security, DTC will credit on its book-entry registration and transfer system the accounts of persons designated by the underwriters or other purchasers with the respective principal amounts of the debt securities represented by the global security. Ownership of beneficial interests in a global security is limited to persons that have accounts with DTC or its nominee (“participants”) or persons that may hold interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership may be effected only through, records maintained by DTC or its nominee (for interests of persons who are participants) and records maintained by participants (for interests of persons who are not participants).

DTC or its nominee will be considered the sole owner or holder of the debt securities represented by a global security for all purposes under the indentures. Except as provided below, owners of beneficial interests in a global security will not be entitled to have debt securities represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of debt securities in definitive form, and will not be considered the owners of record or holders of debt securities under the indentures.

We will make principal and interest payments on each series of debt securities registered in the name of DTC or its nominee to DTC or its nominee as the registered holder of the relevant global security. None of us, the trustee, any paying agent nor the registrar for the debt securities will have any responsibility or liability for any aspect of the records relating to, or payment made on account of, beneficial interests in a global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.

We expect that DTC or its nominee, upon receipt of any payment of principal or interest, will credit immediately participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the relevant global security as shown on the records of DTC or its nominee. We also expect that payments by participants to owners of beneficial interests in a global security held through such participants will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such participants.

If DTC at any time is unwilling or unable to continue as a depositary and we do not appoint a successor depositary within 90 days, we will issue debt securities in definitive form in exchange for the entire global security. In addition, we may at any time and in our sole discretion determine not to have any particular series of debt securities represented by a global security and, in such event, we will issue debt securities in definitive form in exchange for the entire global security with respect to such series. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery in definitive form of debt securities represented by such global security equal in principal amount to such beneficial interest and to have such debt securities registered in the owner’s name. Debt securities so issued in definitive form will be issued as registered debt securities in denominations of $2,000 and integral multiples of $1,000 in excess thereof, unless we specify otherwise.

The information in this section concerning DTC and its book-entry system has been obtained from sources that we believe to be reliable, but we do not take responsibility for its accuracy.

The Trustee

The Bank of New York Mellon Trust Company, N.A. serves as the trustee under our indenture dated as of September 8, 2009. U.S. Bank National Association serves as the trustee under our indenture dated as of November 25, 2009.

DESCRIPTION OF CAPITAL STOCK

General

Under our charter, our authorized capital stock consists of 750 million shares of common stock, par value of $.01 per share, and 50 million shares of preferred stock, par value $.01 per share. As of March 31, 2010, there were approximately 381,374,749 shares of our common stock outstanding (excluding treasury shares of 14,935,207) and no shares of preferred stock outstanding.

Common Stock

This section describes the general terms that will apply to any common stock that we may offer in the future, to which a future prospectus supplement may relate. The following description and any description of our common stock in the applicable prospectus supplement does not purport to be complete and is subject to and is qualified in its entirety by reference to our certificate of incorporation and by-laws, in each case as amended, which are included as exhibits to our Registration Statement on Form S-3 of which this prospectus forms a part, and the applicable provisions of the laws of Delaware, our state of incorporation.

Our common stock is listed on the New York Stock Exchange and trades under the symbol “RSG.” The rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which we may issue in the future.

Common Stock Outstanding.  The outstanding shares of our common stock are duly authorized, validly issued, fully paid and nonassessable.

Voting Rights.  Each holder of a share of our common stock is entitled to one vote for each share held of record on the applicable record date on all matters submitted to a vote of stockholders. Except for elections of directors, all matters properly presented to the stockholders are decided by a majority vote of the voting power of shares present in person or by proxy at a stockholders’ meeting and entitled to vote thereon. Uncontested elections of directors are decided by a majority of the votes cast with respect to that director’s election, and contested elections of directors are decided by a plurality of the votes cast.

Preemptive Rights.  Holders of shares of our common stock have no preemptive right to purchase, subscribe for or otherwise acquire any unissued or treasury shares or other securities.

Dividend Rights.  Subject to the preferential rights of any series of preferred stock outstanding from time to time, the holders of shares of our common stock are entitled to such cash dividends as may be declared from time to time by our board of directors from funds available for such purpose.

Liquidation Rights.  Subject to the preferential rights of any series of preferred stock outstanding from time to time, upon our liquidation, dissolution or winding up, the holders of shares of our common stock are entitled to receive pro rata all of our assets available for distribution to such holders.

Transfer Agent.  Common Stock Transfer Agent & Registrar is the transfer agent and registrar for the shares of our common stock.

Preferred Stock

This section describes the general terms that will apply to any series of preferred stock that we may offer in the future, to which a future prospectus supplement may relate. The following description and any description of any series of preferred stock in the applicable prospectus supplement does not purport to be complete and is subject to and is qualified in its entirety by reference to our certificate of incorporation and by-laws, in each case as amended, which are included as exhibits to our Registration Statement on Form S-3 of which this prospectus forms a part, the certificate of designations governing the series of preferred stock, and the applicable provisions of the laws of Delaware, our state of incorporation.

Subject to limitations prescribed by Delaware law and our certificate of incorporation, our board of directors is authorized to issue, without action by the holders of our common stock, preferred stock in series and to establish from time to time the number of shares of preferred stock to be included in the series and to fix the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each series, and such other subjects or matters as may be fixed by resolution of our board of directors or one of its duly authorized committees. As of the date of this prospectus, we have not issued any shares of preferred stock.

The prospectus supplement relating to any series of preferred stock that we may offer will describe the specific terms of the series of preferred stock it covers. These terms may include the following:

•	the title and stated value of the series of shares of preferred stock;

•	the number of shares of the series of shares of preferred stock offered and the offering price of such shares of preferred stock;

•	the voting power, if any, of holders of shares of such series and, if voting power is limited, the circumstances under which such holders may be entitled to vote;

•	the rate of dividends, if any, and the extent of further participation in dividend distributions, if any, whether dividends shall be cumulative or non-cumulative;

•	whether or not such series shall be redeemable, and, if so, the terms and conditions upon which shares of such series shall be redeemable;

•	the extent, if any, to which such series shall have the benefit of any sinking fund provision for the redemption or purchase of shares;

•	the rights, if any, of such series, in the event of our dissolution, liquidation, winding up of our affairs

•	if applicable, the dividend rate(s), period(s) and/or payment date(s) or the method(s) of calculation for those values relating to the shares of preferred stock of the series;

•	if applicable, the date from which dividends on shares of preferred stock of the series shall cumulate;

•	the procedures for any auction and remarketing, if any, for shares of preferred stock of the series;

•	any listing of the series of shares of preferred stock on any securities exchange;

•	the terms and conditions, if applicable, upon which shares of preferred stock of the series will be convertible into shares of common stock or other securities, including the conversion price, or manner of calculating the conversion price;

•	whether interests in shares of preferred stock of the series will be represented by global securities;

•	the relative ranking and preferences of shares of preferred stock of the series as to dividend rights and rights upon liquidation, dissolution or winding up of our affairs;

•	any limitations on issuance of any series of shares of preferred stock ranking senior to or on a parity with the series of shares of preferred stock as to dividend rights and rights upon liquidation, dissolution or winding up of our affairs;

•	any limitations on direct or beneficial ownership and restrictions on transfer of shares of preferred stock of the series; and

•	any additional rights, preferences, qualifications, limitations and restrictions of the series.

In addition to describing the specific terms of the applicable series of preferred stock, the applicable prospectus supplement will contain a summary of certain United States federal income tax consequences applicable to such series of preferred stock.

Any shares of preferred stock sold hereunder, or issued upon conversion, exercise or exchange of other securities sold hereunder, will be duly authorized, validly issued and, to the extent provided in the applicable certificate of designations, fully paid and nonassessable. This means that, to the extent provided in the applicable certificate of designations, you have paid the full purchase price for your shares and will not be assessed any additional amount for your shares.

Our board of directors will designate the transfer agent and registrar for each series of preferred stock and the exchange or market on which such series will be listed or eligible for trading, if any, at the time it authorized such series.

To the extent that applicable law or the applicable certificate of designations provides that holders of shares of a series of preferred stock are entitled to voting rights, each holder shall be entitled to vote ratably (relative to each other such holder) on all matters submitted to a vote of such holders. Each holder may exercise such vote either in person or by proxy.

Antitakeover Effects of Certain Provisions

Our certificate of incorporation and by-laws and Delaware statutory law contain certain provisions that could make the acquisition of our company by means of a tender offer, a proxy contest or otherwise more difficult. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our certificate of incorporation and by-laws, which are filed as exhibits to our Registration Statement on Form S-3 of which this prospectus is a part.

Number of Directors, Removal; Filling Vacancies.  Our by-laws provide that the business and affairs of our company will be managed by or under the direction of a board of directors, consisting of not more than twelve members, the exact number thereof to be determined from time to time by resolution of the board of directors. Our by-laws also provide that no director may be removed with or without cause before the expiration of his or her term of office except by vote of the stockholders at a meeting called for such a purpose. In addition, our by-laws provide that any vacancy on our board of directors that results from an increase in the number of directors or any vacancy created by death, removal or resignation, may be filled either by the board of directors or by the stockholders.

Special Meeting.  Our by-laws provide that special meetings of stockholders may be called by our board of directors or our president, unless otherwise prescribed by statute. The business permitted to be conducted at any special meeting of stockholders is limited to the purposes specified in the notice of meeting given by our company.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election of directors, or to bring other business before an annual meeting of stockholders.

The stockholder notice procedure provides that only persons who are nominated by, or at the direction of, our board of directors, or by a stockholder who has given timely written notice to the Secretary of our company prior to the meeting at which directors are to be elected, will be eligible for election as directors. The stockholder notice procedure provides that at an annual meeting only such business may be conducted as (i) is pursuant to the notice of meeting, (ii) has been brought before the meeting by, or at the direction of, our board of directors or (iii) has been brought before the meeting by a stockholder of record entitled to vote that has given timely written notice to the Secretary of our company of such stockholder’s intention to bring proper business before the meeting. Under the stockholder notice procedure, for stockholder notice in respect of the annual meeting of our stockholders to be timely, such notice must be delivered to our principal executive offices, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than thirty days before or more than sixty days after the anniversary date, the notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made.

Under the stockholder notice procedure, a stockholder’s notice to our company proposing to nominate a person for election as a director must contain certain information, including, without limitation, the identity and address of the nominating stockholder, the class and number of shares of stock of our company that are beneficially owned by such stockholder, and as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, (ii) a description of certain monetary agreements and material relationships between the nominating stockholder and the nominee, (iii) a written questionnaire completed by the nominee with respect to the background and qualification of such nominee and the background of any other person or entity on whose behalf the nomination is being made and (iv) a written representation and agreement from the nominee that the nominee does not have certain conflicts of interest. Under the stockholder notice procedure, a stockholder’s notice relating to the conduct of business other than the nomination of directors must contain certain information about the proposed business and about the proposing stockholder, including, without limitation, a brief description of the business the stockholder proposes to bring before the meeting, the text of the proposed business, the reasons for conducting such business at such meeting, and any material interest of such stockholder in the business so proposed. If the chairman of the meeting determines that a nomination or any business proposed to be brought before the meeting was not made or proposed, as the case may be, in accordance with the stockholder notice procedure, then such defective proposal or nomination shall be disregarded.

By requiring advance notice of nominations by stockholders, the stockholder notice procedure affords our board of directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders about those qualifications. By requiring advance notice of other proposed business, the stockholder notice procedure also provides a more orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by our board of directors, provides our board of directors with an opportunity to inform stockholders, prior to meetings, of any business proposed to be conducted at the meetings, together with any recommendations as to our board of director’s position regarding action to be taken with respect to such business, so that stockholders can better decide whether to attend such a meeting or to grant a proxy regarding the disposition of any such business.

Although our by-laws do not give our board of directors any power to approve or disapprove stockholder nominations for the election of directors or proper stockholder proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to our company and stockholders.

Record Date Procedure for Stockholder Action by Written Consent.  Our by-laws establish a procedure for the fixing of a record date in respect of corporate action proposed to be taken by our stockholders by written consent in lieu of a meeting. Our by-laws provide that any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to our Secretary, request the board of directors to fix a record date. Our by-laws state that our board of directors shall adopt a resolution fixing such requested record date within 10 days after the date upon which the request is received. If our board of directors fails within 10 days after we receive such notice to fix a record date, the by-laws provide that the record date shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to us unless prior action by our board of directors is required under the Delaware General Corporation Law (the “DGCL”), in which event the record date shall be at the close of business on the date on which our board of directors adopts the resolution taking such prior action. Our by-laws also provide that nationally recognized independent inspectors of elections shall promptly conduct a ministerial review of the validity of any written consents of stockholders duly delivered to us, and no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to us that the duly delivered consents represent at least the minimum number of votes that would be necessary to take the corporate action.

Stockholder Meetings.  Our by-laws provide that our board of directors and the chairman of a meeting may adopt rules and regulations for the conduct of stockholder meetings as they deem appropriate (including the establishment of an agenda, rules relating to presence at the meeting of persons other than stockholders, restrictions on entry at the meeting after commencement thereof and the imposition of time limitations for questions by participants at the meeting).

Preferred Stock.  Our certificate of incorporation authorizes our board of directors to provide for the issuance of shares of preferred stock in one or more series and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

We believe that the ability of our board of directors to issue one or more series of preferred stock provides us with flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs that might arise. The authorized shares of the preferred stock, as well as shares of common stock, will be available for issuance without further action by our stockholders, unless action is required by applicable law or the rules of any stock exchange or automated quotation system on which our securities may be listed or traded. The New York Stock Exchange currently requires stockholder approval as a prerequisite to listing shares in several instances, including in some cases where the present or potential issuance of shares could result in a 20 percent increase in the number of share of common stock outstanding or in the amount of voting securities outstanding. If the approval of our stockholders is not required for the issuance of shares of preferred stock or commons tock, our board of directors may determine not to seek stockholder approval.

Although our board of directors has no intention at the present time of doing so, it could issue a series of preferred stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. Our board of directors will make any determination to issue such shares based on its judgment as to the best interests of our company and stockholders. Our board of directors, in so acting, could issue preferred stock having terms that could discourage an acquisition attempt through which an acquirer may be able to change the composition of our board of directors, including a tender offer or other transaction that some, or a majority, of our stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of such stock.

Amendment of Certain Provisions of the Certificate of Incorporation and By-Laws.  Under the DGCL, the stockholders of a corporation have the right to adopt, amend or repeal the by-laws and, with the approval of the board of directors, the certificate of incorporation of a corporation. In addition, if the certificate of incorporation so provides, the by-laws may be adopted, amended or repealed by the board of directors. Our certificate of incorporation provides that the by-laws may be amended or repealed by our board of directors.

Antitakeover Legislation.  Section 203 of the DGCL provides that, subject to certain exceptions specified herein, a corporation shall not engage in any “business combination” with any “interested stockholder” for a three-year period following the time that such stockholder becomes an interested stockholder unless (i) prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85 percent of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares) or (iii) on or subsequent to such time, the business combination is approved by the board of directors of the corporation and by the affirmative vote of at least 66 2/3 percent of the outstanding voting stock which is not owned by the interested stockholder. Section 203 of the DGCL generally defines an “interested stockholder” to include (x) any person that is the owner of 15 percent or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15 percent or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date and (y) the affiliates and associates of any such person. Section 203 of the DGCL generally defines a “business combination” to include (1) mergers and sales or other dispositions of 10 percent or more of the assets of the corporation with or to an interested stockholder, (2) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (3) certain transactions which would result in increasing the proportionate share of the stock of the corporation or its subsidiaries owned by the interested stockholder and (4) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

Under certain circumstances, Section 203 of the DGCL makes it more difficult for a person who would be an interested stockholder to effect various business combinations with a corporation for a three-year period, although the certificate of incorporation or stockholder-adopted by-laws may exclude a corporation from the restrictions imposed thereunder. Neither our certificate of incorporation nor our by-laws exclude our company from the restrictions imposed upon Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring our company to negotiate in advance with our board of directors since the stockholder approval requirement would be avoided if our board of directors approves, prior to the time the stockholder becomes an interested stockholder, either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

DESCRIPTION OF WARRANTS

This section describes the general terms that will apply to any warrants that we may offer in the future, to which a future prospectus supplement may relate. The following description and any description of warrants in the applicable prospectus supplement does not purport to be complete and is subject to and is qualified in its entirety by reference to the applicable warrant agreement that we will enter into at the time of issue.

We may issue warrants to purchase debt securities, preferred stock, common stock or other securities. We may issue warrants independently or together with other securities. Warrants sold with other securities may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a bank or trust company, as warrant agent, that we will name in the prospectus supplement. The warrant agent will act solely as our agent in connection with the warrants and will not assume any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants.

The prospectus supplement relating to any warrants we offer will include specific terms relating to the offering. These terms may include some or all of the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the designation and terms of the securities purchasable upon exercise of such warrants and the number of such securities issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

In addition to describing the specific terms of the warrants, the applicable prospectus supplement will contain a summary of certain United States federal income tax consequences applicable to the warrants.

DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS

This section describes the general terms that will apply to any stock purchase contracts or stock purchase units that we may offer in the future, to which a future prospectus supplement may relate. The following description and any description of stock purchase contracts or stock purchase units in the applicable prospectus supplement does not purport to be complete and is subject to and is qualified in its entirety by reference to the stock purchase contract agreement or stock purchase unit agreement, as applicable, that we will enter into at the time of issue and, if applicable, collateral arrangements and depositary arrangements relating to such stock purchase contracts or stock purchase units.

We may issue stock purchase contracts, including contracts obligating holders to purchase from or sell to us, and obligating us to sell to or purchase from the holders, a specified number of shares of common stock or other securities at a future date or dates, which we refer to in this prospectus as stock purchase contracts. The price per share of the securities and the number or amount of the securities may be fixed at the time the stock purchase contracts are issued or may be determined by reference to a specific formula set forth in the stock purchase contracts, and may be subject to adjustment under anti-dilution formulas. The stock purchase contracts may be issued separately or as part of units consisting of a stock purchase contract and debt securities, common securities, preferred securities, warrants or debt obligations of third parties, including U.S. treasury securities, any other securities described in the applicable prospectus supplement or any combination of the foregoing, securing the holders’ obligations to purchase the securities under the stock purchase contracts, which we refer to herein as stock purchase units. The stock purchase contracts may require holders to secure their obligations under the stock purchase contracts in a specified manner. The stock purchase contracts also may require us to make periodic payments to the holders of the stock purchase contracts or the stock purchase units, as the case may be, or vice versa, and those payments may be unsecured or pre-funded on some basis.

The prospectus supplement relating to any stock purchase contracts or stock purchase units that we may offer will describe the specific terms of the stock purchase contracts or stock purchase units it covers, including, if applicable, collateral or depositary arrangements. In addition to describing the specific terms of the stock purchase contracts or stock purchase units, the applicable prospectus supplement will contain a summary of certain United States federal income tax consequences applicable to the stock purchase contracts or stock purchase units, as applicable.

DESCRIPTION OF SUBSCRIPTION RIGHTS

This section describes the general terms that will apply to any subscription rights that we may offer in the future, to which a future prospectus supplement may relate. The following description and any description of subscription rights in the applicable prospectus supplement does not purport to be complete and is subject to and is qualified in its entirety by reference to the subscription rights agreement that we will enter into at the time of issue.

We may issue subscription rights to purchase common stock, preferred stock, debt securities or other securities. These subscription rights may be issued independently or together with any other security offered by us and may or may not be transferable by the securityholder receiving the subscription rights in such offering. In connection with any offering of subscription rights, we may enter into a standby arrangement with one or more underwriters or other purchasers pursuant to which the underwriters or other purchasers may be required to purchase up to all of the securities remaining unsubscribed for after such offering.

The prospectus supplement relating to any subscription rights that we may offer will describe the specific terms of the subscription rights it covers. These terms may include the following:

•	the price, if any, for the subscription rights;

•	the exercise price payable for each share of common stock, share of preferred stock, debt security or other security upon the exercise of the subscription right;

•	the number of subscription rights issued to each securityholder;

•	the number and terms of each share of common stock, share of preferred stock, debt security or other security that may be purchased per each subscription right;

•	any provisions for adjustment of the number or amount of securities receivable upon exercise of the subscription rights or the exercise price of the subscription rights;

•	the extent to which the subscription rights are transferable;

•	any other terms of the subscription rights, including the terms, procedures and limitations relating to the exchange and exercise of the subscription rights;

•	the date on which the right to exercise the subscription rights shall commence, and the date on which the subscription rights shall expire;

•	the extent to which the subscription rights may include an over-subscription privilege with respect to unsubscribed securities; and

•	if applicable, the material terms of any standby underwriting or purchase arrangement entered into by us in connection with the offering of subscription rights.

In addition to describing the specific terms of the subscription rights, the applicable prospectus supplement will contain a summary of certain United States federal income tax consequences applicable to the subscription rights.

PLAN OF DISTRIBUTION

We may offer and sell the securities being offered hereby in one or more of the following ways from time to time:

•	to underwriters or dealers for resale to the public or to institutional investors;

•	directly to institutional investors;

•	directly to a limited number of purchasers or to a single purchaser;

•	through agents to the public or to institutional investors;

•	by pledge to secure debts and other obligations;

•	through the writing of options or other hedging or derivative transactions;

•	through a combination of any of these methods of sale; or

•	any other method permitted pursuant to applicable law.

The prospectus supplement with respect to each series of securities will state the terms of the offering of the securities, including:

• the offering terms, including the name or names of any underwriters, dealers or agents;

• the purchase price of the securities and the net proceeds to be received by us from the sale;

•	any underwriting discounts or agency fees and other items constituting underwriters’ or agents’ compensation;

• any public offering price;

• any discounts or concessions allowed or reallowed or paid to dealers; and

• any securities exchange on which the securities may be listed.

If we use underwriters or dealers in the sale, the securities will be acquired by the underwriters or dealers for their own account and may be resold from time to time in one or more transactions, including:

• privately negotiated transactions;

• at a fixed public offering price or prices, which may be changed;

• in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act;

• at prices related to prevailing market prices; or

• at negotiated prices.

Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities may be offered either to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of common shares, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of common shares. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement or a post-effective amendment to this registration statement.

If indicated in an applicable prospectus supplement, we may sell the securities through agents from time to time. The applicable prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment. We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the applicable prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The delayed delivery contracts will be subject only to those conditions set forth in the applicable prospectus supplement, and the applicable prospectus supplement will set forth any commissions we pay for solicitation of these delayed delivery contracts.

Offered securities may also be offered and sold, if so indicated in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more remarketing firms, acting as principals for their own accounts or as agents for us. Any remarketing firm will be identified and the terms of its agreements, if any, with us and its compensation will be described in the applicable prospectus supplement.

Agents, underwriters and other third parties described above may be entitled to indemnification by us against certain civil liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, underwriters and such other third parties may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

Each series of securities will be a new issue of securities and will have no established trading market, other than our common stock, which is listed on the New York Stock Exchange. Any common stock sold will be listed on the New York Stock Exchange, upon official notice of issuance. The securities other than the common stock may or may not be listed on a national securities exchange and no assurance can be given that there will be a secondary market for any such securities or liquidity in the secondary market if one develops. Any underwriters to whom securities are sold by us for public offering and sale may make a market in the securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice.

LEGAL MATTERS

Certain legal matters in connection with the securities offered pursuant to this prospectus will be passed upon by Mayer Brown LLP, Chicago, Illinois. Any underwriters will be advised about legal matters by their own counsel, who will be named in a prospectus supplement to the extent required by law.

EXPERTS

The consolidated financial statements of Republic Services, Inc. included in Republic Services, Inc.’s Annual Report (Form 10-K) for the year ended December 31, 2009, and the effectiveness of Republic Services, Inc.’s internal control over financial reporting as of December 31, 2009 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a registration statement on Form S-3 with the SEC under the Securities Act to register the securities offered by means of this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information identified in the registration statement. For further information about us and the securities offered by means of this prospectus, we refer you to the registration statement and the exhibits filed as a part of the registration statement. Statements contained in this prospectus as to the contents of any contract or other document filed as an exhibit to the registration statement are not necessarily complete. If a contract or document has been filed as an exhibit to the registration statement, we refer you to the copy of the contract or document that has been filed.

We are subject to the information and periodic reporting requirements of the Securities Exchange Act of 1934. In accordance with those requirements, we file annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any document we file at the SEC’s public reference rooms at the following location:

100 F Street, N.E.
Washington, D.C., 20549

You can request copies of these documents upon payment of a duplicating fee by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms and the procedure for obtaining copies.

The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The documents that we file with the SEC, including the registration statement, are available to investors on this web site. You can log onto the SEC’s web site at http://www.sec.gov. Our common stock is listed on the New York Stock Exchange (NYSE: RSG), and you can obtain information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, NY 10005. Certain information is also available on our website at http://www.republicservices.com.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be borne by us in connection with the issuance and distribution of the securities registered hereby:

SEC registration fee	$(1)
Printing expenses	(2)
Legal fees and expenses	(2)
Accounting fees and expenses	(2)
Trustee fees and expenses	(2)
Miscellaneous	(2)

Total	$(2)

(1)	Deferred pursuant to Rule 456(b) under the Securities Act and calculated in connection with an offering of securities under this registration statement pursuant to Rule 457(r) under the Securities Act.

(2)	These fees cannot be estimated at this time as they are calculated based on the securities offered and the number of issuances. An estimate of the aggregate expenses in connection with the sale and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 15.	Indemnification of Directors and Officers

The following summary is qualified in its entirety by reference to the complete text of the statutes referred to below and to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), and by-laws.

The Certificate provides that we shall indemnify, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law (the “DGCL”), each person who is involved in any litigation or other proceeding because such person is or was a Republic director or officer or was serving at our request as a director, officer, employee or agent of another enterprise, against all expense (including attorney’s fees), loss or liability reasonably incurred or suffered in connection therewith. The Certificate provides that a person entitled to indemnification under the Certificate shall be paid expenses incurred in defending any proceeding in advance of its final disposition upon our receipt of an undertaking, by or on behalf of the director or officer, to repay all amounts so advanced if it is ultimately determined that such director or officer is not entitled to indemnification.

Section 145 of the DGCL permits a corporation to indemnify any director or officer of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding brought by reason of the fact that such person is or was a director or officer of the corporation, if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he had no reason to believe his conduct was unlawful. In a derivative action (i.e., one brought by or on behalf of the corporation), however, indemnification may be made only for expenses, actually and reasonably incurred by any director or officer in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Delaware Court of Chancery or the court in which the action or suit was brought shall determine that the defendant is fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

Pursuant to Section 102(b)(7) of the DGCL, the Certificate eliminates the liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (i) from any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under

Section 174 of the DGCL, or (iv) from any transaction from which the director derived an improper personal benefit.

We may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Republic or another corporation, partnership, joint venture, trust or other enterprise. Under an insurance policy maintained by us, our directors and officers and the directors and officers of each of the co-registrants are insured, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of certain claims, actions, suits or proceedings, and certain liabilities which might be imposed as a result of such claims, actions, suits or proceedings, which may be brought against them by reason of being or having been such directors or officers.

Alabama Registrants:

(a) Alabama Recycling Services, Inc. and GEK, Inc. are incorporated under the laws of Alabama.

Division E of Article 8 of the Alabama Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 10-2B-8.42(d) of the Alabama Business Corporation Act provides that an officer of a corporation shall not be liable for any action taken as an officer or any failure to take any action if such officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.

The bylaws of each of the Alabama corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Alabama corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Autauga County Landfill, LLC is organized as a limited liability company under the laws of Alabama.

Section 4 of the Alabama Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any person who is or was a member, manager or employee of the limited liability company under certain circumstances and subject to certain limitations.

The operating agreement of Autauga County Landfill, LLC provides that the company shall defend, indemnify and save harmless its sole member, its sole member’s officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Arizona Registrants:

(a) Allied Waste Industries (Arizona), Inc., Allied Waste Industries (Southwest), Inc., Apache Junction Landfill Corporation, Central Arizona Transfer, Inc., Mesa Disposal, Inc., Midway Development Company, Inc., Pinal County Landfill Corp., Summit Waste Systems, Inc. and Tri-State Refuse Corporation are incorporated under the laws of Arizona.

Sections 10-850 et seq. of the Arizona Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 10-202(B)(1) of the Arizona Business Corporation Act permits a corporation to provide in its articles of incorporation that a director shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations. Section 10-842(D) of the Arizona Business Corporation Act provides that an officer of a corporation shall not be liable for any action taken as an officer or any failure to take any action if such officer’s duties were performed (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner such officer reasonably believes to be in the best interests of the corporation.

The articles of incorporation of Allied Waste Industries (Arizona), Inc. provide for indemnification to the fullest extent permissible by law, by the bylaws of the corporation or by agreement.

The articles of incorporation of Allied Waste Industries (Arizona), Inc. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) the amount of a financial benefit received by a director to which the director is not entitled, (ii) an intentional infliction of harm on the corporation or the shareholders, (iii) a violation of Section 10-833 of the Arizona Business Corporation Act relating to unlawful distributions and (iv) an intentional violation of criminal law.

The articles of incorporation of each of Summit Waste Systems, Inc. and Midway Development Company, Inc. provide that the corporation shall indemnify any person who incurs expenses or liabilities by reason of the fact that such person is or was an officer, director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise. This indemnification shall be mandatory in all circumstances in which indemnification is permitted by law.

The articles of incorporation of each of Summit Waste Systems, Inc. and Midway Development Company, Inc. provide that, to the fullest extent permitted by the Arizona Business Corporation Act, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director.

The bylaws of each of Midway Development Company, Inc. and Summit Waste Systems, Inc. provide that the corporation shall indemnify, to the fullest extent provided by law, any person who incurs expenses or liabilities by reason of the fact he or she is or was an officer, director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise.

The bylaws of each of Central Arizona Transfer, Inc. and Mesa Disposal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Central Arizona Transfer, Inc. and Mesa Disposal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of any of Allied Waste Industries (Southwest), Inc., Apache Junction Landfill Corporation, Pinal County Landfill Corp. or Tri-State Refuse Corporation.

(b) Allied Waste Systems of Arizona, LLC, Cactus Waste Systems, LLC and Republic Services of Arizona Hauling, LLC are organized as limited liability companies under the laws of Arizona.

Section 29-610(A)(13) of the Arizona Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee, officer, agent or any other person.

The operating agreement of each of Cactus Waste Systems, LLC and Republic Services of Arizona Hauling, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of Allied Waste Systems of Arizona, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

California Registrants:

(a) A D A J Corporation, Allied Waste of California, Inc., Atlas Transport, Inc., Bay Collection Services, Inc., Bay Environmental Management, Inc., Bay Landfills, Inc., Bay Leasing Company, Inc., Berkeley Sanitary Service, Inc., BLT Enterprises of Oxnard, Inc., Borrego Landfill, Inc., Browning-Ferris Industries of California, Inc., Charter Evaporation Resource Recovery Systems, Crockett Sanitary Service, Inc., Delta Container Corporation, Delta Paper Stock, Co., Elder Creek Transfer & Recovery, Inc., Forward, Inc., Golden Bear Transfer Services, Inc., Imperial Landfill, Inc., Independent Trucking Company, International Disposal Corp. of California, Keller Canyon Landfill Company, La Canada Disposal Company, Inc., Lathrop Sunrise Sanitation Corporation, Otay Landfill, Inc., Palomar Transfer Station, Inc., Perdomo & Sons, Inc., Ramona Landfill, Inc., RI/Alameda Corp., Richmond Sanitary Service, Inc., San Marcos NCRRF, Inc., Solano Garbage Company, Sunrise Sanitation Service, Inc., Sunset Disposal Service, Inc., Sycamore Landfill, Inc., West Contra Costa Energy Recovery Company, West Contra Costa Sanitary Landfill, Inc., West County Landfill, Inc., West County Resource Recovery, Inc. and Zakaroff Services are incorporated under the laws of California.

Section 317 of the California Corporations Code authorizes a court to award, or a corporation’s board of directors to grant, indemnity to any agent of the corporation under certain circumstances and subject to certain limitations.

Section 204(a)(10) of the California Corporations Code permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of such director’s duties, subject to certain limitations.

The articles of incorporation of each of BLT Enterprises of Oxnard, Inc., Keller Canyon Landfill Company and Perdomo & Sons, Inc. provide that the corporation is authorized to provide indemnification of agents for breach of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code.

The articles of incorporation of each of BLT Enterprises of Oxnard, Inc., Borrego Landfill, Inc., Elder Creek Transfer & Recovery, Inc., Imperial Landfill, Inc., Keller Canyon Landfill Company, Lathrop Sunrise Sanitation Corporation, Palomar Transfer Station, Inc., Perdomo & Sons, Inc., Otay Landfill, Inc., Ramona Landfill, Inc., San Marcos NCRRF, Inc. and Sycamore Landfill, Inc. provide that the liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

The articles of incorporation of each of Elder Creek Transfer & Recovery, Inc. and Imperial Landfill, Inc. provide that the corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under California law. The corporation is authorized to provide indemnification of agents through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of that expressly permitted by Section 317 of the California Corporations Code for those agents of the corporation for breach of duty to the corporation and its stockholders, subject to limitations set forth in Section 204.

The articles of incorporation of Lathrop Sunrise Sanitation Corporation provide that the corporation is authorized to provide indemnification of agents through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, to the fullest extent permissible under California law.

The bylaws of each of A D A J Corporation, Atlas Transport, Inc., Bay Collection Services, Inc., Bay Environmental Management, Inc., Bay Landfills, Inc., Bay Leasing Company, Inc., Berkeley Sanitary Service, Inc., BLT Enterprises of Oxnard, Inc., Browning-Ferris Industries of California, Inc., Charter Evaporation Resource Recovery Systems, Crockett Sanitary Service, Inc., Elder Creek Transfer & Recovery, Inc., Forward, Inc., Golden Bear Transfer Services, Inc., Imperial Landfill, Inc., International Disposal Corp. of California, Keller Canyon Landfill Company, La Canada Disposal Company, Inc., Lathrop Sunrise Sanitation Corporation, Otay Landfill, Inc., Perdomo & Sons, Inc., RI/Alameda Corp., Richmond Sanitary Service, Inc., Solano Garbage Company, Sycamore Landfill, Inc., West Contra Costa Energy Recovery Company, West Contra Costa Sanitary Landfill, Inc., West County Landfill, Inc., West County Resource Recovery, Inc. and Zakaroff Services provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the California corporation registrants listed in the preceding paragraph also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of each of Delta Container Corporation, Independent Trucking Company, Sunrise Sanitation Service, Inc. and Sunset Disposal Service, Inc. provide that the board may, in its discretion, indemnify any director, officer, employee or other agent of the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in a proceeding (including a derivative action on behalf of the corporation) to which that person was or is threatened to be made a party by reason of the fact that such person was or is an agent of the corporation, but only to the extent allowed by the California Corporations Code and subject to director or shareholder approval as required by such code. In no event shall the corporation indemnify any such director or officer against any liability or expense by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The corporation may advance to each director or officer the expenses incurred in defending any proceeding referred to in the bylaws of the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall be determined ultimately that the director or officer is entitled to be indemnified as authorized by the bylaws of the company.

The bylaws of Delta Paper Stock, Co. provide that the corporation shall, to the maximum extent permitted by the California Corporations Code, indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste of California, Inc., Borrego Landfill, Inc., Palomar Transfer Station, Inc., Ramona Landfill, Inc. or San Marcos NCRRF, Inc.

(b) Allied Waste Transfer Services of California, LLC and San Diego Landfill Systems, LLC are organized as limited liability companies under the laws of California.

Section 17003(l) of the California Limited Liability Company Act permits a limited liability company to indemnify any person.

The operating agreement of each of the California limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

(c) Oceanside Waste & Recycling Services is organized as a general partnership under the laws of California.

Section 16401(c) of the California Uniform Partnership Act authorizes a general partnership to indemnify its partners under certain circumstances and subject to certain limitations.

There is no provision for indemnification of officers and directors in the partnership agreement of Oceanside Waste & Recycling Services. The partnership agreement provides that the partners shall continue to maintain general liability insurance in such amounts as are reasonable for the business and services conducted by the partnership.

Colorado Registrants:

(a) Bunting Trash Service, Inc. and Denver RL North, Inc. are incorporated under the laws of Colorado.

Article 109 of the Colorado Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers, directors, employees, fiduciaries or agents of the corporation under certain circumstances and subject to certain limitations.

Section 7-108-401(4) of the Colorado Business Corporation Act provides that a director or officer of the corporation shall not be liable to the corporation or its shareholders for any action the director or officer takes or omits to take as a director of officer if, in connection with such action or omission, the director or officer performed the duties of the position (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner the director or officer reasonably believes to be in the best interests of the corporation.

The bylaws of each of Bunting Trash Service, Inc and Denver RL North, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Bunting Trash Service, Inc. and Denver RL North, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Systems of Colorado, LLC, Frontier Waste Services (Colorado), LLC, Republic Services of Colorado Hauling, LLC and Republic Services of Colorado I, LLC are organized as limited liability companies under the laws of Colorado.

Section 407 of the Colorado Limited Liability Company Act permits a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.

The operating agreement of each of Frontier Waste Services (Colorado), LLC, Republic Services of Colorado Hauling, LLC and Republic Services of Colorado I, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of Allied Waste Systems of Colorado, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

Delaware Registrants:

(a) Allied Enviroengineering, Inc., Allied Green Power, Inc., Allied Nova Scotia, Inc., Allied Waste Alabama, Inc., Allied Waste Company, Inc., Allied Waste Holdings (Canada) Ltd., Allied Waste Industries, Inc., Allied Waste Landfill Holdings, Inc., Allied Waste North America, Inc., Allied Waste Rural Sanitation, Inc., Allied Waste Services of Colorado, Inc., Allied Waste Systems Holdings, Inc., Allied Waste Systems, Inc., Allied Waste Transportation, Inc., American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Services, Inc., American Disposal Transfer Services of Illinois, Inc., Attwoods of North America, Inc., AWIN Leasing Company, Inc., AWIN Management, Inc., BBCO, Inc., BFI Atlantic, Inc., BFI Energy Systems of Albany, Inc., BFI Energy Systems of Delaware County, Inc., BFI Energy Systems of Hempstead, Inc., BFI Energy Systems of Niagara II, Inc., BFI Energy Systems of Niagara, Inc., BFI Energy Systems of SEMASS, Inc., BFI Energy Systems of Southeastern Connecticut, Inc., BFI International, Inc., BFI REF-FUEL, Inc., BFI Trans River (GP), Inc., Bond County Landfill, Inc., Browning-Ferris Financial Services, Inc., Browning-Ferris Industries of Florida, Inc., Browning-Ferris Industries of Illinois, Inc., Browning-Ferris Industries of Ohio, Inc., Browning-Ferris Services, Inc., CC Landfill, Inc., Cocopah Landfill, Inc., Compactor Rental Systems of Delaware, Inc., Copper Mountain Landfill, Inc., County Disposal (Ohio), Inc., County Disposal, Inc., County Landfill, Inc., East Chicago Compost Facility, Inc., ECDC Environmental of Humboldt County, Inc., ECDC Holdings, Inc., Environmental Development Corp., Environtech, Inc., Evergreen Scavenger Service, Inc., General Refuse Rolloff Corp., Georgia Recycling Services, Inc., Great Lakes Disposal Service, Inc., Liberty Waste Holdings, Inc., Lucas County Land Development, Inc., Mountain Home Disposal, Inc., NationsWaste, Inc., NCorp., Inc., Ohio Republic Contracts, II, Inc., Ottawa County Landfill, Inc., Republic Services Financial LP, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc., Republic Waste Services of Texas LP, Inc., Risk Services, Inc., Sangamon Valley Landfill, Inc., Standard Waste, Inc., Taylor Ridge Landfill, Inc., Tennessee Union County Landfill, Inc. and Wayne County Landfill IL, Inc. are incorporated under the laws of Delaware.

Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors, officers, employees and agents of the corporation under certain circumstances and subject to certain limitations.

Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to certain limitations.

The certificate of incorporation of each of Allied Enviroengineering, Inc., Allied Waste Alabama, Inc., Allied Waste Company, Inc., Allied Waste North America, Inc., AWIN Leasing Company, Inc. and AWIN Management, Inc. provides that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The certificate of incorporation of each of the Delaware corporation registrants listed in the preceding paragraph also provides that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the Delaware General Corporation Law.

The certificate of incorporation of each of Allied Enviroengineering, Inc., Allied Nova Scotia, Inc., Allied Waste Alabama, Inc., Allied Waste Company, Inc., Allied Waste Holdings (Canada) Ltd., Allied Waste North America, Inc., Allied Waste Systems, Inc., American Disposal Services, Inc., American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Transfer Services of Illinois, Inc., AWIN Leasing Company, Inc., AWIN Management, Inc., BBCO, Inc., Browning-Ferris Financial Services, Inc., Compactor Rental Systems of Delaware, Inc., County Disposal, Inc., County Disposal (Ohio), Inc., County Landfill, Inc., Environtech, Inc., Georgia Recycling Services, Inc., Mountain Home Disposal, Inc., NationsWaste, Inc., NCorp, Inc., Republic Services Financial LP, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana, LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc. and Republic Waste Services of Texas LP, Inc. provides that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law relating to an unlawful payment of a dividend or unlawful stock purchase or redemption or (iv) for any transaction from which the director derived any improper personal benefit.

The certificate of incorporation of each of Allied Green Power, Inc., Allied Waste Industries, Inc., Allied Waste Landfill Holdings, Inc., Allied Waste Rural Sanitation, Inc., Allied Waste Services of Colorado, Inc., Allied Waste Transportation, Inc., Bond County Landfill, Inc., CC Landfill, Inc., Cocopah Landfill, Inc., Copper Mountain Landfill, Inc., East Chicago Compost Facility, Inc., ECDC Environmental of Humboldt County, Inc., ECDC Holdings, Inc., Evergreen Scavenger Service, Inc., General Refuse Rolloff Corp., Great Lakes Disposal Service, Inc., Liberty Waste Holdings, Inc., Lucas County Land Development, Inc., Ohio Republic Contracts, II, Inc., Sangamon Valley Landfill, Inc., Taylor Ridge Landfill, Inc., Tennessee Union County Landfill, Inc. and Wayne County Landfill IL, Inc. provides that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that this provision shall not eliminate or limit the liability of the director to the extent that such elimination or limitation of liability is expressly prohibited by the Delaware General Corporation Law as in effect at the time of the alleged breach of duty by such director.

The certificate of incorporation of each of Allied Nova Scotia, Inc., Allied Waste Holdings (Canada) Ltd. and American Disposal Services, Inc. provides that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director or officer of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer or other agent of any other entity against all expense, liability and loss (including, without limitation, court costs and attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person. Expenses incurred by a director or officer of the corporation shall be paid in advance to the fullest extent permitted by law upon an undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to indemnification. The corporation may procure insurance or other arrangement on behalf of any such person described in this paragraph.

The certificate of incorporation of each of American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Transfer Services of Illinois, Inc., County Disposal (Ohio), Inc., County Disposal, Inc. and County Landfill, Inc. provides that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director or officer of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer.

The certificate of incorporation of each of Evergreen Scavenger Service, Inc. and General Refuse Rolloff Corp. provides that the corporation shall indemnify, to the fullest extent permitted by law, each director or officer of the corporation who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was an authorized representative of the corporation.

The certificate of incorporation of each of Allied Waste Systems Holdings, Inc., Republic Services Financial LP, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc. and Republic Waste Services of Texas LP, Inc. provides that the corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the Delaware General Corporation Law.

The certificate of incorporation of Ottawa County Landfill, Inc. provides that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful.

The bylaws of each of Allied Enviroengineering, Inc., Allied Green Power, Inc., Allied Waste Company, Inc., Allied Waste Holdings (Canada) Ltd., Allied Waste Industries, Inc., Allied Waste Landfill Holdings, Inc., Allied Waste Rural Sanitation, Inc., Allied Waste Services of Colorado, Inc., Allied Waste Systems, Inc., Allied Waste Transportation, Inc., American Disposal Services, Inc., American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Transfer Services of Illinois, Inc., Attwoods of North America, Inc., BBCO, Inc., BFI Atlantic, Inc., AWIN Leasing Company, Inc., AWIN Management, Inc., BFI Energy Systems of Albany, Inc., BFI Energy Systems of Delaware County, Inc., BFI Energy Systems of Hempstead, Inc., BFI Energy Systems of Niagara II, Inc., BFI Energy Systems of Niagara, Inc., BFI Energy Systems of SEMASS, Inc., BFI Energy Systems of Southeastern Connecticut, Inc.,

BFI International, Inc., BFI REF-FUEL, Inc., BFI Trans River (GP), Inc., Bond County Landfill, Inc., Browning-Ferris Financial Services, Inc., Browning-Ferris Industries of Florida, Inc., Browning-Ferris Industries of Illinois, Inc., Browning-Ferris Industries of Ohio, Inc., Browning-Ferris Services, Inc., CC Landfill, Inc., Cocopah Landfill, Inc., Compactor Rental Systems of Delaware, Inc., Copper Mountain Landfill, Inc., County Disposal, Inc., County Disposal (Ohio), Inc., County Landfill, Inc., East Chicago Compost Facility, Inc., ECDC Environmental of Humboldt County, Inc., ECDC Holdings, Inc., Environmental Development Corp., Environtech, Inc., Evergreen Scavenger Service, Inc., General Refuse Rolloff Corp., Georgia Recycling Services, Inc., Great Lakes Disposal Service, Inc., Liberty Waste Holdings, Inc., Lucas County Land Development, Inc., Mountain Home Disposal, Inc., NCorp, Inc., Ohio Republic Contracts, II, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc., Republic Waste Services of Texas LP, Inc., Risk Services, Inc., Sangamon Valley Landfill, Inc., Standard Waste, Inc., Taylor Ridge Landfill, Inc., Tennessee Union County Landfill, Inc. and Wayne County Landfill IL, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Delaware corporation registrants listed in the preceding paragraph also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Allied Nova Scotia, Inc. provide that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director or officer of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer or other agent of any other entity against all expense, liability and loss (including, without limitation, court costs and attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person. Expenses incurred by a director or officer of the corporation shall be paid in advance to the fullest extent permitted by law upon an undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to indemnification. The corporation may procure insurance or other arrangement on behalf of any such person described in this paragraph.

The bylaws of Allied Waste Alabama, Inc. provide that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer or other agent of any other entity against all expense, liability and loss (including, without limitation, court costs and attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person so long as a majority of a quorum of disinterested directors, the stockholders or legal counsel through a written opinion determines that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Expenses incurred by a director or officer of the corporation shall be paid in advance to the fullest extent permitted by law upon an undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to indemnification. The corporation may procure insurance or other arrangement on behalf of any such person described in this paragraph.

The bylaws of Allied Waste North America, Inc. provide that each director, officer and former director and officer of the corporation, and any person who may have served or who may hereafter serve at the request of the corporation as a director or officer of another corporation in which it owns shares of capital stock or of which it is a creditor, is hereby indemnified by the corporation against expenses actually and necessarily incurred by such person in connection with the defense of any action, suit or proceeding in which such person is made a party by reason of being or having been such director or officer, except in relation to matters as to which such person shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty.

The bylaws of NationsWaste, Inc. provide that each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceedings by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as director or officer or trustee of another entity or other enterprise shall be indemnified and held harmless by the corporation to the fullest extent permitted by law.

The bylaws of Ottawa County Landfill, Inc. provide that the board of directors of the corporation may, to the fullest extent permitted by the General Corporation Law of Delaware, indemnify any and all persons who it shall have the power to indemnify against any and all of the expenses, liabilities or other matters.

The bylaws of Republic Services Financial LP, Inc. provide that each person who is or was a director or officer of the corporation and each person who serves or served at the request of the corporation as a director or officer (or equivalent) of another entity or other enterprise shall be indemnified by the corporation to the fullest extent authorized by the Delaware General Corporation Law, except as to any action, suit or proceeding brought by or on behalf of the director or officer of the corporation without prior approval of the board of directors. Each person who is or was an employee or agent of the corporation, and each person who serves or has served at the request of the corporation as an employee or agent of another entity or other enterprise, may be similarly indemnified at the discretion of the board of directors. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in the bylaws of the corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

(b) Allied Gas Recovery Systems, L.L.C., Allied Services LLC, Allied Waste Environmental Management Group, LLC, Allied Waste of New Jersey-New York, LLC, Allied Waste Recycling Services of New Hampshire, LLC, Allied Waste Services of North America, LLC, Allied Waste Sycamore Landfill, LLC, Allied Waste Systems of Indiana, LLC, Allied Waste Transfer Services of Arizona, LLC, Allied Waste Transfer Services of Rhode Island, LLC, Anson County Landfill NC, LLC, Ariana, LLC, BFGSI, L.L.C., BFI Transfer Systems of Alabama, LLC, BFI Transfer Systems of DC, LLC, BFI Transfer Systems of Georgia, LLC, BFI Transfer Systems of Maryland, LLC, BFI Transfer Systems of Mississippi, LLC, BFI Transfer Systems of Virginia, LLC, BFI Waste Services of Tennessee, LLC, BFI Waste Services, LLC, BFI Waste Systems of Alabama, LLC, BFI Waste Systems of Arkansas, LLC, BFI Waste Systems of Georgia, LLC, BFI Waste Systems of Kentucky, LLC, BFI Waste Systems of Louisiana, LLC, BFI Waste Systems of Mississippi, LLC, BFI Waste Systems of Missouri, LLC, BFI Waste Systems of North America, LLC, BFI Waste Systems of North Carolina, LLC, BFI Waste Systems of South Carolina, LLC, BFI Waste Systems of Tennessee, LLC, BFI Waste Systems of Virginia, LLC, Bridgeton Landfill, LLC, Bridgeton Transfer Station, LLC, Browning-Ferris Industries, LLC, Brunswick Waste Management Facility, LLC, Butler County Landfill, LLC, Chilton Landfill, LLC, Consolidated Disposal Service, L.L.C., Continental Waste Industries, L.L.C., Courtney Ridge Landfill, LLC, D & L Disposal, L.L.C., E Leasing Company, LLC, Ellis Scott Landfill MO, LLC, Envotech-Illinois, L.L.C., Evergreen Scavenger Service, L.L.C., Forest View Landfill, LLC, Great Plains Landfill OK, LLC, H Leasing Company, LLC, Jefferson City Landfill, LLC, Kandel Enterprises, LLC, Lee County Landfill SC, LLC, Lemons Landfill, LLC, Liberty Waste Services Limited, L.L.C., Liberty Waste Services of McCook, L.L.C., Little Creek Landing, LLC, Local Sanitation of Rowan County, L.L.C., N Leasing Company, LLC, New York Waste Services, LLC, Northeast Landfill, LLC, Packerton Land Company, L.L.C., Pinecrest Landfill OK, LLC, Polk County Landfill, LLC, Republic Services Group, LLC, Republic Services of California II, LLC, Republic Services of Georgia GP, LLC, Republic Services of Georgia LP, LLC, Republic Services of Indiana Transportation, LLC, Republic Services of New Jersey, LLC, Republic Services of Pennsylvania, LLC, Republic Services of South Carolina, LLC, Republic Services of Southern California, LLC, Republic Services of Wisconsin GP, LLC, Republic Services of Wisconsin LP, LLC, Republic Services Vasco Road, LLC, Republic Waste Services of Southern California, LLC, RITM, LLC, Rubbish Control, LLC, S Leasing Company, LLC, Sand Valley Holdings, L.L.C., Show-Me Landfill, LLC, Southeast Landfill, LLC, Webster Parish Landfill, L.L.C. and Willow Ridge Landfill, LLC are organized as limited liability companies under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act permits a limited liability company to indemnify any member or manager of the company from and against any and all claims and demands whatsoever.

Section 18-1101 of the Delaware Limited Liability Company Act permits a limited liability company to provide in its limited liability company agreement that a member, manager or other person shall not be liable for breach of contract and breach of duties to the limited liability company or to another member or manager or to another person that is a party to or is otherwise bound by the limited liability company agreement, subject to certain limitations.

The operating agreement of Allied Services, LLC provides that the company shall indemnify, defend and hold harmless any manager or officer of the company or their affiliates or any member, to the extent of the company’s assets, from and against any liability, damage, cost, expense, loss, claim or judgment incurred by such person arising out of any claim based upon acts performed or omitted to be performed by such person in connection with the business of the company, including, without limitation, attorneys’ fees and costs incurred by such person in the settlement or defense of such claim; provided that no such person shall be indemnified for claims based upon acts performed or omitted in breach of the operating agreement of the company or that constitute bad faith, fraud, willful misconduct or gross negligence. The manager of the company may, in its discretion, procure, at the expense of the company, errors and omissions insurance coverage for the manager and officers of the company.

The operating agreement of Allied Services, LLC also provides that no manager or officer of the company or their affiliates or any member shall be liable to the company or the other members for actions taken in good faith by such person in connection with the company or its business; provided that such person shall, in all instances, remain liable for acts in breach of the operating agreement of the company or that constitute bad faith, fraud, willful misconduct or gross negligence (except to the extent the company is compensated for the same by insurance coverage maintained by the company).

The operating agreement of each of Allied Waste Sycamore Landfill, LLC, BFI Transfer Systems of Alabama, LLC, BFI Transfer Systems of DC, LLC, BFI Transfer Systems of Georgia, LLC, BFI Transfer Systems of Maryland, LLC, BFI Transfer Systems of Mississippi, LLC, BFI Transfer Systems of Virginia, LLC, BFI Waste Services of Tennessee, LLC, BFI Waste Systems of Alabama, LLC, BFI Waste Systems of Arkansas, LLC, BFI Waste Systems of Georgia, LLC, BFI Waste Systems of Kentucky, LLC, BFI Waste Systems of Louisiana, LLC, BFI Waste Systems of Mississippi, LLC, BFI Waste Systems of Missouri, LLC, BFI Waste Systems of North Carolina, LLC, BFI Waste Systems of South Carolina, LLC, BFI Waste Systems of Tennessee, LLC, BFI Waste Systems of Virginia, LLC, Chilton Landfill, LLC, Consolidated Disposal Service, L.L.C., Courtney Ridge Landfill, LLC, Forest View Landfill, LLC, Kandel Enterprises, LLC and Willow Ridge Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of each of Allied Gas Recovery Systems, L.L.C., Allied Waste Environmental Management Group, LLC, Allied Waste of New Jersey-New York, LLC, Allied Waste Recycling Services of New Hampshire, LLC, Allied Waste Services of North America, LLC, Allied Waste Systems of Indiana, LLC, Allied Waste Transfer Services of Arizona, LLC, Allied Waste Transfer Services of Rhode Island, LLC, BFGSI, L.L.C., BFI Waste Services, LLC, BFI Waste Systems of North America, LLC, Bridgeton Landfill, LLC, Bridgeton Transfer Station, LLC, Browning-Ferris Industries, LLC, Brunswick Waste Management Facility, LLC, Butler County Landfill, LLC, D & L Disposal, L.L.C., Envotech-Illinois L.L.C., Evergreen Scavenger Service, L.L.C., Jefferson City Landfill, LLC, Lemons Landfill, LLC, Liberty Waste Services of McCook, L.L.C., Little Creek Landing, LLC, New York Waste Services, LLC, Northeast Landfill, LLC, Packerton Land Company, L.L.C., Polk County Landfill, LLC, Sand Valley Holdings, L.L.C., Show-Me Landfill, LLC, and Southeast Landfill, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

The operating agreement of each of Anson County Landfill NC, LLC, Ellis Scott Landfill MO, LLC, Great Plains Landfill OK, LLC, Lee County Landfill SC, LLC and Pinecrest Landfill OK, LLC provides that the company shall defend, indemnify and save harmless any member and the officers and directors of any member from and against all losses, claims, costs, liabilities and damages incurred by them by reason of any act performed or omitted to be performed by them in connection with the business of the company, including attorneys’ fees incurred by them in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of each of E Leasing Company, LLC, H Leasing Company, LLC, N Leasing Company, LLC and S Leasing Company, LLC provides that the company shall indemnify, save harmless and pay all damages of the manager, the special purpose manager and any member or any stockholders, directors, members, officers, employees or agents of any of them relating to any damages incurred by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including reasonable attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred; provided that no member or manager shall be indemnified for any liability from fraud, willful misconduct or gross negligence. Such person shall provide an undertaking to repay the indemnification payment made by the company to such person if such person is found by a final nonappealable judgment not to be entitled to indemnification.

The operating agreement of each of E Leasing Company, LLC, H Leasing Company, LLC, N Leasing Company, LLC and S Leasing Company, LLC also provides that the manager shall perform his or her duties under the operating agreement in a manner he or she believes to be in the best interests of the company, and shall be under no fiduciary duty to the members, the special purpose manager, any creditor of the company or any other person. A person who so performs such duties shall not have any liability by reason of being or having been a manager of the company.

There is no provision for indemnification or insurance in the certificate of formation or operating agreement of Ariana, LLC, Continental Waste Industries, L.L.C., Liberty Waste Services Limited, L.L.C., Local Sanitation of Rowan County, L.L.C., Republic Services Group, LLC, Republic Services of California II, LLC, Republic Services of Georgia GP, LLC, Republic Services of Georgia LP, LLC, Republic Services of Indiana Transportation, LLC, Republic Services of New Jersey, LLC, Republic Services of Pennsylvania, LLC, Republic Services of South Carolina, LLC, Republic Services of Southern California, LLC, Republic Services of Wisconsin GP, LLC, Republic Services of Wisconsin LP, LLC, Republic Services Vasco Road, LLC, Republic Waste Services of Southern California, LLC, RITM, LLC, Rubbish Control, LLC or Webster Parish Landfill, L.L.C.

(c) Abilene Landfill TX, LP, BFI Energy Systems of Southeastern Connecticut, Limited Partnership, BFI Transfer Systems of Texas, LP, BFI Waste Services of Indiana, LP, BFI Waste Services of Texas, LP, BFI Waste Systems of Indiana, LP, Blue Ridge Landfill TX, LP, Brenham Total Roll-Offs, LP, Camelot Landfill TX, LP, Cefe Landfill TX, LP, Crow Landfill TX, L.P., Ellis County Landfill TX, LP, Forth Worth Landfill TX, LP, Galveston County Landfill TX, LP, Giles Road Landfill TX, LP, Golden Triangle Landfill TX, LP, Greenwood Landfill TX, LP, Gulf West Landfill TX, LP, Itasca Landfill TX, LP, Kerrville Landfill TX, LP, Lewisville Landfill TX, LP, Mars Road TX, LP, McCarty Road Landfill TX, LP, Mesquite Landfill TX, LP, Mexia Landfill TX, LP, Panama Road Landfill, TX, L.P., Pine Hill Farms Landfill TX, LP, Pleasant Oaks Landfill TX, LP, Republic Services Financial, Limited Partnership, Republic Services of Florida, Limited Partnership, Republic Services of Georgia, Limited Partnership, Republic Services of Indiana, Limited Partnership, Republic Services of Wisconsin, Limited Partnership, Rio Grande Valley Landfill TX, LP, Royal Oaks Landfill TX, LP, RWS Transport, L.P., Southwest Landfill TX, LP, Tessman Road Landfill TX, LP, Turkey Creek Landfill TX, LP, Victoria Landfill TX, LP and Whispering Pines Landfill TX, LP are organized as limited partnerships under the laws of Delaware.

Section 15-110 of the Delaware Revised Uniform Partnership Act permits a partnership to indemnify any partner or other person from and against any and all claims and demands whatsoever.

Section 15-103(f) of the Delaware Revised Uniform Partnership Act permits a partnership to provide in its partnership agreement that the partner or other person shall not be liable for breach of contract and breach of duties to the partnership or to another partner or to another person that is a party to or is otherwise bound by the partnership agreement, subject to certain limitations.

The agreement of limited partnership of each of Abilene Landfill TX, LP, BFI Energy Systems of Southeastern Connecticut, Limited Partnership, BFI Transfer Systems of Texas, LP, BFI Waste Services of Indiana, LP, BFI Waste Services of Texas, LP, BFI Waste Systems of Indiana, LP, Blue Ridge Landfill TX, LP, Brenham Total Roll-Offs, LP, Camelot Landfill TX, LP, Cefe Landfill TX, LP, Crow Landfill TX, L.P., Ellis County Landfill TX, LP, Forth Worth Landfill TX, LP, Galveston County Landfill TX, LP, Giles Road Landfill TX, LP, Golden Triangle Landfill TX, LP, Greenwood Landfill TX, LP, Gulf West Landfill TX, LP, Itasca Landfill TX, LP, Kerrville Landfill TX, LP, Lewisville Landfill TX, LP, Mars Road TX, LP, McCarty Road Landfill TX, LP, Mesquite Landfill TX, LP, Mexia Landfill TX, LP, Panama Road Landfill, TX, L.P., Pine Hill Farms Landfill TX, LP, Pleasant Oaks Landfill TX, LP, Rio Grande Valley Landfill TX, LP, Royal Oaks Landfill TX, LP, Southwest Landfill TX, LP, Tessman Road Landfill TX, LP, Turkey Creek Landfill TX, LP, Victoria Landfill TX, LP and Whispering Pines Landfill TX, LP provides that the partnership shall defend, indemnify and save harmless the partners and their officers and directors from and against all losses, claims, costs, liabilities and damages incurred by them by reason of any act performed or omitted to be performed by them in connection with the business of the partnership, including attorneys’ fees incurred by them in connection with the defense of any action based on any such act or omission; provided, however, no person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The agreement of limited partnership of each of Republic Services of Florida, Limited Partnership, Republic Services of Georgia, Limited Partnership, Republic Services of Indiana, Limited Partnership, Republic Services of Wisconsin, Limited Partnership and RWS Transport, L.P. provides that to the fullest extent permitted by law, the partnership shall indemnify and hold harmless the general partner, its affiliates and all directors, officers, shareholders, partners, employees, representatives and agents of the general partner and its affiliates and all officers, employees, representatives and agents of the partnership and its affiliates from and against any and all losses, claims, demands, liabilities, expenses (including all fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which such person may be involved, or threatened to be involved, as a party or otherwise, by reason of its management or the affairs of the partnership, or the general partner or its status as a general partner, an affiliate thereof, or partner, director, officer, stockholder, employee, representative or agent thereof or of the partnership or a person serving at the request of the partnership, the general partner or any affiliate thereof in another entity in a similar capacity, which relates to or arises out of the partnership, its property, its businesses or affairs. Such person shall not be entitled to indemnification with respect to any claim, issue or matter in which it has engaged in conduct that constitutes fraud, willful misconduct, bad faith or gross negligence; provided, however, that a court of competent jurisdiction may determine upon application that, despite such conduct, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such liabilities and expenses as the court may deem proper. Expenses shall be advanced by the partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the partnership of an undertaking by or on behalf of such person to repay such amount if it shall be determined that such person is not entitled to be indemnified as authorized in the company’s agreement of limited partnership. The general partner and the partnership may purchase and maintain insurance on behalf of any person against any liability that may be asserted against or expenses that may be incurred by such person in connection with activities of the partnership, regardless of whether the partnership would have the power to indemnify such person against such liability under the provisions of the agreement of limited partnership of the company.

The agreement of limited partnership of each of Republic Services of Florida, Limited Partnership, Republic Services of Georgia, Limited Partnership, Republic Services of Indiana, Limited Partnership, Republic Services of Wisconsin, Limited Partnership and RWS Transport, L.P. provides that neither the general partner, its affiliates nor any of their respective officers, directors, shareholders, partners, employees, representatives or agents nor any officer, employee, representative or agent of the partnership and its affiliates shall be liable to the partnership or any partner for any act or omission (in relation to the partnership, the partnership agreement, any related document or any transaction or investment contemplated hereby or thereby) taken or omitted in good faith by such person and in the reasonable belief that such act or omission is in or is not contrary to the best interests of the partnership and is within the scope of authority granted to such person by the partnership agreement, provided that such act or omission does not constitute fraud, willful misconduct, bad faith or gross negligence.

There is no provision for indemnification or insurance in the certificate of limited partnership or agreement of limited partnership of BFI Energy Systems of Southeastern Connecticut, Limited Partnership or Republic Services Financial, Limited Partnership.

Florida Registrants:

(a) Delta Dade Recycling Corp., Delta Resources Corp., Delta Site Development Corp., Delta Waste Corp., Envirocycle, Inc., Gulfcoast Waste Service, Inc., Manumit of Florida, Inc., Republic Services Aviation, Inc. and Schofield Corporation of Orlando are incorporated under the laws of Florida.

Section 607.0850 of the Florida Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers, directors, employees or other agents of the corporation under certain circumstances and subject to certain limitations.

Section 607.0831 of the Florida Business Corporation Act provides that a director shall not be personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act regarding corporate management or policy by such director, subject to certain limitations.

The articles of incorporation of each of Delta Dade Recycling Corp., Envirocycle, Inc. and Gulfcoast Waste Service, Inc. provide that the corporation shall indemnify any officer or director, or any former officer or director, to the fullest extent permitted by law.

The bylaws of each of Delta Dade Recycling Corp., Delta Resources Corp., Delta Site Development Corp., Delta Waste Corp., Envirocycle, Inc., Gulfcoast Waste Service, Inc., Manumit of Florida, Inc., Republic Services

Aviation, Inc. and Schofield Corporation of Orlando provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Delta Dade Recycling Corp., Delta Resources Corp., Delta Site Development Corp., Delta Waste Corp., Envirocycle, Inc., Gulfcoast Waste Service, Inc., Manumit of Florida, Inc., Republic Services Aviation, Inc. and Schofield Corporation of Orlando also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Transfer Services of Florida, LLC is organized as a limited liability company under the laws of Florida.

Section 608.4229 of the Florida Limited Liability Act permits a limited liability company to indemnify a member, manager or other person under certain circumstances and subject to certain limitations.

Section 608.4225 of the Florida Limited Liability Act provides that a manager or managing member shall not be liable for any action taken as a manager or managing member or any failure to take any action if the manager or managing member performed his or her duties in compliance with the duty of loyalty and duty of care to the company and all of the members of the company.

The operating agreement of Allied Waste Transfer Services of Florida, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Georgia Registrants:

(a) Allied Waste Hauling of Georgia, Inc., Allied Waste Industries of Georgia, Inc., Golden Waste Disposal, Inc., Price & Sons Recycling Company and S & S Recycling, Inc. are incorporated under the laws of Georgia.

Sections 14-2-850 et seq. of the Georgia Business Corporation Code authorize a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 14-2-202(b)(4) of the Georgia Business Corporation Code permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations. Section 14-2-842 of the Georgia Business Corporation Code provides that an officer shall not be liable to the corporation or to its shareholders for any action taken as an officer or any failure to take any action if such officer performed the duties of the office (i) in a manner he or she believes in good faith to be in the best interests of the corporation and (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances.

The articles of incorporation of Price & Sons Recycling Company provide that no director of the corporation shall have personal liability to the corporation or its shareholders for monetary damages for breach of such director’s duty of care or other duty as a director, except as required by the Georgia Business Corporation Code.

The bylaws of each of Price & Sons Recycling Company and S & S Recycling, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Price & Sons Recycling Company and S & S Recycling, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of each of Allied Waste Hauling of Georgia, Inc., Allied Waste Industries of Georgia, Inc. or Golden Waste Disposal, Inc.

(b) Central Virginia Properties, LLC, Gateway Landfill, LLC and Wayne Developers, LLC are organized as limited liability companies under the laws of Georgia.

Section 14-11-306 of the Georgia Limited Liability Company Act permits a limited liability company to indemnify a member, manager or other person under certain circumstances and subject to certain limitations.

The operating agreement of Gateway Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Central Virginia Properties, LLC or Wayne Developers, LLC.

Idaho Registrants:  Ada County Development Company, Inc., Allied Waste Services of Page, Inc., and American Sanitation, Inc. are incorporated under the laws of Idaho.

Sections 30-1-850 et seq. of the Idaho Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 30-1-202(2)(d) of the Idaho Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations. Section 30-1-842 of the Idaho Business Corporation Act provides that an officer shall not be liable to the corporation or to its shareholders for any decision to take or not to take action or any failure to take action as an officer if the duties of the office are performed (i) in good faith, (ii) with the care that a person in a like position would reasonably exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.

The articles of incorporation of American Sanitation, Inc. provide that no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages resulting from a breach of fiduciary duty as a director of the corporation, provided that such provision shall not eliminate or limit the liability of a director for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law, (iii) any of those liabilities provided under 30-1-48 of the Idaho Business Corporation Act relating to unlawful dividends, repurchases or distributions of assets or (iv) any transaction from which the director derived an improper personal benefit.

The bylaws of each of Ada County Development Company, Inc. and American Sanitation, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Ada County Development Company, Inc. and American Sanitation, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste Services of Page, Inc.

Illinois Registrants:

(a) ADS of Illinois, Inc., Allied Waste Industries of Illinois, Inc., Arc Disposal Company, Inc., Area Disposal, Inc., Borrow Pit Corp., Brickyard Disposal & Recycling, Inc., CWI of Illinois, Inc., Environmental Reclamation Company, Fred Barbara Trucking Co., Inc., Illinois Landfill, Inc., Illinois Recycling Services, Inc., Illinois Valley Recycling, Inc., Ingrum Waste Disposal, Inc., Kankakee Quarry, Inc., LandComp Corporation, Lee County Landfill, Inc., Loop Recycling, Inc., Loop Transfer, Incorporated, Northlake Transfer, Inc., RCS, Inc., Roxana Landfill, Inc., Saline County Landfill, Inc., Shred — All Recycling Systems Inc., Southern Illinois Regional Landfill, Inc., Streator Area Landfill, Inc., Suburban Transfer, Inc., Suburban Warehouse, Inc., Tri-State Recycling Services, Inc. and Upper Rock Island County Landfill, Inc. are incorporated under the laws of Illinois.

Section 8.75 of the Illinois Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors, officers, employees and agents of the corporation under certain circumstances and subject to certain limitations.

Section 5/2.10(b)(3) of the Illinois Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations.

The articles of incorporation of ADS of Illinois, Inc. provide that, to the fullest extent permitted by the Illinois Business Corporation Act, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

The articles of incorporation of Borrow Pit Corp. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Illinois Business Corporation Act relating to unlawful distributions or (iv) any transaction from which the director derived an improper personal benefit.

The bylaws of each of ADS of Illinois, Inc., Arc Disposal Company, Inc., Area Disposal, Inc., Borrow Pit Corp., Brickyard Disposal & Recycling, Inc., CWI of Illinois, Inc., Environmental Reclamation Company, Fred Barbara Trucking Co., Inc., Illinois Recycling Services, Inc., Illinois Valley Recycling, Inc., Ingrum Waste Disposal, Inc., Kankakee Quarry, Inc., LandComp Corporation, Loop Recycling, Inc., Loop Transfer, Incorporated, Northlake Transfer, Inc., Roxana Landfill, Inc., Saline County Landfill, Inc., Shred — All Recycling Systems Inc., Southern Illinois Regional Landfill, Inc., Suburban Transfer, Inc., Suburban Warehouse, Inc., Tri-State Recycling Services, Inc. and Upper Rock Island County Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Illinois corporation registrants listed in the preceding paragraph also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Illinois Landfill, Inc. provide that, to the extent not inconsistent with applicable law, every person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, agent or fiduciary of another entity, shall be indemnified by the corporation against all liability and reasonable expenses that may be incurred by him or her in connection with or resulting from any Claim: (i) if such person is successful with respect to the claim, (ii) if not successful, then if such person is determined to have: (1) conducted himself or herself in good faith; and (2) reasonably believed: (A) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest; and (B) in all other cases, that his conduct was at least not opposed to the best interest of the corporation; and (3) in the case of any criminal proceeding, either: (A) had reasonable cause to believe his conduct was lawful; or (B) had no reasonable cause to believe his conduct was unlawful. The determination whether such person has met the required standards of conduct shall be made (i) by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the claim, and if such a quorum cannot be obtained, then (ii) by majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the claim, and if such a committee cannot be constituted, then (iii) by the shareholders (but shares owned by or voted under the control of a director who is at the time a party to the claim may not be voted), and if there are no shareholders who are entitled to vote pursuant to the requirements of (iii) above, then (iv) by special legal counsel selected by a majority vote of the full board of directors. Expenses incurred by such person with respect to any claim shall be advanced by the corporation (by action of the board of directors, whether or not a disinterested quorum exists) prior to the final disposition thereof if: (i) such person furnishes the corporation a written affirmation of his good faith belief that such person has met the standards of conduct specified in the bylaws of the corporation; and (ii) such person furnishes the corporation a written undertaking to repay the advance if it is ultimately determined that such person did not meet the specified standards of conduct; and (iii) the board of directors makes a determination that the facts then known would not preclude indemnification of such person.

The bylaws of each of RCS, Inc. and Streator Area Landfill, Inc. provide that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such persons shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Any determination to indemnify such person shall be made: (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized by the board of directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation, as a director, officer, employee or agent of another entity or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste Industries of Illinois, Inc. or Lee County Landfill, Inc.

(b) Liberty Waste Service of Illinois, L.L.C. is organized as a limited liability company under the laws of Illinois.

Section 15-7(a) of the Illinois Limited Liability Company Act authorizes a limited liability company to indemnify a member or manager under certain circumstances and subject to certain limitations.

The operating agreement of Liberty Waste Service of Illinois, L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Indiana Registrants:

(a) Allied Waste Industries of Northwest Indiana, Inc., DTC Management, Inc. and Wastehaul, Inc. are incorporated under the laws of Indiana.

Section 23-1-37 of the Indiana Business Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers, directors, agents and employees of the corporation under certain circumstances and subject to certain limitations.

Section 23-1-35-1(e) of the Indiana Business Corporation Law provides that a director shall not be liable for any action taken as a director or any failure to take any action, regardless of the nature of the alleged breach of duty unless (i) the director has breached or failed to perform the duties of the director’s office (1) in good faith, (2) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (3) in a manner the director reasonably believes to be in the best interests of the corporation and (ii) the breach or failure to perform constitutes willful misconduct or recklessness.

The articles of incorporation of DTC Management, Inc. provide for indemnification to the fullest extent permissible by law.

The bylaws of Allied Waste Industries of Northwest Indiana, Inc. provide for indemnification for any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, agent or fiduciary of another foreign or domestic entity that may be incurred by him or her in connection with or resulting from any claim as long as such person acted in good faith and reasonably believed that his or her conduct was in the best interest of (in the case of conduct in his or her official capacity with the corporation) or not opposed to (in all other cases) the best interest of the corporation. In the case of any criminal proceeding, such person must have had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful. The determination whether such person has met the required standards of conduct shall be made (i) by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the claim, and if such a quorum cannot be obtained; then (ii) by majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the claim; and if such a committee cannot be constituted; then (iii) by the shareholders, and if there are no shareholders who are not also directors who are a party to the claim; then (iv) by special legal counsel selected by a majority vote of the full board of directors (in which selection, a director who is a party to the claim may participate). Expenses incurred by such person may be advanced by the corporation prior to the final disposition of the claim under certain circumstances.

The bylaws of DTC Management, Inc. and Wastehaul, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of DTC Management, Inc. and Wastehaul, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Agricultural Acquisitions, LLC is organized as a limited liability company under the laws of Indiana.

Section 23-18-2-2(14) of the Indiana Business Flexibility Act permits a limited liability company to indemnify a member, manager, agent or employee of the corporation under certain circumstances and subject to certain limitations.

Section 23-18-4-2(a) of the Indiana Business Flexibility Act provides that, unless otherwise provided in a written operating agreement, a member or manager shall not be liable for damages to the limited liability company or to the members of the limited liability company for any action taken or failure to act on behalf of the limited liability company, unless the act or omission constitutes willful misconduct or recklessness.

The operating agreement of Agricultural Acquisitions, LLC provides that the company shall indemnify any member or manager and may indemnify any employee or other agent of the company who was or is a party or is threatened to be made a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal (other than an action by or in the right of the company) by reason of the fact that such member, manager, employee or other agent of the company operates in that capacity, against all expenses, including attorney fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding. Such indemnification will only be provided if such person acted in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner that such person reasonably believed to be in the best interest of the company and, with respect to a criminal action or proceeding, if such person had no reasonable cause to believe that the person’s conduct was unlawful.

(c) Benton County Development Company, Clinton County Landfill Partnership, County Line Landfill Partnership, Illiana Disposal Partnership, Jasper County Development Company Partnership, Key Waste Indiana Partnership, Lake County C & D Development Partnership, Newton County Landfill Partnership, Springfield Environmental General Partnership, Tippecanoe County Waste Services Partnership and Warrick County Development Company are organized as general partnerships under the laws of Indiana.

Section 23-4-1-18(b) of the Indiana Uniform Partnership Act authorizes a general partnership to indemnify partners under certain circumstances and subject to certain limitations.

There is no provision for indemnification or insurance in the partnership agreements of any of the Indiana general partnership registrants.

Iowa Registrants:

(a) Jetter Disposal, Inc. is incorporated under the laws of Iowa.

Division VIII, Part E of the Iowa Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 490.831(1) provides that a director shall not be liable to the corporation or its shareholders for any decision as a director to take or not to take action or any failure to take any action unless the challenged conduct was the result of (i) action not in good faith, (ii) a decision that the director did not reasonably believe to be in the best interests of the corporation or (iii) a decision as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances. Section 490.842(3) provides that an officer shall not be liable to the corporation or its shareholders for any decision to take or not to take action or any failure to take any action if the duties of the officer are performed (i) in good faith, (ii) with the care that a person in a like position would reasonably exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.

The bylaws of Jetter Disposal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of Jetter Disposal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Transfer Services of Iowa, LLC is organized as a limited liability company under the laws of Iowa.

Section 490A.202(17) of the Iowa Limited Liability Company Act permits a limited liability company to indemnify a member, manager or other person, as provided in an operating agreement.

Section 490A.706(4) of the Iowa Limited Liability Company Act provides that a manager shall not be liable for any action taken as a manager or any failure to take any action if the manager performed the duties of the manager’s office in good faith, with the care an ordinary prudent person in a like position would exercise under similar circumstances, and in a manner the manager believes to be in the best interests of the limited liability company.

The operating agreement of Allied Waste Transfer Services of Iowa, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Kansas Registrants: American Disposal Services of Kansas, Inc., Resource Recovery, Inc. and Sunset Disposal, Inc. are incorporated under the laws of Kansas.

Section 17-6305 of the General Corporation Code of Kansas authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

The bylaws of each of the Kansas corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Kansas corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

Kentucky Registrants:

(a) Republic Services of Kentucky, LLC is organized as a limited liability company under the laws of Kentucky.

Section 275.180 of the Kentucky Limited Liability Company Act permits a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.

Section 274.170(1) of the Kentucky Limited Liability Company Act provides that, unless otherwise provided in a written operating agreement, a member or manager shall not be liable, responsible or accountable in damages or otherwise to a limited liability company for any action taken or failure to act on behalf of the limited liability company unless the act or omission constitutes wanton or reckless misconduct.

There is no provision for indemnification or insurance in the certificate of formation or operating agreement of Republic Services of Kentucky, LLC.

(b) Benson Valley Landfill General Partnership, Blue Ridge Landfill General Partnership, Green Valley Landfill General Partnership and Morehead Landfill General Partnership are organized as general partnerships under the laws of Kentucky.

Section 362.235 of the Kentucky Uniform Partnership Act authorizes a general partnership to indemnify partners under certain circumstances and subject to certain limitations.

There is no provision for indemnification or insurance in the partnership agreement of any of the Kentucky general partnership registrants.

Louisiana Registrants: Crescent Acres Landfill, LLC, Frontier Waste Services of Louisiana L.L.C., Jefferson Parish Development Company, LLC and St. Bernard Parish Development Company, LLC are organized as limited liability companies under the laws of Louisiana.

Section 12:1315(2) of the Louisiana Limited Liability Company Act permits a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.

Section 12:1314 of the Louisiana Limited Liability Company Act provides that a manager or managing member shall not be liable for any action taken on behalf of the limited liability company or any failure to take any action if he or she performed the duties of his or her office in good faith, with the diligence, care, judgment, and skill which an ordinary prudent person in a like position would exercise under similar circumstances.

The operating agreement of Frontier Waste Services of Louisiana L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of each of Crescent Acres Landfill, LLC, Jefferson Parish Development Company, LLC and St. Bernard Parish Development, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

Maryland Registrants:

(a) Browning-Ferris, Inc., Calvert Trash Systems, Incorporated and Honeygo Run Reclamation Center, Inc. are incorporated under the laws of Maryland.

Section 2-418 of the Maryland General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 2-405.1 of the Maryland General Corporation Law and Section 5-417 of the Maryland Courts and Judicial Proceedings Article provide that a director shall have no liability by reason of being or having been a director of a corporation if such director performs his or her duties (i) in good faith, (ii) in a manner he or she reasonably believes to be in the best interests of the corporation and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The bylaws of each of the Maryland corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Maryland corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Prince George’s County Landfill, LLC is organized as a limited liability company under the laws of Maryland.

Section 4A-203 of the Maryland Limited Liability Company Act permits a limited liability company to indemnify a member, agent or employee of the company under certain circumstances and subject to certain limitations.

The operating agreement of Prince George’s County Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Massachusetts Registrants:

(a) Allied Acquisition Two, Inc., Atlantic Waste Holding Company, Inc., Browning-Ferris Industries, Inc., F. P. McNamara Rubbish Removal, Inc. and Vining Disposal Service, Inc. are incorporated under the laws of Massachusetts.

Sections 8.50 et seq. of the Massachusetts Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 8.30 of the Massachusetts Business Corporation Act provides that a director shall not be liable for any action taken as a director, or any failure to take any action, if such director performed the duties of the office (i) in good faith, (ii) with the care that a person in a like position would reasonably believe appropriate under similar circumstances and (iii) in a manner such director reasonably believes to be in the best interests of the corporation. Section 8.42 of the Massachusetts Business Corporation Act provides that an officer shall not be liable to the corporation or its shareholders for any decision to take or not to take any action taken, or any failure to take any action as an officer if the duties of the officer are performed (i) in good faith, (ii) with the care that a person in a like position would reasonable exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.

The bylaws of each of Allied Acquisition Two, Inc., Atlantic Waste Holding Company, Inc., Browning-Ferris Industries, Inc. and F. P. McNamara Rubbish Removal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Allied Acquisition Two, Inc., Atlantic Waste Holding Company, Inc., Browning-Ferris Industries, Inc. and F. P. McNamara Rubbish Removal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Vining Disposal Service, Inc. provide that the corporation shall indemnify and hold harmless each person, now or hereafter an officer or director of the corporation, from and against any and all claims and liabilities to which such person may be or become subject by reason of such person being or having been an officer or a director of the corporation or by reason of such person’s alleged acts or omissions as an officer or director of the corporation. The corporation shall indemnify and reimburse each such officer and director against and for any and all legal and other expenses reasonably incurred by such person in connection with any such claims and liabilities, except with respect to any matters to which such officer or director shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. The corporation shall similarly indemnify and hold harmless persons who serve at the corporation’s request as directors or officers of another organization in which the corporation owns shares or of which it is a creditor.

(b) Allied Waste Services of Massachusetts, LLC, BFI Transfer Systems of Massachusetts, LLC and BFI Waste Systems of Massachusetts, LLC are organized as limited liability companies under the laws of Massachusetts.

Section 8 of the Massachusetts Limited Liability Company Act permits a limited liability company to indemnify a member, manager or any other person under certain circumstances and subject to certain limitations.

The operating agreement of each of the Massachusetts limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Michigan Registrants:

(a) Adrian Landfill, Inc., Central Sanitary Landfill, Inc., Citizens Disposal, Inc., City-Star Services, Inc., Clarkston Disposal, Inc., Dinverno, Inc., Eagle Industries Leasing, Inc., FLL, Inc., G. Van Dyken Disposal Inc., Harland’s Sanitary Landfill, Inc., Oakland Heights Development, Inc., Reliable Disposal, Inc., Royal Holdings, Inc., Sanitary Disposal Service, Inc., Sauk Trail Development, Inc., Standard Disposal Services, Inc., Standard Environmental Services, Inc., Tay-Ban Corporation and Tri-County Refuse Service, Inc. are incorporated under the laws of Michigan.

Sections 450.1651 et seq. of the Michigan Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 450.1209 of the Michigan Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director under certain circumstances and subject to certain limitations.

The articles of incorporation of Central Sanitary Landfill, Inc. provide that the corporation shall indemnify any director of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director, or is or was serving at the request of the corporation in another capacity, to the fullest extent permitted (in the absence of rights granted under the articles of incorporation, bylaws or contractual rights) by the Michigan Business Corporation Act.

The articles of incorporation of Central Sanitary Landfill, Inc. also provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability arising from (i) a breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or knowing violation of law, (iii) a violation of Section 551(1) of the Michigan Business Corporation Act relating to unlawful dividends, distributions or loans or (iv) a transaction from which such director derived an improper personal benefit.

The articles of incorporation of each of Citizens Disposal, Inc. and Clarkston Disposal, Inc. provide that no director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for a breach of the director’s fiduciary duty.

The articles of incorporation of Oakland Heights Development, Inc. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability arising from (i) a breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or knowing violation of law, (iii) a violation of Section 551(1) of the Michigan Business Corporation Act relating to unlawful dividends, distributions or loans, (iv) a transaction from which such director derived an improper personal benefit or (v) an act or omission occurring prior to the date that the articles of incorporation of the company became effective.

The bylaws of each of Adrian Landfill, Inc., Central Sanitary Landfill, Inc., Citizens Disposal, Inc., City-Star Services, Inc., Clarkston Disposal, Inc., Dinverno, Inc., Eagle Industries Leasing, Inc., FLL, Inc., Harland’s Sanitary Landfill, Inc., Reliable Disposal, Inc., Sauk Trail Development, Inc., Standard Disposal Services, Inc., Standard Environmental Services, Inc., Tay-Ban Corporation and Tri-County Refuse Service, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Adrian Landfill, Inc., Central Sanitary Landfill, Inc., Citizens Disposal, Inc., City-Star Services, Inc., Clarkston Disposal, Inc., Dinverno, Inc., Eagle Industries Leasing, Inc., FLL, Inc., Harland’s Sanitary Landfill, Inc., Reliable Disposal, Inc., Sauk Trail Development, Inc., Standard Disposal Services, Inc., Standard Environmental Services, Inc., Tay-Ban Corporation and Tri-County Refuse Service, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of each of G. Van Dyken Disposal Inc. and Oakland Heights Development, Inc. provide that the corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity or other enterprise against expenses (including attorney fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders and, with respect to a criminal action or proceeding, the person had no reasonable cause to believe his or her conduct was unlawful. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity or other enterprise, whether for profit or not for profit, against expenses, including attorney fees and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders. Indemnification shall not be made for a claim, issue or matter in which the person shall have been found liable to the corporation except to the extent authorized by statute.

The bylaws of each of G. Van Dyken Disposal Inc. and Oakland Heights Development, Inc. also provide that (unless compelled by a court) indemnification may be made by the corporation only as authorized in the specified case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth above. This determination shall be made by (i) a majority vote of a quorum of the board of directors consisting of the directors who are not parties or threatened to be made parties to the claim, (ii) if a quorum cannot be obtained, by majority vote of a committee duly designated by the board or (iii) by independent legal counsel in a written opinion, or (iv) by all independent directors who are not parties or threatened to be made parties to the claim or (v) by the shareholders, but shares held by directors, officers, employees or agents who are parties or threatened to be made parties to the claim may not be voted. The corporation may advance expenses incurred by a director, officer, employee or agent before final disposition of a proceeding in certain circumstances. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Royal Holdings, Inc. provide that any person made a party to any action, suit or proceeding by reason of the fact that such person is or was a director, officer or employee of the corporation, or of any corporation in which such person served as such at the request of the corporation, shall be indemnified by the corporation against the reasonable expenses (including attorney’s fees) actually and necessarily incurred by such person in connection with the defense of such action, suit or proceedings or in connection with any appeal therein; provided that such indemnification shall not be available in relation to matters as to which it was adjudged in such action, suit or proceeding or in connection with any appeal therein, that such person is liable for negligence or misconduct in the performance of such person’s duties.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Sanitary Disposal Service, Inc.

(b) Allied Waste Systems of Michigan, LLC, C & C Expanded Sanitary Landfill, LLC, Republic Services of Michigan Hauling, LLC, Republic Services of Michigan I, LLC, Republic Services of Michigan II, LLC, Republic Services of Michigan III, LLC, Republic Services of Michigan IV, LLC and Republic Services of Michigan V, LLC are organized as limited liability companies under the laws of Michigan.

Section 450.4408 of the Michigan Limited Liability Company Act permits a limited liability company to indemnify managers of the company under certain circumstances and subject to certain limitations.

Section 450.4404 of the Michigan Limited Liability Company Act provides that a manager shall not be liable for an action taken as a manager or the failure to take an action if such manager performs the duties of his or her office in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner he or she reasonably believes to be in the best interests of the limited liability company.

The operating agreement of each of Allied Waste Systems of Michigan, LLC and C & C Expanded Sanitary Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Services of Michigan Hauling, LLC, Republic Services of Michigan I, LLC, Republic Services of Michigan II, LLC, Republic Services of Michigan III, LLC, Republic Services of Michigan IV, LLC or Republic Services of Michigan V, LLC.

Minnesota Registrant: Woodlake Sanitary Service, Inc. is incorporated under the laws of Minnesota.

Section 302A.521 of the Minnesota Business Corporation Act authorizes indemnification of officers, directors, members of committees of the board of directors and employees of the corporation under certain circumstances and subject to certain limitations.

Section 302A.251(1) of the Minnesota Business Corporation Act provides that a director shall not be liable by reason of being or having been a director of the corporation if the director performs his or her duties (i) in good faith, (ii) in a manner the director reasonably believes to be in the best interests of the corporation and (iii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances.

The bylaws of Woodlake Sanitary Service, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of Woodlake Sanitary Service, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

Mississippi Registrants:

(a) Mississippi Waste Paper Company is incorporated under the laws of Mississippi.

Subarticle E of Article 8 of the Mississippi Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 79-4-8.31 of the Mississippi Business Corporation Act provides that a director shall not be liable to the corporation or its shareholders for any decision to take or not to take action or any failure to take any action as a director unless the challenged conduct consisted or was the result of (i) action not in good faith, (ii) a decision (1) which the director did not reasonably believe to be in the best interests of the corporation or (2) as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances, (iii) a lack of objectivity or independence, (iv) a sustained failure of the director to be informed about the business and affairs of the corporation or (v) receipt of a financial benefit to which the director was not entitled. Section 79-4-8.42 of the Mississippi Business Corporation Act provides that an officer shall not be liable to the corporation or its shareholder for any decision to take or not to take action, or any failure to take any action as an officer so long as the duties of the office are performed (i) in good faith, (ii) with the care that a person in a like position would reasonably exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.

The bylaws of Mississippi Waste Paper Company provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of Mississippi Waste Paper Company also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Hancock County Development Company, LLC, Harrison County Landfill, LLC and Jackson County Landfill, LLC are organized as limited liability companies under the laws of Mississippi.

Section 79-29-110 of the Mississippi Limited Liability Company Act authorizes a court to award, or a limited liability company to grant, indemnity to a member, manager or agent of the company under certain circumstances and subject to certain limitations.

Section 79-29-402 of the Mississippi Limited Liability Company Act provides that a manager of a limited liability company shall not be liable for any action taken as a manger or any failure to take any action if the manager performed the duties of the office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interest of the limited liability company.

The operating agreement of each of the Mississippi limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Missouri Registrants:

(a) Autoshred, Inc., Belleville Landfill, Inc., CWI of Missouri, Inc., Rock Road Industries, Inc., Tate’s Transfer Systems, Inc. and Thomas Disposal Service, Inc. are incorporated under the laws of Missouri.

Section 351.355 of the General and Business Corporation Law of Missouri authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

The bylaws of each of Autoshred, Inc., CWI of Missouri, Inc., Rock Road Industries, Inc. and Tate’s Transfer Systems, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Autoshred, Inc., CWI of Missouri, Inc., Rock Road Industries, Inc. and Tate’s Transfer Systems, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Thomas Disposal Service, Inc. provide that each director or officer or former director or former officer of the corporation shall be indemnified by the corporation against liabilities, expenses, counsel fees and costs reasonably incurred by such person in connection with, or arising out of, any action, suit, proceeding or claim in which such person is made a party by reason of being or having been such director or officer of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Belleville Landfill, Inc.

(b) Missouri City Landfill, LLC and St. Joseph Landfill, LLC are organized as limited liability companies under the laws of Missouri.

The Missouri Limited Liability Company Act is silent as to indemnification.

Section 347.088(1) of the Missouri Limited Liability Company Act provides that, except as otherwise provided in the operating agreement, a manager or member-manager shall not be liable for any action taken or any failure to take action if he or she performs his duties in good faith, with the care a corporate officer of like position would exercise under similar circumstances and in the manner a reasonable person would believe to be in the best interest of the limited liability company.

The operating agreement of each of the Missouri limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Montana Registrant: Allied Waste Systems of Montana, LLC is organized as a limited liability company under the laws of Montana.

Section 35-8-107(12) of the Montana Limited Liability Company Act permits a Montana limited liability company to indemnify a member, agent or employee of the company under certain circumstances and subject to certain limitations.

The operating agreement of Allied Waste Systems of Montana, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Nebraska Registrant: Oscar’s Collection System of Fremont, Inc. is incorporated under the laws of Nebraska.

Sections 21-20, 102 et seq. of the Nebraska Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Sections 21-2095(4) and 21-2099(4) of the Nebraska Business Corporation Act provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if he or she performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Oscar’s Collection System of Fremont, Inc.

Nevada Registrants: Browning-Ferris Industries Chemical Services, Inc., Republic Dumpco, Inc., Republic Environmental Technologies, Inc. and Republic Silver State Disposal, Inc. are incorporated under the laws of Nevada.

Section 78.7502 of the General Corporation Law of Nevada authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 78.138(7) of the General Corporation Law of Nevada provides that, unless the articles of incorporation or an amendment thereto filed after October 1, 2003 provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in such person’s capacity as a director or officer unless it is proven that (i) such person’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (ii) such person’s breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

The bylaws of each of the Nevada corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Nevada corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

New Jersey Registrants:

(a) Allied Waste of New Jersey, Inc., American Materials Recycling Corp., Automated Modular Systems, Inc., BFI Energy Systems of Essex County, Inc., BFI Transfer Systems of New Jersey, Inc., BFI Waste Systems of New Jersey, Inc., Browning-Ferris Industries of New Jersey, Inc., Louis Pinto & Son, Inc., Sanitation Contractors, Newco Waste Systems of New Jersey, Inc., Tom Luciano’s Disposal Service, Inc. and Total Solid Waste Recyclers, Inc. are incorporated under the laws of New Jersey.

Section 14A:3-5 of the Business Corporation Act of New Jersey authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 14A:2-7(3) of the New Jersey Business Corporation Act permits a corporation to provide in its articles of incorporation that a director or officer of the corporation shall not be personally liable to the corporation or its shareholders for damages for any breach of duty owed to the corporation or its shareholders, subject to certain limitations.

The articles of incorporation of American Materials Recycling Corp. provide for indemnification of all corporate agents to the fullest extent permitted by the Business Corporation Act of New Jersey.

The articles of incorporation of American Material Recycling Corp. also provide that the personal liability of the directors of the corporation are eliminated to the fullest extent permitted by the Business Corporation Act of New Jersey.

The bylaws of each of American Materials Recycling Corp., Automated Modular Systems, Inc., BFI Energy Systems of Essex County, Inc., BFI Transfer Systems of New Jersey, Inc., BFI Waste Systems of New Jersey, Inc., Browning-Ferris Industries of New Jersey, Inc., Louis Pinto & Son, Inc., Sanitation Contractors, Newco Waste Systems of New Jersey, Inc., Tom Luciano’s Disposal Service, Inc. and Total Solid Waste Recyclers, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of American Materials Recycling Corp., Automated Modular Systems, Inc., BFI Energy Systems of Essex County, Inc., BFI Transfer Systems of New Jersey, Inc., BFI Waste Systems of New Jersey, Inc., Browning-Ferris Industries of New Jersey, Inc., Louis Pinto & Son, Inc., Sanitation Contractors, Newco Waste Systems of New Jersey, Inc., Tom Luciano’s Disposal Service, Inc. and Total Solid Waste Recyclers, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste of New Jersey, Inc.

(b) Allied Transfer Systems of New Jersey, LLC and Allied Waste Systems of New Jersey, LLC are organized as limited liability companies under the laws of New Jersey.

Section 42:2B-10 of the New Jersey Limited Liability Company Act permits a limited liability company to indemnify a member, manager or other person from and against any and all claims and demands whatsoever.

The operating agreement of each of the New Jersey limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

New Mexico Registrant: Allied Waste Industries (New Mexico), Inc. is incorporated under the laws of New Mexico.

Section 53-11-4.1 of the New Mexico Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

The bylaws of Allied Waste Industries (New Mexico), Inc. provide for indemnification for any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, agent or fiduciary of another foreign or domestic entity that may be incurred by him or her in connection with or resulting from any claim as long as such person acted in good faith and reasonably believed that his or her conduct was in the best interest of (in the case of conduct in his or her official capacity with the corporation) or not opposed to (in all other cases) the best interest of the corporation. In the case of any criminal proceeding, such person must have had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful. The determination whether such person has met the required standards of conduct shall be made (i) by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the claim, and if such a quorum cannot be obtained; then (ii) by majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the claim; and if such a committee cannot be constituted; then (iii) by the shareholders, and if there are no shareholders who are not also directors who are a party to the claim; then (iv) by special legal counsel selected by a majority vote of the full board of directors (in which selection, a director who is a party to the claim may participate). Expenses incurred by such person may be advanced by the corporation prior to the final disposition of the claim under certain circumstances.

New York Registrants:

(a) Allied Waste of Long Island, Inc., American Transfer Company, Inc., Browning-Ferris Industries of New York, Inc., CECOS International, Inc., Island Waste Services Ltd., Tricil (N.Y.), Inc. and Waste Services of New York, Inc. are incorporated under the laws of New York.

Article 7 of the New York Business Corporations Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer or director of the corporation under certain circumstances and subject to certain limitations.

Section 402(b) of the New York Business Corporations Law permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for damages for any breach of duty in his or her capacity as director, subject to certain limitations.

The articles of incorporation of each of Allied Waste of Long Island, Inc. and Waste Services of New York, Inc. provide that no director shall be personally liable to the corporation or its shareholders for damages for any breach of duty in such capacity, except that this provision shall not eliminate or limit the liability of any director if a judgment or other final adjudication adverse to such director establishes that such director’s act or omissions (i) were in bad faith, (ii) involved intentional misconduct or a knowing violation of law, (iii) were such that such director personally gained a financial profit or other advantage to which such director was not legally entitled or (iv) that such director’s acts violated Section 719 of the New York Business Corporations Law relating to an unlawful dividend, repurchase or distribution of assets, nor shall this provision eliminate or limit the liability of any director for any act or omission prior to the adoption of this provision.

The bylaws of each of Allied Waste of Long Island, Inc., American Transfer Company, Inc., Browning-Ferris Industries of New York, Inc. and CECOS International, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws Allied Waste of Long Island, Inc., American Transfer Company, Inc., Browning-Ferris Industries of New York, Inc. and CECOS International, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Tricil (N.Y.), Inc. provide that the corporation shall indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation, or of any other corporation which such person served as such at the request of the corporation, against all judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him or her in connection with the defense of such action, suit or proceeding, or in connection with any appeal therein, to the fullest extent and in the manner set forth in and permitted by the New York Business Corporations Law. The board of directors, in its discretion, shall have the power to purchase and maintain insurance in accordance with the New York Business Corporations Law.

There is no provision for indemnification or insurance in the bylaws of Island Waste Services Ltd. or Waste Services of New York, Inc.

(b) Allied Waste Niagara Falls Landfill, LLC, Allied Waste Transfer Services of New York, LLC, Menands Environmental Solutions, LLC and Wayne County Land Development, LLC are organized as limited liability companies under the laws of New York.

Section 420 of the New York Limited Liability Company Law authorizes a limited liability company to indemnify any member, manager or other person under certain circumstances and subject to certain limitations.

Section 409(c) of the New York Limited Liability Company Law provides that a manager shall have no liability by reason of being or having been a manager of a limited liability company if the manager performs his or her duties in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

The operating agreement of each of the New York limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

North Carolina Registrants:

(a) Lake Norman Landfill, Inc. and Republic Services Real Estate Holding, Inc. are incorporated under the laws of North Carolina.

Part 5 of Article 8 of the North Carolina Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 55-2-02(b)(3) of the North Carolina Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable in an action by or in the right of the corporation for monetary damages for any breach of duty as a director under certain circumstances and subject to certain limitations. Sections 55-8-30(d) and 55-8-42(d) provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if he performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.

The articles of incorporation of Lake Norman Landfill, Inc. provide that, to the fullest extent permitted by the North Carolina Business Corporation Act, no person who is serving or has served as a director of the corporation shall be liable to the corporation nor to any of its shareholders for monetary damages for breach of duty as a director.

The bylaws of each of the North Carolina corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the North Carolina corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Systems of North Carolina, LLC, Allied Waste Transfer Services of North Carolina, LLC and Republic Services of North Carolina, LLC are organized as limited liability companies under the laws of North Carolina.

Sections 53C-3-31 and 53C-3-32 of the North Carolina Limited Liability Company Act authorize a limited liability company to indemnify a member, manager, director or executive of the company under certain circumstances and subject to certain limitations.

Section 57C-3-22(d) of the North Carolina Limited Liability Company Act provides that a manager shall not be liable for any action taken as a manager or any failure to take any action if the manager performs the duties of his or her office (i) in good faith, (ii) with the care an ordinary prudent person in a like position would exercise under similar circumstances and (iii) in the manner the manager reasonably believes to be in the best interests of the limited liability company.

The operating agreement of each of Allied Waste Systems of North Carolina, LLC and Allied Waste Transfer Services of North Carolina, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Services of North Carolina, LLC.

Ohio Registrants:

(a) Celina Landfill, Inc., Cherokee Run Landfill, Inc., Dempsey Waste Systems II, Inc., Noble Road Landfill, Inc., Ohio Republic Contracts, Inc., Port Clinton Landfill, Inc., Preble County Landfill, Inc., R.C. Miller Enterprises, Inc., R.C. Miller Refuse Service Inc., Ross Bros. Waste & Recycling Co., The Ecology Group, Inc. and Williams County Landfill Inc. are incorporated under the laws of Ohio.

Section 1701.13(E) of the Ohio General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 1701.59(D) of the Ohio General Corporation Law provides that, unless otherwise provided in the articles of incorporation or bylaws, a director shall be liable in damages for any action that the director takes or fails to take as a director only if it is proved by clear and convincing evidence in a court of competent jurisdiction that the director’s action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation.

The articles of incorporation of R.C. Miller Enterprises, Inc. provide that the corporation shall indemnify and hold harmless each person who shall serve at any time as a director or officer of the corporation from and against any and all claims and liabilities to which such person shall become subject by reason of his or her having been a director or officer of the corporation, or by reason of any action alleged to have been taken or omitted by him or her as such director or officer, and shall reimburse each such person for all legal and other expenses reasonably incurred by such person in connection with any such claim or liability; provided, however, that no such person shall be indemnified against or be reimbursed for any expense incurred arising out of such person’s own negligence or willful misconduct.

The bylaws of Celina Landfill, Inc. provide that each director, officer and non-officer employee of the corporation shall be indemnified by the corporation against the costs and expenses reasonably incurred by such person in connection with the defense of any action, suit or proceeding to which such person is made a party by reason of being or having been a director, officer or non-officer employee of the corporation, except with respect to matters as to which such person shall be adjudged in such action to be liable for dereliction or negligence in the performance of such person’s duties as director, officer or non-officer employee.

The bylaws of Cherokee Run Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action threatened or instituted directly by the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit which is threatened or instituted by the corporation directly (rather than a derivative action in the right of the corporation) to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with such action or suit of such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that the Court of Common Pleas of Madison County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

The bylaws of Cherokee Run Landfill, Inc. also provide that, to the extent that a director, trustee, officer, employee or agent has been successful on the merits or otherwise in defense of any such action, suit or proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another entity or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of each of Dempsey Waste Systems II, Inc., Noble Road Landfill, Inc., Ohio Republic Contracts, Inc., Port Clinton Landfill, Inc., Preble County Landfill, Inc., R.C. Miller Enterprises, Inc., R.C. Miller Refuse Service Inc., Ross Bros. Waste & Recycling Co., The Ecology Group, Inc. and Williams County Landfill Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Dempsey Waste Systems II, Inc., Noble Road Landfill, Inc., Ohio Republic Contracts, Inc., Port Clinton Landfill, Inc., Preble County Landfill, Inc., R.C. Miller Enterprises, Inc., R.C. Miller Refuse Service Inc., Ross Bros. Waste & Recycling Co., The Ecology Group, Inc. and Williams County Landfill Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Transfer Services of Lima, LLC, AWIN Leasing II, LLC, Carbon Limestone Landfill, LLC, County Environmental Landfill, LLC, County Land Development Landfill, LLC, General Refuse Service of Ohio, L.L.C., Lorain County Landfill, LLC, Lucas County Landfill, LLC, Republic Ohio Contracts, LLC, Republic Services of Ohio Hauling, LLC, Republic Services of Ohio I, LLC, Republic Services of Ohio II, LLC, Republic Services of Ohio III, LLC and Republic Services of Ohio IV, LLC are organized as limited liability companies under the laws of Ohio.

Section 1705.32 of the Ohio Revised Code authorizes a court to award, or a limited liability company to grant, indemnity to a manager, officer, employee or agent of the company under certain circumstances and subject to certain limitations.

Section 1705.29(D) of the Ohio Revised Code provides that, unless otherwise provided in the articles of incorporation or operating agreement, a manager of a limited liability company shall be liable for damages for any action that such manager takes or fails to take as a manager only if it is proved by clear and convincing evidence in a court with jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the company or undertaken with reckless disregard for the best interests of the company.

The operating agreement of each of AWIN Leasing II, LLC and General Refuse Service of Ohio, L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of each of Allied Waste Transfer Services of Lima, LLC, Carbon Limestone Landfill, LLC, County Environmental Landfill, LLC, County Land Development Landfill, LLC, Lorain County Landfill, LLC and Lucas County Landfill, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Ohio Contracts, LLC, Republic Services of Ohio Hauling, LLC, Republic Services of Ohio I, LLC, Republic Services of Ohio II, LLC, Republic Services of Ohio III, LLC or Republic Services of Ohio IV, LLC.

Oklahoma Registrants:

(a) ADS, Inc., Allied Waste Services of Stillwater, Inc., American Disposal Services of Missouri, Inc. and Pittsburg County Landfill, Inc. are incorporated under the laws of Oklahoma.

Section 1031of the Oklahoma General Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 1006(B)(7) of the Oklahoma General Corporation Act permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any breach of a fiduciary duty as a director, subject to certain limitations.

The certificate of incorporation of each of ADS, Inc., American Disposal Services of Missouri, Inc. and Pittsburg County Landfill, Inc. provides that, to the fullest extent permitted by the Oklahoma General Corporation Act, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

The bylaws of each of the Oklahoma corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Oklahoma corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) BFI Waste Systems of Oklahoma, LLC and Oklahoma City Landfill, L.L.C. are organized as limited liability companies under the laws of Oklahoma.

Section 2003 and 2017 of the Oklahoma Limited Liability Act permit a limited liability company to indemnify a member, manager, agent or employee of the company under certain circumstances and subject to certain limitations.

Section 2016(4) of the Oklahoma Limited Liability Company Act provides that a manager shall not be liable for any action taken as a manager or any failure to take any action if the manager performed the duties of the office in compliance with the business judgment rule as applied in Oklahoma to directors and officers of a corporation.

The operating agreement of BFI Waste Systems of Oklahoma, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of Oklahoma City Landfill, L.L.C. provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

Oregon Registrants:

(a) Agri-Tech, Inc. of Oregon, Albany — Lebanon Sanitation, Inc., Bio-Med of Oregon, Inc., Capitol Recycling and Disposal, Inc., Corvallis Disposal Co., Dallas Disposal Co., Grants Pass Sanitation, Inc., Keller Drop Box, Inc., McInnis Waste Systems, Inc., Peltier Real Estate Company, Portable Storage Co., Rossman Sanitary Service, Inc., Source Recycling, Inc., United Disposal Service, Inc., Valley Landfills, Inc., Waste Control Systems, Inc., WDTR, Inc. and Willamette Resources, Inc. are incorporated under the laws of Oregon.

Sections 60.387 et seq. of the Oregon Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 60.047(2)(d) of the Oregon Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, subject to certain limitations. Sections 60.357 and 60.377 of the Oregon Business Corporation Act provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if he or she performed the duties of the office in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner he or she reasonably believes to be in the best interests of the corporation.

The articles of incorporation of each of Agri-Tech, Inc. of Oregon, Albany — Lebanon Sanitation, Inc., Bio-Med of Oregon, Inc., Capitol Recycling and Disposal, Inc., Corvallis Disposal Co., Dallas Disposal Co., Grants Pass Sanitation, Inc., Keller Drop Box, Inc., Peltier Real Estate Company, Portable Storage Co., Source Recycling, Inc., United Disposal Service, Inc., Valley Landfills, Inc., Waste Control Systems, Inc., WDTR, Inc. and Willamette Resources, Inc. provide that the corporation shall indemnify, to the fullest extent permitted by law, any person who is made or threatened to be made a party to, witness in, or otherwise involved in, any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or any of its subsidiaries. The corporation shall advance all reasonable expenses incurred by such person in advance of the proceeding to the fullest extent required or authorized under the law.

The articles of incorporation of each of Agri-Tech, Inc. of Oregon, Albany — Lebanon Sanitation, Inc., Bio-Med of Oregon, Inc., Capitol Recycling and Disposal, Inc., Corvallis Disposal Co., Dallas Disposal Co., Grants Pass Sanitation, Inc., Keller Drop Box, Inc., Peltier Real Estate Company, Portable Storage Co., Source Recycling, Inc., United Disposal Service, Inc., Valley Landfills, Inc., Waste Control Systems, Inc., WDTR, Inc. and Willamette Resources, Inc. provide that, to the fullest extent permitted by law, no director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except that this provision shall not eliminate or limit the liability of a director for (i) any act or omission occurring before the date this provision became effective, (ii) any breach of a director’s duty of loyalty to the corporation or its shareholders, (iii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iv) any distribution to shareholders that is unlawful under the Oregon Business Corporation Act or successor statute or (v) any transaction from which the director derived an improper personal benefit.

The bylaws of each of the Oregon corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Oregon corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Transfer Services of Oregon, LLC is organized as a limited liability company under the laws of Oregon.

Section 63.160 of the Oregon Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee or agent of the company under certain circumstances and subject to certain limitations.

The operating agreement of Allied Waste Transfer Services of Oregon, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Pennsylvania Registrants:

(a) Allied Acquisition Pennsylvania, Inc., McCusker Recycling, Inc. and New Morgan Landfill Company, Inc. are incorporated under the laws of Pennsylvania.

Subchapter D of Subpart B of Part II of the Pennsylvania Business Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 1712(c) of the Pennsylvania Business Corporation Law provides that, except as otherwise provided in the bylaws, an officer of a corporation shall not be liable by reason of having been an officer of the corporation if such officer performs his or her duties as an officer in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.

The bylaws of each of McCusker Recycling, Inc. and New Morgan Landfill Company, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of McCusker Recycling, Inc. and New Morgan Landfill Company, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Acquisition Pennsylvania, Inc.

(b) Allied Waste Systems of Pennsylvania, LLC, BFI Transfer Systems of Pennsylvania, LLC, BFI Waste Services of Pennsylvania, LLC, Greenridge Reclamation, LLC and Greenridge Waste Services, LLC are organized as limited liability companies under the laws of Pennsylvania.

Section 8945 of the Pennsylvania Limited Liability Company Law permits a limited liability company to indemnify a member, manager or other person under certain circumstances and subject to certain limitations.

The operating agreement of each of the Pennsylvania limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

South Carolina Registrants:

(a) NationsWaste Catawba Regional Landfill, Inc. is incorporated under the laws of South Carolina.

Article 5 of Chapter 8 of the South Carolina Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Sections 33-8-300(d) and 33-8-420(d) of the South Carolina Business Corporation Act provide that a director or officer shall not be liable for any action taken as a director or officer or any failure to take any action if such director or officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation and its shareholders.

The articles of incorporation of NationsWaste Catawba Regional Landfill, Inc. provide that the corporation shall, to the fullest extent permitted by the South Carolina Business Corporation Act, indemnify any and all persons whom it shall have the power to indemnify under the law from and against any and all of the expenses, liabilities or other matters referred to in or covered by the law.

The bylaws of NationsWaste Catawba Regional Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of NationsWaste Catawba Regional Landfill, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Flint Hill Road, LLC is organized as a limited liability company under the laws of South Carolina.

Section 34-44-403 of the South Carolina Uniform Limited Liability Company Act authorizes a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.

The operating agreement of Flint Hill Road, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Tennessee Registrants:

(a) Allied Waste Industries of Tennessee, Inc., Barker Brothers Waste, Incorporated, Browning-Ferris Industries of Tennessee, Inc. and Northwest Tennessee Disposal Corporation are incorporated under the laws of Tennessee.

Part 5 of Chapter 18 of the Tennessee Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Sections 48-18-301(d) and 48-18-403(d) of the Tennessee Business Corporation Act provide that a director or officer shall not be liable for any action taken as a director or officer or any failure to take any action if the director or officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner the director reasonably believes to be in the best interests of the corporation.

The bylaws of each of Barker Brothers Waste, Incorporated, Browning-Ferris Industries of Tennessee, Inc. and Northwest Tennessee Disposal Corporation provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Barker Brothers Waste, Incorporated, Browning-Ferris Industries of Tennessee, Inc. and Northwest Tennessee Disposal Corporation also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste Industries of Tennessee, Inc.

(b) Madison County Development, LLC is organized as a limited liability company under the laws of Tennessee.

Section 48-243-101 of the Tennessee Limited Liability Company Act authorizes a court to award, or a limited liability company to grant, indemnity to a governor, member, manager, partner, trustee, employee, independent contractor or agent of the company under certain circumstances and subject to certain limitations.

Sections 48-240-102(e) and 48-241-111(d) of the Tennessee Limited Liability Company Act provide that a member or manager shall not be liable for any action taken as a member or manager or any failure to take any action if the member or manager performed the duties of the position (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner the member or manager reasonably believes to be in the best interest of the LLC.

The operating agreement of Madison County Development, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Texas Registrants:

(a) Action Disposal, Inc. is incorporated under the laws of Texas.

Section 2.02-1 of the Texas Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

The bylaws of Action Disposal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of Action Disposal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Total Roll-Offs, L.L.C. is organized as a limited liability company under the laws of Texas.

Section 2.20 of the Texas Limited Liability Company Act permits a limited liability company to indemnify a member, manager, officer or other person under certain circumstances and subject to certain limitations.

The operating agreement of Total Roll-Offs, L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

(c) Desarrollo del Rancho La Gloria TX, LP, El Centro Landfill, L.P., Frontier Waste Services, L.P., Republic Waste Services of Texas, Ltd. and South Central Texas Land Co. TX, LP are organized as limited partnerships under the laws of Texas.

Chapter 8 of the Texas Revised Limited Partnership Act authorizes a court to award, or a limited partnership to grant, indemnity to a person serving as part of the governing authority of a limited partnership, officer, employee or agent of the corporation under certain circumstances and subject to certain limitations.

The Texas Revised Limited Partnership Act is silent as to exculpation of partners.

The agreement of limited partnership of each of Desarrollo del Rancho La Gloria TX, LP, Frontier Waste Services, L.P. and South Central Texas Land Co. TX, LP provides that the partnership shall defend, indemnify and save harmless the partners and their officers and directors from and against all losses, claims, costs, liabilities and damages incurred by them by reason of any act performed or omitted to be performed by them in connection with the business of the partnership, including attorneys’ fees incurred by them in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The agreement of limited partnership of El Centro Landfill, L.P. provides that the partnership shall indemnify the general partner and its officers, directors, shareholders, controlling persons, employees, agents, affiliates, or assigns thereof, against and save them harmless from any claim, demand, judgment, or liability, and against and from any loss, cost or expense (including, but not limited to, attorneys’ fees and court costs, which may be paid by the partnership as incurred), which may be made or imposed upon such persons by reason of any (i) act performed for or on behalf of the partnership or in furtherance of the partnership business, (ii) inaction on the part of such persons, so long as the party to be indemnified has determined, in good faith, that such course of conduct was in the best interests of the partnership and said conduct did not constitute gross negligence or willful misconduct. The expenses (including legal fees and expenses) of such indemnified persons incurred in defending any proceeding shall be paid by the partnership in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the partnership as authorized hereunder. The partnership may purchase and maintain insurance on behalf of the general partner and the persons covered by the preceding sentence whether or not the partnership would have the power or obligation to provide indemnification against liability under the provisions of the agreement of limited partnership.

The agreement of limited partnership of El Centro Landfill, L.P. provides that neither the general partner, nor its officers, directors, shareholders, controlling persons, employees, agents, affiliates or assigns thereof, shall be liable, responsible or accountable in damages or otherwise to the partnership or any partner for any action taken or failure to act on behalf of the partnership within the scope of the authority conferred on the general partner by the partnership agreement or by law, so long as such party acted in good faith and on the belief that such course of conduct was in the best interest of the partnership and such conduct did not constitute gross negligence or gross misconduct.

There is no provision for indemnification or insurance in the certificate of limited partnership or the limited partnership agreement of Republic Waste Services of Texas, Ltd.

Utah Registrants:

(a) Allied Waste Transfer Services of Utah, Inc. and Wasatch Regional Landfill, Inc. are incorporated under the laws of Utah.

Part 9 of the Utah Business Organizations Code authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee, fiduciary or agent of the corporation under certain circumstances and subject to certain limitations.

Section 16-10a-840(4) of the Utah Business Organizations Code provides that a director or officer shall not be liable to the corporation, its shareholders or any conservator or receiver or any assignee or successor-in-interest thereof for any action taken or any failure to take any action as an officer or director unless (i) the director or officer has failed to perform the duties of his or her office (1) in good faith, (2) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (3) in a manner the director or officer reasonably believes to be in the best interests of the corporation and (ii) the breach or failure to perform constitutes gross negligence, willful misconduct or intentional infliction of harm on the corporation or the shareholders.

The bylaws of each of the Utah corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Utah corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) ECDC Environmental, L.C. and Frontier Waste Services (Utah), LLC are organized as limited liability companies under the laws of Utah.

Part 18 of the Utah Revised Limited Liability Company Act authorizes a court to award, or a limited liability company to grant, indemnity to a member, manager, employee, fiduciary or agent of the company under certain circumstances and subject to certain limitations.

Section 48-2c-807(a) of the Utah Revised Limited Liability Company Act provides that a member or manager shall not be liable or accountable in damages or otherwise to the company or the members for any action taken or failure to act on behalf of the company unless the act or omission constitutes (i) gross negligence, (ii) willful misconduct or (iii) a breach of a higher standard of conduct that would result in greater exposure to liability for the member or manager that is established in the company’s articles of organization or operating agreement.

The articles of organization of Frontier Waste Services (Utah), LLC provide that the company shall indemnify to the fullest extent permitted by the Utah Limited Liability Company Act any person or entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a member, manager or officer of the company.

The operating agreement of each of ECDC Environmental, L.C. and Frontier Waste Services (Utah), LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Virginia Registrants:

(a) 623 Landfill, Inc. is incorporated under the laws of Virginia.

Article 10 of the Virginia Stock Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 13.1-690(C) of the Virginia Stock Corporation Act provides that a director shall not be liable for any action taken as a director or any failure to take any action if such director performed the duties of the office in accordance with his or her good faith business judgment of the best interests of the corporation.

The articles of incorporation of 623 Landfill, Inc. provide that every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding of any kind or was or is the subject of any claim by reason of his being or having been a director or officer of the corporation or by reason of his serving or having served at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise shall be indemnified by the corporation against expenses (including attorneys’ fees), judgments, fines, penalties, awards, costs, amounts paid in settlement and liabilities of all kinds, actually and reasonably incurred by such person in connection with, or resulting from, such action, suit, proceeding or claim. Such indemnification is only allowed if such person acted in good faith and in the manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudicated to be liable to the corporation for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that, the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity. Any indemnification under the preceding paragraph (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances because he or she had met the applicable standard of conduct set forth in said paragraph. Such determination may be made either (i) by the board of directors of the corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by or in respect of any such person in connection with any such action, suit or proceeding, whether criminal, administrative, arbitrative or investigative, may be paid by the corporation in advance of the final disposition thereof upon receipt of an undertaking by, or on behalf of, such person to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation. The board of directors shall have the power to indemnify its other employees and agents to the same extent as provided in the articles of incorporation with respect to its directors and officers.

The bylaws of 623 Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of 623 Landfill, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Cumberland County Development Company, LLC, Obscurity Land Development, LLC and Republic Services of Virginia, LLC are organized as limited liability companies under the laws of Virginia.

Section 13.1-1009(16) of the Virginia Limited Liability Company Act permits a limited liability company to indemnify members, managers or other persons from and against any and all claims and demands whatsoever.

The operating agreement of each of Cumberland County Development Company, LLC and Obscurity Land Development, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Services of Virginia, LLC.

Washington Registrants:

(a) Rabanco Recycling, Inc., Rabanco, Ltd. and WJR Environmental, Inc. are incorporated under the laws of Washington.

Sections 23B.08.500 et seq. of the Washington Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 23B.08.320 of the Washington Business Corporation Act provides that the articles of incorporation of a corporation may eliminate or limit the personal liability of a director to the corporation or its shareholders, subject to certain limitations. Sections 23B.08.420(4) and 23B.08.300(4) of the Washington Business Corporation Act provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if such director or officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.

The articles of incorporation of each of Rabanco Recycling, Inc. and Rabanco, Ltd. provide that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that the elimination or limitation of liability is prohibited under the Washington Business Corporation Act.

The articles of incorporation of WJR Environmental, Inc. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for (i) acts or omissions involving intentional misconduct by the director or a knowing violation of law by the director, (ii) conduct violating 23B.08.310 of the Washington Business Corporation Act relating to certain distributions by the corporation or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.

The bylaws of each of the Washington corporation registrants provide that the corporation shall, to the fullest extent permitted by the law, indemnify and advance expenses to each person to whom indemnification and advancement of expenses may be offered under the law. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of Washington law.

(b) Rabanco Companies is organized as a general partnership under the laws of Washington.

Section 25.05.150(3) of the Washington Revised Uniform Partnership Act authorizes a general partnership to indemnify partners under certain circumstances and subject to certain limitations.

There is no provision for indemnification or insurance in the partnership agreement of Rabanco Companies.

West Virginia Registrant: Sandy Hollow Landfill Corp. is organized as a corporation under the laws of West Virginia.

Part 5 of Article 8 of the West Virginia Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 31D-8-831(a) of the West Virginia Business Corporation Act provides that a director of a corporation shall not be liable to the corporation or its shareholders for any decision to take or not to take action or any failure to take any action as a director unless the party asserting liability establishes that the articles of incorporation and other law do not preclude liability and the challenged conduct consisted of or was the result of (i) action not in good faith, (ii) a decision (1) which the director did not reasonably believe to be in the best interests of the corporation or (2) as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances, (iii) a lack of objectivity or independence, (iv) a sustained failure of the director to devote attention to ongoing oversight of the business and affairs of the corporation or (v) receipt of a financial benefit to which the director was not entitled.

The bylaws of Sandy Hollow Landfill Corp. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of Sandy Hollow Landfill Corp. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

Item 16.	Exhibits

A list of exhibits filed with this registration statement is contained in the index to exhibits, which is incorporated by reference.

Item 17.	Undertakings

Each of the undersigned co-registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of the registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the registrant or used or referred to by the registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the registrant or its securities provided by or on behalf of the registrant; and

(iv) Any other communication that is an offer in the offering made by the registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) To supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus, a post-effective amendment will be filed to set forth the terms of such offering.

(8) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 15 or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Republic Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

REPUBLIC SERVICES, INC.

By:	/s/ James E. O’Connor
James E. O’Connor
Chairman of the Board and Chief Executive Officer
(principal executive officer)

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ James E. O’Connor James E. O’Connor	Chairman of the Board and Chief Executive Officer (principal executive officer)

/s/ Tod C. Holmes Tod C. Holmes	Executive Vice President and Chief Financial Officer (principal financial officer)

/s/ Charles F. Serianni Charles F. Serianni	Senior Vice President and Chief Accounting Officer (principal accounting officer)

/s/ John W. Croghan John W. Croghan	Director

/s/ James W. Crownover James W. Crownover	Director

/s/ William J. Flynn William J. Flynn	Director

/s/ David I. Foley David I. Foley	Director

/s/ Michael Larson Michael Larson	Director

Signature	Title

/s/ Nolan Lehmann Nolan Lehmann	Director

/s/ W. Lee Nutter W. Lee Nutter	Director

/s/ Ramon A. Rodriguez Ramon A. Rodriguez	Director

/s/ Allan C. Sorensen Allan C. Sorensen	Director

/s/ John M. Trani John M. Trani	Director

/s/ Michael W. Wickham Michael W. Wickham	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule A hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule A hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President and Director (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule B hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule B hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Kevin Walbridge Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager Donald W. Slager	Director

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule C hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule C hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Jeff D. Andrews Jeff D. Andrews	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager Donald W. Slager	Director

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule D hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule D hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Ronald Krall Ronald Krall	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager Donald W. Slager	Director

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule E hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule E hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Christopher Synek Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager Donald W. Slager	Director

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule F hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule F hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule G hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule G hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Jeff D. Andrews Jeff D. Andrews	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager Donald W. Slager	Director

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule H hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule H hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Ronald Krall Ronald Krall	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager Donald W. Slager	Director

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule I hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule I hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Kevin Walbridge Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager Donald W. Slager	Director

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule J hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule J hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Christopher Synek Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager Donald W. Slager	Director

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule K hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule K hereto

By:	/s/ James E. O’Connor
James E. O’Connor
President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ James E. O’Connor James E. O’Connor	President, Chief Executive Officer and Director (principal executive officer)

/s/ Tod C. Holmes Tod C. Holmes	Chief Financial Officer and Director (principal financial officer)

/s/ Charles F. Serianni Charles F. Serianni	Chief Accounting Officer (principal accounting officer)

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule L hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule L hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Thomas E. Miller Thomas E. Miller	President and Director (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule M hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule M hereto

By:	/s/ Roger A. Groen Jr.
Roger A. Groen Jr.
President

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Roger A. Groen Jr. Roger A. Groen Jr.	President and Director (principal executive officer, principal financial officer and principal accounting officer)

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule N hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule N hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Ronald Krall Ronald Krall	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Charles F. Serianni Charles F. Serianni	Director

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule O hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule O hereto

By: Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President and Director of Allied Waste Landfill Holdings, Inc.

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director of Allied Waste Landfill Holdings, Inc.

/s/ Charles F. Serianni Charles F. Serianni	Director of Allied Waste Landfill Holdings, Inc.

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule P hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule P hereto

By: Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

By: Allied Waste North America, Inc., as General Partner

By:	/s/ James E. O’Connor
James E. O’Connor
President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President and Director of Allied Waste Landfill Holdings, Inc.

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director of Allied Waste Landfill Holdings, Inc.

/s/ Charles F. Serianni Charles F. Serianni	Director of Allied Waste Landfill Holdings, Inc. and Chief Accounting Officer of Allied Waste North America, Inc.

/s/ James E. O’Connor James E. O’Connor	President, Chief Executive Officer and Director of Allied Waste North America, Inc.

/s/ Tod C. Holmes Tod C. Holmes	Chief Financial Officer and Director of Allied Waste North America, Inc.

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Q hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Q hereto

By: Allied Waste North America, Inc., as General Partner

By:	/s/ James E. O’Connor
James E. O’Connor
President and Chief Executive Officer

By: Browning-Ferris Industries of Tennessee, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ James E. O’Connor James E. O’Connor	President, Chief Executive Officer and Director of Allied Waste North America, Inc.

/s/ Tod C. Holmes Tod C. Holmes	Chief Financial Officer and Director of Allied Waste North America, Inc.

/s/ Charles F. Serianni Charles F. Serianni	Chief Accounting Officer of Allied Waste North America, Inc. and Director of Browning-Ferris Industries of Tennessee, Inc.

/s/ Donald W. Slager Donald W. Slager	President and Director of Browning-Ferris Industries of Tennessee, Inc.

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director of Browning-Ferris Industries of Tennessee, Inc.

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule R hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule R hereto

By: Republic Waste Services of Texas GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Christopher Synek Christopher Synek	President of Republic Waste Services of Texas GP, Inc.

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer and Director of Republic Waste Services of Texas GP, Inc.

/s/ Donald W. Slager Donald W. Slager	Director of Republic Waste Services of Texas GP, Inc.

/s/ Charles F. Serianni Charles F. Serianni	Director of Republic Waste Services of Texas GP, Inc.

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule S hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule S hereto

By: BFI Energy Systems of Southeastern Connecticut, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President and Director of BFI Energy Systems of Southeastern Connecticut, Inc.

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director of BFI Energy Systems of Southeastern Connecticut, Inc.

/s/ Charles F. Serianni Charles F. Serianni	Director of BFI Energy Systems of Southeastern Connecticut, Inc.

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule T hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule T hereto

By: Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor
James E. O’Connor
Chairman of the Board and Chief Executive Officer

By: Zakaroff Services, as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ James E. O’Connor James E. O’Connor	Chairman of the Board and Chief Executive Officer of Republic Services, Inc.

/s/ Tod C. Holmes Tod C. Holmes	Executive Vice President and Chief Financial Officer of Republic Services, Inc.

/s/ Charles F. Serianni Charles F. Serianni	Senior Vice President and Chief Accounting Officer of Republic Services, Inc. and Director of Zakaroff Services

/s/ John W. Croghan John W. Croghan	Director of Republic Services, Inc.

/s/ James W. Crownover James W. Crownover	Director of Republic Services, Inc.

Signature	Title

/s/ William J. Flynn William J. Flynn	Director of Republic Services, Inc.

/s/ David I. Foley David I. Foley	Director of Republic Services, Inc.

/s/ Michael Larson Michael Larson	Director of Republic Services, Inc.

/s/ Nolan Lehmann Nolan Lehmann	Director of Republic Services, Inc.

/s/ W. Lee Nutter W. Lee Nutter	Director of Republic Services, Inc.

/s/ Ramon A. Rodriguez Ramon A. Rodriguez	Director of Republic Services, Inc.

/s/ Allan C. Sorensen Allan C. Sorensen	Director of Republic Services, Inc.

/s/ John M. Trani John M. Trani	Director of Republic Services, Inc.

/s/ Michael W. Wickham Michael W. Wickham	Director of Republic Services, Inc.

/s/ Donald W. Slager Donald W. Slager	President and Director of Zakaroff Services

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer and Director of Zakaroff Services

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule U hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule U hereto

By: Rabanco Recycling, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

By: Rabanco, Ltd., as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Jeff D. Andrews Jeff D. Andrews	President of Rabanco Recycling, Inc. and Rabanco, Ltd.

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance, Treasurer and Director of Rabanco Recycling, Inc. and Rabanco, Ltd.

/s/ Donald W. Slager Donald W. Slager	Director of Rabanco Recycling, Inc. and Rabanco, Ltd.

/s/ Charles F. Serianni Charles F. Serianni	Director of Rabanco Recycling, Inc. and Rabanco, Ltd.

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule V hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule V hereto

By: Republic Silver State Disposal, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Jeff D. Andrews Jeff D. Andrews	President of Republic Silver State Disposal, Inc.

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer and Director of Republic Silver State Disposal, Inc.

/s/ Donald W. Slager Donald W. Slager	Director of Republic Silver State Disposal, Inc.

/s/ Charles F. Serianni Charles F. Serianni	Director of Republic Silver State Disposal, Inc.

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule W hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule W hereto

By: Republic Services of Florida GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Christopher Synek Christopher Synek	President of Republic Services of Florida GP, Inc.

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer and Director of Republic Services of Florida GP, Inc.

/s/ Donald W. Slager Donald W. Slager	Director of Republic Services of Florida GP, Inc.

/s/ Charles F. Serianni Charles F. Serianni	Director of Republic Services of Florida GP, Inc.

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule X hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule X hereto

By: Republic Services of Georgia GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Christopher Synek Christopher Synek		President of Republic Services of Georgia GP, LLC

/s/ Edward A. Lang, III Edward A. Lang, III		Treasurer of Republic Services of Georgia GP, LLC

Republic Services, Inc.		Managing Member of Republic Services of Georgia GP, LLC

By:	/s/ James E. O’Connor
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Y hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Y hereto

By: Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor
James E. O’Connor
Chairman of the Board and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ James E. O’Connor James E. O’Connor	Chairman of the Board and Chief Executive Officer of Republic Services, Inc.

/s/ Tod C. Holmes Tod C. Holmes	Executive Vice President and Chief Financial Officer of Republic Services, Inc.

/s/ Charles F. Serianni Charles F. Serianni	Senior Vice President and Chief Accounting Officer of Republic Services, Inc.

/s/ John W. Croghan John W. Croghan	Director of Republic Services, Inc.

/s/ James W. Crownover James W. Crownover	Director of Republic Services, Inc.

/s/ William J. Flynn William J. Flynn	Director of Republic Services, Inc.

/s/ David I. Foley David I. Foley	Director of Republic Services, Inc.

/s/ Michael Larson Michael Larson	Director of Republic Services, Inc.

Signature	Title

/s/ Nolan Lehmann Nolan Lehmann	Director of Republic Services, Inc.

/s/ W. Lee Nutter W. Lee Nutter	Director of Republic Services, Inc.

/s/ Ramon A. Rodriguez Ramon A. Rodriguez	Director of Republic Services, Inc.

/s/ Allan C. Sorensen Allan C. Sorensen	Director of Republic Services, Inc.

/s/ John M. Trani John M. Trani	Director of Republic Services, Inc.

/s/ Michael W. Wickham Michael W. Wickham	Director of Republic Services, Inc.

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Z hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Z hereto

By:	Republic Services of Wisconsin GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Kevin Walbridge Kevin Walbridge		President of Republic Services of Wisconsin GP, LLC

/s/ Edward A. Lang, III Edward A. Lang, III		Treasurer of Republic Services of Wisconsin GP, LLC

Republic Services, Inc.		Managing Member of Republic Services of Wisconsin GP, LLC

By:	/s/ James E. O’Connor
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule AA hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule AA hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Treasurer (principal financial officer and principal accounting officer)

Republic Services of Indiana, Limited Partnership		Managing Member

By:	Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule BB hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule BB hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule CC hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule CC hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste Landfill Holdings, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule DD hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule DD hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Kevin Walbridge Kevin Walbridge		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule EE hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule EE hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Ronald Krall Ronald Krall		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule FF hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule FF hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Ronald Krall Ronald Krall		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule GG hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule GG hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule HH hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule HH hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Jeff D. Andrews Jeff D. Andrews		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule II hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule II hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Jeff D. Andrews Jeff D. Andrews		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule JJ hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule JJ hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Christopher Synek Christopher Synek		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule KK hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule KK hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Kevin Walbridge Kevin Walbridge		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule LL hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule LL hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Treasurer (principal financial officer and principal accounting officer)

Republic Services Aviation, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule MM hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule MM hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Christopher Synek Christopher Synek		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule NN hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule NN hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Green Power, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule OO hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule OO hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

BFI Waste Systems of North America, LLC		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule PP hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule PP hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Kevin Walbridge Kevin Walbridge		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Bridgeton Landfill, LLC		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule QQ hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule QQ hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Ronald Krall Ronald Krall		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries of Ohio, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule RR hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule RR hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Christopher Synek Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Georgia, Limited Partnership	Managing Member

By:	Republic Services of Georgia GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III
Name: Edward A. Lang, III
Title: Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule SS hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule SS hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Jeff D. Andrews Jeff D. Andrews		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.		Managing Member

By:	/s/ James E. O’Connor
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule TT hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule TT hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Ronald Krall Ronald Krall		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.		Managing Member

By:	/s/ James E. O’Connor
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule UU hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule UU hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Ronald Krall Ronald Krall		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

County Disposal (Ohio), Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule VV hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule VV hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Kevin Walbridge Kevin Walbridge		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Liberty Waste Services of Illinois, L.L.C.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule WW hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule WW hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Jeff D. Andrews Jeff D. Andrews		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

ECDC Holdings, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule XX hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule XX hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Liberty Waste Services Limited, L.L.C.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule YY hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule YY hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Frontier Waste Services, L.P.		Managing Member

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule ZZ hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule ZZ hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Jeff D. Andrews Jeff D. Andrews		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste Services of North America, LLC		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule AAA hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on
Schedule AAA hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

American Disposal Services of Illinois, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule BBB hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule BBB hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Kevin Walbridge Kevin Walbridge		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Liberty Waste Services Limited, L.L.C.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule CCC hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule CCC hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Kevin Walbridge Kevin Walbridge		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste Systems, Inc.		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule DDD hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on
Schedule DDD hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Treasurer (principal financial officer and principal accounting officer)

Republic Services of Ohio Hauling, LLC		Managing Member

By:	/s/ Edward A. Lang, III
Name:	Edward A. Lang, III
Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule EEE hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on
Schedule EEE hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Donald W. Slager Donald W. Slager		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.		Managing Member

By:	/s/ James E. O’Connor
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule FFF hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on
Schedule FFF hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Jeff D. Andrews Jeff D. Andrews	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.                             Managing Member

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule GGG hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on
Schedule GGG hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Jeff D. Andrews Jeff D. Andrews	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of California Holding Company,                         Managing Member
Inc.

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule HHH hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on
Schedule HHH hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Christopher Synek Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.                                                                         Managing Member

By:	/s/ James E. O’Connor
Name:     James E. O’Connor

Title:	Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule III hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on
Schedule III hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Kevin Walbridge Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor
Name:     James E. O’Connor

Title:	Chairman of the Board
and Chief Executive
Officer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule JJJ hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on
Schedule JJJ hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Kevin Walbridge Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Michigan Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule KKK hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on
Schedule KKK hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Ronald Krall Ronald Krall	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Continental Waste Industries, L.L.C.                                                                                                                                                                                                                  Managing Member

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule LLL hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on
Schedule LLL hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.                                                                                                                                                                                                            Managing Member

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule MMM hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule MMM hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Ronald Krall Ronald Krall	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.                                                                                                                                                                                                            Managing Member

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule NNN hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule NNN hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries of Tennessee, Inc.                           Managing Member

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule OOO hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule OOO hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Waste, Limited Partnership	Managing Member

By:	Republic Waste Services of Texas GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule PPP hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule PPP hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Christopher Synek Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Brenham Total Roll-Offs, LP                                            Managing Member

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule QQQ hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule QQQ hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Donald W. Slager Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Central Virginia Properties, LLC	Managing Member

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule RRR hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule RRR hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Vice President — Finance and Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature	Title

/s/ Christopher Synek Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

BFI Waste Systems of North America, LLC	Managing Member

By:	/s/ Edward A. Lang, III
Name:     Edward A. Lang, III

Title:	Vice President — Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule SSS hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 3, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule SSS hereto

By:	/s/ Edward A. Lang, III
Edward A. Lang, III
Treasurer

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-3 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 3, 2010.

Signature		Title

/s/ Kevin Walbridge Kevin Walbridge		President (principal executive officer)

/s/ Edward A. Lang, III Edward A. Lang, III		Treasurer (principal financial officer and principal accounting officer)

Republic Services of Indiana, Limited Partnership		Managing Member

By:	Republic Services, Inc., as General Partner

By:
/s/  James E. O’Connor
Name:     James E. O’Connor

Title:	Chairman of the Board and Chief Executive Officer

SCHEDULE A
SUBSIDIARY GUARANTORS

Action Disposal, Inc.
Ada County Development Company, Inc.
ADS, Inc.
ADS of Illinois, Inc.
Alabama Recycling Services, Inc.
Allied Acquisition Pennsylvania, Inc.
Allied Acquisition Two, Inc.
Allied Enviroengineering, Inc.
Allied Green Power, Inc.
Allied Nova Scotia, Inc.
Allied Waste Alabama, Inc.
Allied Waste Company, Inc.
Allied Waste Hauling of Georgia, Inc.
Allied Waste Holdings (Canada) Ltd.
Allied Waste Industries (New Mexico), Inc.
Allied Waste Industries of Georgia, Inc.
Allied Waste Industries of Northwest Indiana, Inc.
Allied Waste Industries (Southwest), Inc.
Allied Waste Landfill Holdings, Inc.
Allied Waste of California, Inc.
Allied Waste of Long Island, Inc.
Allied Waste of New Jersey, Inc.
Allied Waste Rural Sanitation, Inc.
Allied Waste Services of Colorado, Inc.
Allied Waste Systems Holdings, Inc.
Allied Waste Systems, Inc.
Allied Waste Transportation, Inc.
American Disposal Services of New Jersey, Inc.
American Disposal Services, Inc.
American Disposal Transfer Services of Illinois, Inc.
American Materials Recycling Corp.
American Sanitation, Inc.
American Transfer Company, Inc.
Area Disposal, Inc.
Atlantic Waste Holding Company, Inc.
Attwoods of North America, Inc.
Autoshred, Inc.
AWIN Leasing Company, Inc.
AWIN Management, Inc.
BBCO, Inc.
BFI Atlantic, Inc.
BFI Energy Systems of Albany, Inc.
BFI Energy Systems of Delaware County, Inc.
BFI Energy Systems of Essex County, Inc.
BFI Energy Systems of Hempstead, Inc.
BFI Energy Systems of Niagara II, Inc.
BFI Energy Systems of Niagara, Inc.
BFI Energy Systems of SEMASS, Inc.
BFI Energy Systems of Southeastern Connecticut, Inc.
BFI International, Inc.

BFI REF-FUEL, INC.
BFI Trans River (GP), Inc.
Borrow Pit Corp.
Browning-Ferris Financial Services, Inc.
Browning-Ferris Industries Chemical Services, Inc.
Browning-Ferris Industries of Florida, Inc.
Browning-Ferris Industries of Illinois, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Browning-Ferris Industries of New York, Inc.
Browning-Ferris Industries of Tennessee, Inc.
Browning-Ferris Services, Inc.
Bunting Trash Service, Inc.
CECOS International, Inc.
Charter Evaporation Resource Recovery Systems
County Disposal, Inc.
Delta Dade Recycling Corp.
Delta Paper Stock, Co.
Delta Site Development Corp.
Delta Waste Corp.
Eagle Industries Leasing, Inc.
ECDC Environmental of Humboldt County, Inc.
ECDC Holdings, Inc.
Evergreen Scavenger Service, Inc.
G. Van Dyken Disposal Inc.
General Refuse Rolloff Corp.
Georgia Recycling Services, Inc.
Golden Waste Disposal, Inc.
Great Lakes Disposal Service, Inc.
Gulfcoast Waste Service, Inc.
Illinois Recycling Services, Inc.
Ingrum Waste Disposal, Inc.
Island Waste Services Ltd.
Jetter Disposal, Inc.
La Cañada Disposal Company, Inc.
Liberty Waste Holdings, Inc.
Louis Pinto & Son, Inc., Sanitation Contractors
Lucas County Land Development, Inc.
Manumit of Florida, Inc.
Midway Development Company, Inc.
Mississippi Waste Paper Company
Mountain Home Disposal, Inc.
NationsWaste Catawba Regional Landfill, Inc.
NationsWaste, Inc.
Ncorp, Inc.
Pinal County Landfill Corp.
Portable Storage Co.
Preble County Landfill, Inc.
Price & Sons Recycling Company
R.C. Miller Enterprises, Inc.
Resource Recovery, Inc.
Risk Services, Inc.
Rock Road Industries, Inc.
Ross Bros. Waste & Recycling Co.

Royal Holdings, Inc.
S & S Recycling, Inc.
San Marcos NCRRF, Inc.
Sanitary Disposal Service, Inc.
Shred — All Recycling Systems, Inc.
Standard Disposal Services, Inc.
Standard Waste, Inc.
Suburban Transfer, Inc.
Summit Waste Systems, Inc.
Tate’s Transfer Systems, Inc.
Taylor Ridge Landfill, Inc.
Tennessee Union County Landfill, Inc.
The Ecology Group, Inc.
Total Solid Waste Recyclers, Inc.
Tri-State Recycling Services, Inc.
Tri-State Refuse Corporation
Vining Disposal Service, Inc.
Waste Control Systems, Inc.
Wastehaul, Inc.
Wayne County Landfill IL, Inc.

SCHEDULE B
SUBSIDIARY GUARANTORS

Adrian Landfill, Inc.
Allied Waste Industries of Illinois, Inc.
Allied Waste Services of Stillwater, Inc.
American Disposal Services of Kansas, Inc.
American Disposal Services of Illinois, Inc.
Belleville Landfill, Inc.
Bond County Landfill, Inc.
Brickyard Disposal & Recycling, Inc.
CC Landfill, Inc.
Central Sanitary Landfill, Inc.
Citizens Disposal, Inc.
City-Star Services, Inc.
Clarkston Disposal, Inc.
Dempsey Waste Systems II, Inc.
DTC Management, Inc.
East Chicago Compost Facility, Inc.
Environmental Development Corp. (DE)
Environmental Reclamation Company
Environtech, Inc.
Fred Barbara Trucking Co., Inc.
Harland’s Sanitary Landfill, Inc.
Illinois Landfill, Inc.
Illinois Valley Recycling, Inc.
Kankakee Quarry, Inc.
LandComp Corporation
Lee County Landfill, Inc.
Loop Recycling, Inc.
Loop Transfer, Incorporated
Northlake Transfer, Inc.
Oakland Heights Development, Inc.

Oscar’s Collection System of Fremont, Inc.
Ottawa County Landfill, Inc.
Pittsburg County Landfill, Inc.
RCS, Inc.
Roxana Landfill, Inc.
Saline County Landfill, Inc.
Sangamon Valley Landfill, Inc.
Sauk Trail Development, Inc.
Standard Environmental Services, Inc.
Streator Area Landfill, Inc.
Suburban Warehouse, Inc.
Sunset Disposal, Inc.
Thomas Disposal Service, Inc.
Upper Rock Island County Landfill, Inc.
Williams County Landfill Inc.
Woodlake Sanitary Service, Inc.

SCHEDULE C
SUBSIDIARY GUARANTORS

Agri-Tech, Inc. of Oregon
Albany-Lebanon Sanitation, Inc.
Allied Waste Industries (Arizona), Inc.
Allied Waste Services of Page, Inc.
Allied Waste Transfer Services of Utah, Inc.
Apache Junction Landfill Corporation
Bio-Med of Oregon, Inc.
Borrego Landfill, Inc.
Browning-Ferris Industries of California, Inc.
Capitol Recycling and Disposal, Inc.
Central Arizona Transfer, Inc.
Cocopah Landfill, Inc.
Copper Mountain Landfill, Inc.
Corvallis Disposal Co.
Dallas Disposal Co.
Delta Container Corporation
Denver RL North, Inc.
Elder Creek Transfer & Recovery, Inc.
Forward, Inc.
Grants Pass Sanitation, Inc.
Imperial Landfill, Inc.
Independent Trucking Company
International Disposal Corp. of California
Keller Canyon Landfill Company
Keller Drop Box, Inc.
Lathrop Sunrise Sanitation Corporation
McInnis Waste Systems, Inc.
Mesa Disposal, Inc.
Otay Landfill, Inc.
Palomar Transfer Station, Inc.
Peltier Real Estate Company
Rabanco Recycling, Inc.
Rabanco, Ltd.
Ramona Landfill, Inc.

Rossman Sanitary Service, Inc.
Source Recycling, Inc.
Sunrise Sanitation Service, Inc.
Sunset Disposal Service, Inc.
Sycamore Landfill, Inc.
United Disposal Service, Inc.
Valley Landfills, Inc.
Wasatch Regional Landfill, Inc.
WDTR, Inc.
Willamette Resources, Inc.
WJR Environmental, Inc.

SCHEDULE D
SUBSIDIARY GUARANTORS

American Disposal Services of Missouri, Inc.
American Disposal Services of West Virginia, Inc.
Automated Modular Systems, Inc.
BFI Transfer Systems of New Jersey, Inc.
Browning-Ferris, Inc.
Browning-Ferris Industries, Inc.
Browning-Ferris Industries of Ohio, Inc.
Celina Landfill, Inc.
Cherokee Run Landfill, Inc.
County Disposal (Ohio), Inc.
County Landfill, Inc.
F. P. McNamara Rubbish Removal, Inc.
Lake Norman Landfill, Inc.
Newco Waste Systems of New Jersey, Inc.
New Morgan Landfill Company, Inc.
Noble Road Landfill, Inc.
Port Clinton Landfill, Inc.
R.C. Miller Refuse Service, Inc.
Tom Luciano’s Disposal Service, Inc.
Tricil (N.Y.), Inc.

SCHEDULE E
SUBSIDIARY GUARANTORS

Allied Waste Industries of Tennessee, Inc.
Delta Resources Corp.
GEK, Inc.

SCHEDULE F
SUBSIDIARY GUARANTORS

A D A J Corporation
Atlas Transport, Inc.
Bay Collection Services, Inc.
Bay Environmental Management, Inc.
Bay Landfills, Inc.
Bay Leasing Company, Inc.
McCusker Recycling, Inc.
Ohio Republic Contracts, II, Inc.
Ohio Republic Contracts, Inc.
Perdomo & Sons, Inc.
Republic Services Aviation, Inc.
Republic Services Holding Company, Inc.
Republic Services of Florida LP, Inc.
Republic Services of California Holding Company, Inc.
Republic Services of Indiana LP, Inc.
Republic Services of Michigan Holding Company, Inc.
Republic Services Real Estate Holding, Inc.
Republic Waste Services of Texas LP, Inc.
RI/Alameda Corp.
Sandy Hollow Landfill Corp.
Zakaroff Services

SCHEDULE G
SUBSIDIARY GUARANTORS

Berkeley Sanitary Service, Inc.
BLT Enterprises of Oxnard, Inc.
Crockett Sanitary Service, Inc.
Golden Bear Transfer Services, Inc.
Republic Dumpco, Inc.
Republic Environmental Technologies, Inc.
Republic Silver State Disposal, Inc.
Richmond Sanitary Service, Inc.
Solano Garbage Company
West Contra Costa Energy Recovery Company
West Contra Costa Sanitary Landfill, Inc.
West County Landfill, Inc.
West County Resource Recovery, Inc.

SCHEDULE H
SUBSIDIARY GUARANTORS

623 Landfill, Inc.
Calvert Trash Systems, Incorporated
Honeygo Run Reclamation Center, Inc.

SCHEDULE I
SUBSIDIARY GUARANTORS

Arc Disposal Company, Inc.
Barker Brothers Waste, Incorporated
Compactor Rental Systems of Delaware, Inc.
CWI of Illinois, Inc.

CWI of Missouri, Inc.
FLL, Inc.
Northwest Tennessee Disposal Corporation
Reliable Disposal, Inc.
Southern Illinois Regional Landfill, Inc.
Tay-Ban Corporation
Tri-County Refuse Service, Inc.

SCHEDULE J
SUBSIDIARY GUARANTORS

Envirocycle, Inc.
Republic Services of Florida GP, Inc.
Republic Waste Services of Texas GP, Inc.
Schofield Corporation of Orlando

SCHEDULE K
SUBSIDIARY GUARANTORS

Allied Waste Industries, Inc.
Allied Waste North America, Inc.

SCHEDULE L
SUBSIDIARY GUARANTORS

Republic Services Financial LP, Inc.

SCHEDULE M
SUBSIDIARY GUARANTORS

Dinverno, Inc.

SCHEDULE N
SUBSIDIARY GUARANTORS

BFI Waste Systems of New Jersey, Inc.
Waste Services of New York, Inc.

SCHEDULE O
SUBSIDIARY GUARANTORS

Abilene Landfill TX, LP
BFI Transfer Systems of Texas, LP
BFI Waste Services of Indiana, LP
BFI Waste Services of Texas, LP
BFI Waste Systems of Indiana, LP
Blue Ridge Landfill TX, LP
Brenham Total Roll-Offs, LP
Camelot Landfill TX, LP
Cefe Landfill TX, LP
Crow Landfill TX, L.P.
Desarrollo del Rancho La Gloria TX, LP
El Centro Landfill, L.P.
Ellis County Landfill TX, LP

Fort Worth Landfill TX, LP
Frontier Waste Services, L.P.
Galveston County Landfill TX, LP
Giles Road Landfill TX, LP
Golden Triangle Landfill TX, LP
Greenwood Landfill TX, LP
Gulf West Landfill TX, LP
Itasca Landfill TX, LP
Kerrville Landfill TX, LP
Lewisville Landfill TX, LP
Mars Road TX, LP
McCarty Road Landfill TX, LP
Mesquite Landfill TX, LP
Mexia Landfill TX, LP
Panama Road Landfill, TX, L.P.
Pine Hill Farms Landfill TX, LP
Pleasant Oaks Landfill TX, LP
Rio Grande Valley Landfill TX, LP
Royal Oaks Landfill TX, LP
South Central Texas Land Co. TX, LP
Southwest Landfill TX, LP
Tessman Road Landfill TX, LP
Turkey Creek Landfill TX, LP
Victoria Landfill TX, LP
Whispering Pines Landfill TX, LP

SCHEDULE P
SUBSIDIARY GUARANTORS

Benton County Development Company
Clinton County Landfill Partnership
County Line Landfill Partnership
Illiana Disposal Partnership
Jasper County Development Company Partnership
Key Waste Indiana Partnership
Lake County C & D Development Partnership
Newton County Landfill Partnership
Springfield Environmental General Partnership
Tippecanoe County Waste Services Partnership
Warrick County Development Company

SCHEDULE Q
SUBSIDIARY GUARANTORS

Benson Valley Landfill General Partnership
Blue Ridge Landfill General Partnership
Green Valley Landfill General Partnership
Morehead Landfill General Partnership

SCHEDULE R
SUBSIDIARY GUARANTORS

Republic Waste Services of Texas, Ltd.
RWS Transport, L.P.

SCHEDULE S
SUBSIDIARY GUARANTORS

BFI Energy Systems of Southeastern Connecticut, Limited Partnership

SCHEDULE T
SUBSIDIARY GUARANTORS

Oceanside Waste & Recycling Services

SCHEDULE U
SUBSIDIARY GUARANTORS

Rabanco Companies

SCHEDULE V
SUBSIDIARY GUARANTORS

Republic Services Financial, Limited Partnership

SCHEDULE W
SUBSIDIARY GUARANTORS

Republic Services of Florida, Limited Partnership

SCHEDULE X
SUBSIDIARY GUARANTORS

Republic Services of Georgia, Limited Partnership

SCHEDULE Y
SUBSIDIARY GUARANTORS

Republic Services of Indiana, Limited Partnership

SCHEDULE Z
SUBSIDIARY GUARANTORS

Republic Services of Wisconsin, Limited Partnership

SCHEDULE AA
SUBSIDIARY GUARANTORS

Agricultural Acquisitions, LLC
SCHEDULE BB
SUBSIDIARY GUARANTORS

Allied Gas Recovery Systems, L.L.C.
Allied Transfer Systems of New Jersey, LLC
Allied Waste Systems of New Jersey, LLC
Allied Waste Transfer Services of Lima, LLC
Anson County Landfill NC, LLC
AWIN Leasing II, LLC
BFI Waste Services, LLC
Bridgeton Landfill, LLC
Browning-Ferris Industries, LLC
Cumberland County Development Company, LLC
E Leasing Company, LLC
Flint Hill Road, LLC
H Leasing Company, LLC
Harrison County Landfill, LLC
Jackson County Landfill, LLC

Jefferson Parish Development Company, LLC
Little Creek Landing, LLC
Missouri City Landfill, LLC
N Leasing Company, LLC
New York Waste Services, LLC
Obscurity Land Development, LLC
Polk County Landfill, LLC
Prince George’s County Landfill, LLC
S Leasing Company, LLC
San Diego Landfill Systems, LLC
St. Bernard Parish Development Company, LLC
St. Joseph Landfill, LLC
Wayne County Land Development, LLC

SCHEDULE CC
SUBSIDIARY GUARANTORS

Allied Services, LLC

SCHEDULE DD
SUBSIDIARY GUARANTORS

Allied Waste Environmental Management Group, LLC
C & C Expanded Sanitary Landfill, LLC

SCHEDULE EE
SUBSIDIARY GUARANTORS

Allied Waste Niagara Falls Landfill, LLC
Allied Waste Recycling Services of New Hampshire, LLC
Allied Waste Systems of Michigan, LLC
Allied Waste Systems of Pennsylvania, LLC
Allied Waste Transfer Services of New York, LLC
Allied Waste Transfer Services of North Carolina, LLC
Allied Waste Transfer Services of Rhode Island, LLC
BFI Transfer Systems of Pennsylvania, LLC

SCHEDULE FF
SUBSIDIARY GUARANTORS

Allied Waste of New Jersey-New York, LLC
Allied Waste Services of Massachusetts, LLC
Allied Waste Sycamore Landfill, LLC
BFI Transfer Systems of Maryland, LLC
BFI Transfer Systems of Massachusetts, LLC
BFI Transfer Systems of Virginia, LLC
BFI Waste Services of Pennsylvania, LLC
BFI Waste Systems of Virginia, LLC
Brunswick Waste Management Facility, LLC
Greenridge Reclamation, LLC
Greenridge Waste Services, LLC
Lee County Landfill SC, LLC
Menands Environmental Solutions, LLC
Northeast Landfill, LLC

SCHEDULE GG
SUBSIDIARY GUARANTORS

Allied Waste Services of North America, LLC
Allied Waste Systems of Indiana, LLC
Allied Waste Systems of North Carolina, LLC
BFI Waste Systems of North America, LLC
Crescent Acres Landfill, LLC
Sand Valley Holdings, L.L.C.

SCHEDULE HH
SUBSIDIARY GUARANTORS

Allied Waste Systems of Arizona, LLC
Allied Waste Systems of Colorado, LLC
Allied Waste Systems of Montana, LLC
Allied Waste Transfer Services of California, LLC
Allied Waste Transfer Services of Oregon, LLC

SCHEDULE II
SUBSIDIARY GUARANTORS

Allied Waste Transfer Services of Arizona, LLC
Cactus Waste Systems, LLC

SCHEDULE JJ
SUBSIDIARY GUARANTORS

Allied Waste Transfer Services of Florida, LLC

SCHEDULE KK
SUBSIDIARY GUARANTORS

Allied Waste Transfer Services of Iowa, LLC
BFI Waste Systems of Missouri, LLC
BFI Waste Systems of Oklahoma, LLC
Butler County Landfill, LLC
Courtney Ridge Landfill, LLC
Ellis Scott Landfill MO, LLC
Forest View Landfill, LLC
Great Plains Landfill OK, LLC
Jefferson City Landfill, LLC
Lemons Landfill, LLC
Pinecrest Landfill OK, LLC
Show-Me Landfill, LLC
Southeast Landfill, LLC

SCHEDULE LL
SUBSIDIARY GUARANTORS

Ariana, LLC

SCHEDULE MM
SUBSIDIARY GUARANTORS

Autauga County Landfill, LLC
BFI Transfer Systems of Alabama, LLC
BFI Transfer Systems of Georgia, LLC
BFI Transfer Systems of Mississippi, LLC

BFI Waste Systems of Alabama, LLC
BFI Waste Systems of Arkansas, LLC
BFI Waste Systems of Georgia, LLC
BFI Waste Systems of Louisiana, LLC
BFI Waste Systems of Mississippi, LLC
BFI Waste Systems of Tennessee, LLC
Chilton Landfill, LLC
Gateway Landfill, LLC
Hancock County Development Company, LLC
Madison County Development, LLC
Willow Ridge Landfill, LLC

SCHEDULE NN
SUBSIDIARY GUARANTORS

BFGSI, L.L.C.

SCHEDULE OO
SUBSIDIARY GUARANTORS

BFI Transfer Systems of DC, LLC
BFI Waste Systems of Kentucky, LLC
BFI Waste Systems of Massachusetts, LLC
BFI Waste Systems of North Carolina, LLC
BFI Waste Systems of South Carolina, LLC
General Refuse Service of Ohio, LLC
Local Sanitation of Rowan County, L.L.C.

SCHEDULE PP
SUBSIDIARY GUARANTORS

Bridgeton Transfer Station, LLC

SCHEDULE QQ
SUBSIDIARY GUARANTORS

Carbon Limestone Landfill, LLC
County Land Development Landfill, LLC
Lorain County Landfill, LLC
Lucas County Landfill, LLC

SCHEDULE RR
SUBSIDIARY GUARANTORS

Central Virginia Properties, LLC

SCHEDULE SS
SUBSIDIARY GUARANTORS

Consolidated Disposal Service, L.L.C.
Republic Waste Services of Southern California, LLC
Rubbish Control, LLC

SCHEDULE TT
SUBSIDIARY GUARANTORS

Continental Waste Industries, L.L.C.
Republic Services of North Carolina, LLC
Republic Services of Pennsylvania, LLC

Republic Services of Virginia, LLC

SCHEDULE UU
SUBSIDIARY GUARANTORS

County Environmental Landfill, LLC

SCHEDULE VV
SUBSIDIARY GUARANTORS

D & L Disposal L.L.C.
Envotech-Illinois L.L.C.
Liberty Waste Services of McCook, L.L.C.

SCHEDULE WW
SUBSIDIARY GUARANTORS

ECDC Environmental, L.C.

SCHEDULE XX
SUBSIDIARY GUARANTORS

Evergreen Scavenger Service, L.L.C.
Packerton Land Company, L.L.C.

SCHEDULE YY
SUBSIDIARY GUARANTORS

Frontier Waste Services (Colorado), LLC
Frontier Waste Services (Utah), LLC
Frontier Waste Services of Louisiana L.L.C.

SCHEDULE ZZ
SUBSIDIARY GUARANTORS

Kandel Enterprises, LLC

SCHEDULE AAA
SUBSIDIARY GUARANTORS

Liberty Waste Services Limited, L.L.C.

SCHEDULE BBB
SUBSIDIARY GUARANTORS

Liberty Waste Services of Illinois, L.L.C.

SCHEDULE CCC
SUBSIDIARY GUARANTORS

Oklahoma City Landfill, L.L.C.

SCHEDULE DDD
SUBSIDIARY GUARANTORS

Republic Ohio Contracts, LLC

SCHEDULE EEE
SUBSIDIARY GUARANTORS

Republic Services Group, LLC
Republic Services of Georgia LP, LLC
Republic Services of South Carolina, LLC
Republic Services of Southern California, LLC

Republic Services of Wisconsin LP, LLC

SCHEDULE FFF
SUBSIDIARY GUARANTORS

Republic Services of Arizona Hauling, LLC
Republic Services of Colorado Hauling, LLC
Republic Services of Colorado I, LLC

SCHEDULE GGG
SUBSIDIARY GUARANTORS

Republic Services of California II, LLC
Republic Services Vasco Road, LLC

SCHEDULE HHH
SUBSIDIARY GUARANTORS

Republic Services of Georgia GP, LLC

SCHEDULE III
SUBSIDIARY GUARANTORS

Republic Services of Kentucky, LLC
Republic Services of Wisconsin GP, LLC

SCHEDULE JJJ
SUBSIDIARY GUARANTORS

Republic Services of Michigan Hauling, LLC
Republic Services of Michigan I, LLC
Republic Services of Michigan II, LLC
Republic Services of Michigan III, LLC
Republic Services of Michigan IV, LLC
Republic Services of Michigan V, LLC

SCHEDULE KKK
SUBSIDIARY GUARANTORS

Republic Services of New Jersey, LLC

SCHEDULE LLL
SUBSIDIARY GUARANTORS

Republic Services of Ohio Hauling, LLC

SCHEDULE MMM
SUBSIDIARY GUARANTORS
Republic Services of Ohio I, LLC
Republic Services of Ohio II, LLC
Republic Services of Ohio III, LLC
Republic Services of Ohio IV, LLC

SCHEDULE NNN
SUBSIDIARY GUARANTORS

BFI Waste Services of Tennessee, LLC

SCHEDULE OOO
SUBSIDIARY GUARANTORS

RITM, LLC

SCHEDULE PPP
SUBSIDIARY GUARANTORS

Total Roll-Offs, L.L.C.

SCHEDULE QQQ
SUBSIDIARY GUARANTORS

Wayne Developers, LLC

SCHEDULE RRR
SUBSIDIARY GUARANTORS

Webster Parish Landfill, L.L.C.

SCHEDULE SSS
SUBSIDIARY GUARANTORS

Republic Services of Indiana Transportation, LLC

INDEX TO EXHIBITS

Exhibit
Number		Description

1.1		Form of Underwriting Agreement (Debt Securities).
*1	.2	Form of Underwriting Agreement (Common Stock).
*1	.3	Form of Underwriting Agreement (Preferred Stock).
*1	.4	Form of Underwriting Agreement (Warrants).
*1	.5	Form of Underwriting Agreement (Stock Purchase Contracts).
*1	.6	Form of Underwriting Agreement (Stock Purchase Units).
*1	.7	Form of Underwriting Agreement (Subscription Rights).
4.1		Amended and Restated Certificate of Incorporation of Republic Services, Inc. (incorporated by reference to Exhibit 3.1 to Republic’s Quarterly Report on Form 10-Q for the period ended June 30, 1998).
4.2		Certificate of Amendment to Amended and Restated Certificate of Incorporation of Republic Services, Inc. (incorporated by reference to Exhibit 4.2 to Republic’s Registration Statement on Form S-8, Registration No. 333-81801, filed with the Commission on June 29, 1999).
4.3		Amended and Restated Bylaws of Republic Services, Inc. (incorporated by reference to Exhibit 3.1 to Republic’s Current Report on Form 8-K filed on October 30, 2009).
4.4		Common Stock Certificate of Republic Services, Inc. (incorporated by reference to Exhibit 4.4 to Republic’s Registration Statement on Form S-8, Registration No. 333-81801, filed with the Commission on June 29, 1999).
*4	.5	Specimen Certificate of Preferred Stock.
*4	.6	Certificate of Designation of Preferred Stock.
4.7		Indenture, dated as of September 8, 2009, by and between Republic Services, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, including form of Debt Security (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K filed on September 9, 2009).
4.8		Indenture, dated as of November 25, 2009, by and between Republic Services, Inc. and U.S. Bank National Association, as trustee, including form of Debt Security (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K filed on November 25, 2009).
*4	.9	Form of Warrant Agreement, including form of Warrant Certificate.
*4	.10	Form of Stock Purchase Contract Agreement, including form of Security Certificate.
*4	.11	Form of Stock Purchase Unit Agreement, including form of Unit Certificate.
*4	.12	Form of Subscription Rights Agreement, including form of Rights Certificate.
5.1		Opinion of Mayer Brown LLP as to the legality of the securities being registered.
12.1		Statement of computation of ratios of earnings to fixed charges.
23.1		Consent of Ernst & Young LLP.
23.2		Consent of Mayer Brown LLP (contained in Exhibit 5).
24.1		Powers of attorney (included in signature pages of the Registration Statement).
25.1		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A.
25.2		Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association.

*	To be filed by amendment or incorporated by reference in connection with the offering of securities registered hereby, as appropriate.